UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: Registrant is making a filing for 10 of its series, Wells Fargo Advantage Capital Growth Fund, Wells Fargo Advantage Disciplined U.S. Core Fund, Wells Fargo Advantage Endeavor Select Fund, Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Intrinsic Value Fund, Wells Fargo Advantage Large Cap Core Fund, Wells Fargo Advantage Large Cap Growth Fund, Wells Fargo Advantage Large Company Value Fund, Wells Fargo Advantage Omega Growth Fund, and Wells Fargo Advantage Premier Large Company Growth Fund. Each series has a July 31 fiscal year end.

Date of reporting period: July 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage Capital Growth Fund

Annual Report

July 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of July 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Capital Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Capital Growth Fund for the 12-month period that ended July 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, however, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program led to considerable global stock market volatility. However, increased confidence that the U.S. economy was staging a fragile recovery, combined with resilience in European economies, resulted in double-digit returns for major U.S. stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. The FOMC continued its policy of monetary easing into 2013. However, comments by Fed Chairman Ben Bernanke in June 2013 that the FOMC might reduce (or taper) its bond-buying program caused stocks to sell off around the globe. Additional comments by Chairman Bernanke and other members of the FOMC helped lend clarity to the central bank’s plans, and by early July 2013, global stock markets had regained their footing.

European markets continued to benefit from the ECB’s September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. Moreover, in May 2013, the ECB cut its key rate to a historic low of 0.50%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Global stock markets received further liquidity-driven support in April 2013, when the Bank of Japan’s new governor, Haruhiko Kuroda, announced one of the world’s most aggressive monetary easing programs with the goal of propelling Japan’s deflation-prone economy to a 2% annualized rate of inflation.

U.S. and developed foreign market stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a solid 2.8% annualized rate in the third quarter of 2012 but fell back to a 0.1% annualized rate in the fourth quarter. Many analysts attributed the fourth-quarter weakness to the temporary aftereffects of Hurricane Sandy, which devastated the Eastern Seaboard in October 2012, a view that was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013 and a 2.5% annualized rate in the second quarter. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.1% in August 2012 to 7.4% in July 2013. The federal budget sequestration that took effect on March 1, 2013, had the potential to reduce economic growth, but investors paid more attention to economic fundamentals such as a recovery in the housing market.

Letter to shareholders (unaudited)	Wells Fargo Advantage Capital Growth Fund	3

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models. In the S&P 500 Index1, for example, health care and consumer discretionary stocks strongly outperformed for the full 12-month period, but information technology stocks lagged. Dividend-paying stocks initially outperformed as investors continued to seek yield in a historically low-yielding environment. After Chairman Bernanke’s taper comments in June 2013, however, dividend-paying stocks sold off as investors anticipated a rise in interest rates. Traditionally high-yielding sectors, such as utilities and telecommunication services, ended the 12-month period with gains that were less than the return of the S&P 500 Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Capital Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Average annual total returns1 (%) as of July 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFCGX)	7-31-2007	13.91	2.67	5.95	20.85	3.89	6.58	1.21	1.11
Class C (WFCCX)	7-31-2007	18.97	3.12	5.88	19.97	3.12	5.88	1.96	1.86
Class R4 (WCGRX)	11-30-2012	–	–	–	21.30	4.36	7.13	0.88	0.75
Class R6 (WFCRX)	11-30-2012	–	–	–	21.46	4.40	7.15	0.73	0.60
Administrator Class (WFCDX)	6-30-2003	–	–	–	21.15	4.16	6.96	1.05	0.90
Institutional Class (WWCIX)	4-8-2005	–	–	–	21.42	4.39	7.15	0.78	0.65
Investor Class (SLGIX)	11-3-1997	–	–	–	20.78	3.82	6.52	1.27	1.17
Russell 1000® Growth Index[4]	–	–	–	–	21.64	9.01	7.69	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Capital Growth Fund	5

Growth of $10,000 investment[5] as of July 31, 2013

1.	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class A and Administrator Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Capital Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period that ended July 31, 2013.

■	Effective stock selection in information technology (IT), financials, and industrials were the significant contributors to relative performance. The main detractors from relative performance were selection and stock-specific issues in the health care space.

■	The U.S. economic recovery continued, albeit at a more moderate pace than most expected, and experienced a series of fits and starts.

■	As the year progressed, correlations between stocks declined and stock prices became more closely tied to fundamentals, creating an environment better suited for our fundamental surround-the-company research process, which maintains an appropriate balance between risk and return.

Despite mixed U.S. economic data that left investors concerned at times throughout the year, overall, the data pointed to a continued recovery in economic conditions in the U.S., aided by the Federal Reserve and its expansionary monetary policy of quantitative easing (QE). Despite other countries’ similar efforts, most economies could not keep pace with the U.S. In particular, China’s economy continued to be weaker than expected and European economic conditions had not yet bottomed, making U.S. equities an attractive place to be. In addition, fear grew as interest rates shot up in a less-than-orderly fashion, forcing investors to reexamine the perceived safety of gold, bonds, and bond proxies, like high-dividend-paying stocks. Consequently, interest-rate-sensitive assets were among the hardest hit in the resulting market volatility. These factors combined to help investors realize what we have believed for some time—that while there will be bumps along the way, domestic equities are among the best investments now and in the near future.

Ten largest equity holdings[6] (%) as of July 31, 2013
Google Incorporated Class A	4.26
Apple Incorporated	3.99
Amazon.com Incorporated	3.01
Home Depot Incorporated	2.95
Visa Incorporated Class A	2.60
Gilead Sciences Incorporated	2.47
Union Pacific Corporation	2.40
MasterCard Incorporated Class A	2.29
Constellation Brands Incorporated Class A	2.21
Amgen Incorporated	2.13

IT, financials, and industrials stocks were the main contributors to relative performance for the 12-month period.

Particular strength was visible in the IT services and internet software and service companies held in the portfolio. The online professional networking company LinkedIn Corporation reported strong revenue growth, significantly above even the most aggressive estimates. The company also reported margins well above consensus estimates, a rare feat for a company growing this fast. These factors propelled the stock to over a 98% return for the past 12 months. While we marginally trimmed our position given this strong appreciation, we continue to feel the company has multiple secular growth drivers, including marketing solutions (traditional web advertising), hiring solutions (subscription business to corporate human resources departments), and selling solutions (an underappreciated service that provides sales leads via premium subscriptions to members).

Our holdings in the financials sector recovered, with particularly strong performance from the capital markets industry. Positions in Ameriprise Financial Incorporated, and Affiliated Managers Group Incorporated, (AMG) rose 77% and 62%, respectively. As a leading asset manager with a collection of boutique offerings, AMG is benefiting from strong underlying product performance and inflows into asset classes en vogue with global investors. Additionally, the company has less exposure to interest-rate-sensitive fixed-income products than most asset managers of comparable size.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Capital Growth Fund	7

Within industrials, Kansas City Southern remains one of the portfolio’s largest active holdings and, not surprisingly, one of our high-conviction ideas. The rail operator gained approximately 50% in the past 12 months, as the company continues to benefit from multiple secular growth drivers. First, intermodal transportation continues to take market share from the trucking industry. Second, due primarily to their strategic rail lines in and out of Mexico, Kansas City Southern is uniquely positioned to benefit from manufacturing activity growth in North America, often referred to as near-sourcing. Finally, the company should continue to benefit from the rising production (and transportation needs) of oil and natural gas in Texas.

The main detractors in the portfolio’s relative performance were from stock-specific issues in the health care sector, as security selection has been a frustrating proposition thus far in 2013. We have been caught in the middle of two trading patterns in the sector: investor hype around biopharmaceutical companies with binary pipeline outcomes and investors, in the midst of shifting assets out of fixed income, attracted to the dividend yields offered in the sector as a bond proxy. While the former group, biotechnology companies, offer strong potential earnings growth and exciting products, we have been cautious about allocating to those stocks whose upside depend solely on clinical test results and the timing of possible U.S. Food and Drug Administration approvals. The latter trade, high dividend payers, lacks relevance, as most of the companies do not have the earnings growth we require in our investment process.

Sector distribution[7] as of July 31, 2013

As we reach the midpoint of 2013, recent market dynamics have reinforced confidence that our portfolios are pointed in the right direction.

While rate-sensitive and yield-oriented strategies were called into question late in the spring with talk of QE tapering, we have taken a different route. Our path is not predicated on accommodative monetary policy or high dividend bond proxies but rather on the type of strong secular growth that should allow for a more complete and sustainable economic recovery. As performance reflected, there are few better places to find this type of growth and innovation than among domestically oriented companies. To that point, we remain bullish on the U.S. economy and, in particular, on the U.S. consumer, who is benefiting from a robust housing recovery, a strengthening U.S. dollar, and improving employment data. This powerful combination bodes well for consumer confidence and domestic consumption.

Additionally, we continue to maintain our focus on housing-related holdings. We feel the housing recovery will produce a significant tailwind to the domestic economy and still has plenty of gas left in its tank as housing affordability remains historically high. Positioning within the industrials sector continues to center around structural shifts in the U.S. economy. These include the development and production of domestic energy reserves, as well as a significant shift in manufacturing activity from emerging markets back to North America. Recent additions to our industrials holdings have been more cyclical in nature and should be beneficiaries of improving industrial production and overall gross domestic product growth.

We remain confident in our current positioning, as it appears that a number of market factors are changing in our favor. General investor demand for U.S. equities is on the rise as funds flow out of bonds and into stocks. We believe an actively managed strategy, such as ours, that focuses on the identification of superior earnings growth, seeking bottom-up research edge, and a balanced allocation of portfolio capital will be the best road forward.

Please see footnotes on page 5.

8	Wells Fargo Advantage Capital Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2013 to July 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2013	Ending account value 7-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,126.42	$5.85	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56	1.11%
Class C
Actual	$1,000.00	$1,121.75	$9.79	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30	1.86%
Class R4
Actual	$1,000.00	$1,128.39	$3.96	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class R6
Actual	$1,000.00	$1,128.86	$3.17	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Administrator Class
Actual	$1,000.00	$1,127.46	$4.75	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Institutional Class
Actual	$1,000.00	$1,128.32	$3.43	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Investor Class
Actual	$1,000.00	$1,126.00	$6.17	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	$5.86	1.17%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Capital Growth Fund	9

Security name	Shares	Value

Common Stocks: 100.42%

Consumer Discretionary: 27.89%

Auto Components: 1.23%
Delphi Automotive plc	114,700	$6,161,684

Distributors: 0.74%
LKQ Corporation †	143,336	3,736,770

Hotels, Restaurants & Leisure: 3.11%
Starbucks Corporation	141,624	10,089,294
Starwood Hotels & Resorts Worldwide Incorporated	82,850	5,480,528

		15,569,822

Internet & Catalog Retail: 4.75%
Amazon.com Incorporated †	50,040	15,073,049
priceline.com Incorporated †	9,960	8,721,673

		23,794,722

Media: 8.33%
CBS Corporation Class B	146,520	7,742,117
Discovery Communications Incorporated Class A †	89,200	7,111,024
Liberty Global plc Class A †	36,357	2,949,280
Liberty Global plc Class C †	91,683	7,074,260
Sirius XM Radio Incorporated	2,197,850	8,197,981
Viacom Incorporated Class B	119,350	8,685,100

		41,759,762

Specialty Retail: 5.67%
Best Buy Company Incorporated	211,150	6,353,504
Home Depot Incorporated	187,100	14,786,513
TJX Companies Incorporated	140,400	7,306,416

		28,446,433

Textiles, Apparel & Luxury Goods: 4.06%
Michael Kors Holdings Limited †	89,950	6,057,233
PVH Corporation	57,450	7,571,336
Ralph Lauren Corporation	36,950	6,727,117

		20,355,686

Consumer Staples: 4.49%

Beverages: 2.21%
Constellation Brands Incorporated Class A †	213,150	11,102,984

Food & Staples Retailing: 1.60%
CVS Caremark Corporation	130,500	8,024,445

Food Products: 0.68%
Green Mountain Coffee Roasters Incorporated «†	44,000	3,395,920

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Capital Growth Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

Energy: 1.39%

Oil, Gas & Consumable Fuels: 1.39%
Pioneer Natural Resources Company	45,180	$6,992,057

Financials: 5.34%

Capital Markets: 2.23%
Affiliated Managers Group Incorporated †	38,022	6,857,268
Ameriprise Financial Incorporated	48,750	4,338,750

		11,196,018

Diversified Financial Services: 1.74%
IntercontinentalExchange Incorporated †	47,800	8,721,110

Real Estate Management & Development: 1.37%
CBRE Group Incorporated Class A †	296,900	6,879,173

Health Care: 11.20%

Biotechnology: 6.02%
Amgen Incorporated	98,745	10,693,096
Biogen Idec Incorporated †	32,700	7,132,851
Gilead Sciences Incorporated †	201,250	12,366,813

		30,192,760

Health Care Equipment & Supplies: 0.51%
Boston Scientific Corporation †	233,200	2,546,544

Health Care Providers & Services: 1.42%
Cardinal Health Incorporated	141,650	7,095,249

Pharmaceuticals: 3.25%
Actavis Incorporated †	29,400	3,947,538
Novartis AG ADR	68,600	4,912,446
Sanofi ADR	144,692	7,448,744

		16,308,728

Industrials: 14.67%

Aerospace & Defense: 1.69%
Precision Castparts Corporation	38,281	8,487,663

Airlines: 1.36%
Delta Air Lines Incorporated †	320,150	6,796,785

Building Products: 1.16%
Fortune Brands Home & Security Incorporated	140,200	5,791,662

Electrical Equipment: 1.78%
Eaton Corporation plc	129,400	8,922,130

Machinery: 0.67%
Cummins Incorporated	27,861	3,376,475

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Capital Growth Fund	11

Security name	Shares	Value

Road & Rail: 5.36%
Hertz Global Holdings Incorporated †	283,750	$7,266,838
Kansas City Southern	70,350	7,580,213
Union Pacific Corporation	75,739	12,011,448

		26,858,499

Trading Companies & Distributors: 2.65%
United Rentals Incorporated †	99,550	5,706,206
W.W. Grainger Incorporated	28,939	7,586,069

		13,292,275

Information Technology: 30.31%

Computers & Peripherals: 3.99%
Apple Incorporated	44,175	19,989,188

Internet Software & Services: 10.16%
eBay Incorporated †	196,650	10,164,839
Facebook Incorporated Class A †	268,400	9,885,172
Google Incorporated Class A †	24,050	21,346,780
LinkedIn Corporation Class A †	33,950	6,918,671
MercadoLibre Incorporated	22,550	2,648,047

		50,963,509

IT Services: 9.59%
Accenture plc	126,193	9,314,305
Alliance Data Systems Corporation «†	51,750	10,235,115
MasterCard Incorporated Class A	18,842	11,505,114
Teradata Corporation †	67,700	4,002,424
Visa Incorporated Class A	73,550	13,019,086

		48,076,044

Semiconductors & Semiconductor Equipment: 2.40%
ARM Holdings plc	160,250	6,434,038
ASML Holding NV	62,050	5,578,295

		12,012,333

Software: 4.17%
Microsoft Corporation	279,300	8,890,119
Salesforce.com Incorporated †	191,750	8,389,063
ServiceNow Incorporated †	83,050	3,619,319

		20,898,501

Materials: 3.90%

Chemicals: 3.90%
Monsanto Company	82,050	8,104,899
Sherwin-Williams Company	41,150	7,167,096
W.R. Grace & Company †	55,900	4,294,238

		19,566,233

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Capital Growth Fund	Portfolio of investments—July 31, 2013

Security name		Shares	Value

Telecommunication Services: 1.23%

Wireless Telecommunication Services: 1.23%
Crown Castle International Corporation †		87,950	$6,178,477

Total Common Stocks (Cost $413,146,229)			503,489,641

	Yield
Short-Term Investments: 3.08%

Investment Companies: 3.08%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	2,496,290	2,496,290
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.12	12,936,750	12,936,750

Total Short-Term Investments (Cost $15,433,040)			15,433,040

Total investments in securities (Cost $428,579,269) *	103.50%	518,922,681
Other assets and liabilities, net	(3.50)	(17,558,258)

Total net assets	100.00%	$501,364,423

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $429,203,241 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$92,935,409
Gross unrealized depreciation	(3,215,969)

Net unrealized appreciation	$89,719,440

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2013	Wells Fargo Advantage Capital Growth Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$503,489,641
In affiliated securities, at value (see cost below)	15,433,040

Total investments, at value (see cost below)	518,922,681
Receivable for investments sold	3,690,144
Receivable for Fund shares sold	465,399
Receivable for dividends	59,392
Receivable for securities lending income	2,879
Prepaid expenses and other assets	52,800

Total assets	523,193,295

Liabilities
Payable for investments purchased	5,665,467
Payable for Fund shares redeemed	2,794,225
Payable upon receipt of securities loaned	12,936,750
Advisory fee payable	196,314
Distribution fees payable	2,926
Due to other related parties	76,717
Accrued expenses and other liabilities	156,473

Total liabilities	21,828,872

Total net assets	$501,364,423

NET ASSETS CONSIST OF
Paid-in capital	$372,567,249
Undistributed net investment income	1,469,747
Accumulated net realized gains on investments	36,984,015
Net unrealized gains on investments	90,343,412

Total net assets	$501,364,423

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$16,389,534
Shares outstanding – Class A	824,927
Net asset value per share – Class A	$19.87
Maximum offering price per share – Class A2	$21.08
Net assets – Class C	$4,502,591
Shares outstanding – Class C	237,256
Net asset value per share – Class C	$18.98
Net assets – Class R4	$11,686
Share outstanding – Class R4	561
Net asset value per share – Class R4	$20.83
Net assets – Class R6	$58,487
Share outstanding – Class R6	2,805
Net asset value per share – Class R6	$20.85
Net assets – Administrator Class	$63,786,175
Shares outstanding – Administrator Class	3,095,276
Net asset value per share – Administrator Class	$20.61
Net assets – Institutional Class	$331,309,938
Shares outstanding – Institutional Class	15,896,695
Net asset value per share – Institutional Class	$20.84
Net assets – Investor Class	$85,306,012
Shares outstanding – Investor Class	4,319,637
Net asset value per share – Investor Class	$19.75
Investments in unaffiliated securities (including securities on loan), at cost	$413,146,229

Investments in affiliated securities, at cost	$15,433,040

Total investments, at cost	$428,579,269

Securities on loan, at value	$12,937,958

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Capital Growth Fund	Statement of operations —year ended July 31, 2013

Investment income
Dividends *	$6,415,505
Securities lending income, net	118,852
Income from affiliated securities	14,835

Total investment income	6,549,192

Expenses
Advisory fee	3,716,195
Administration fees
Fund level	287,350
Class A	45,323
Class C	13,628
Class R4	5	[1]
Class R6	11	[1]
Administrator Class	69,164
Institutional Class	320,763
Investor Class	261,974
Shareholder servicing fees
Class A	43,580
Class C	13,104
Class R4	7	[1]
Administrator Class	169,967
Investor Class	204,667
Distribution fees
Class C	39,311
Custody and accounting fees	46,503
Professional fees	37,482
Registration fees	78,080
Shareholder report expenses	63,101
Trustees’ fees and expenses	11,775
Other fees and expenses	34,948

Total expenses	5,456,938
Less: Fee waivers and/or expense reimbursements	(848,453)

Net expenses	4,608,485

Net investment income	1,940,707

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	81,731,695
Net change in unrealized gains (losses) on investments	19,679,033

Net realized and unrealized gains (losses) on investments	101,410,728

Net increase in net assets resulting from operations	$103,351,435

* Net of foreign dividend withholding taxes in the amount of	$65,067

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Capital Growth Fund	15

	Year ended July 31, 2013		Year ended July 31, 2012

Operations
Net investment income		$1,940,707		$1,155,744
Net realized gains on investments		81,731,695		182,157,178
Net change in unrealized gains (losses) on investments		19,679,033		(126,756,740)

Net increase in net assets resulting from operations		103,351,435		56,556,182

Distributions to shareholders from
Net investment income
Class R4		(48)[1]		N/A
Class R6		(246)[1]		N/A
Institutional Class		(1,895,530)		0
Net realized gains
Class A		(314,970)		0
Class C		(99,514)		0
Class R4		(167)[1]		N/A
Class R6		(837)[1]		N/A
Administrator Class		(1,194,743)		0
Institutional Class		(6,263,868)		0
Investor Class		(1,405,932)		0

Total distributions to shareholders		(11,175,855)		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	143,319	2,580,951	122,287	1,936,369
Class C	25,668	440,857	43,857	666,184
Class R4	549 [1]	10,000 [1]	N/A	N/A
Class R6	2,744 [1]	50,000 [1]	N/A	N/A
Administrator Class	451,886	8,385,890	3,928,533	61,599,365
Institutional Class	2,394,980	44,709,816	6,758,122	107,414,515
Investor Class	314,463	5,648,504	387,393	6,068,141

		61,826,018		177,684,574

Reinvestment of distributions
Class A	18,353	308,704	0	0
Class C	4,726	76,288	0	0
Class R4	12 [1]	215 [1]	N/A	N/A
Class R6	61 [1]	1,083 [1]	N/A	N/A
Administrator Class	64,170	1,117,846	0	0
Institutional Class	433,529	7,652,649	0	0
Investor Class	81,385	1,360,759	0	0

		10,517,544		0

Payment for shares redeemed
Class A	(399,052)	(7,220,538)	(333,193)	(5,281,014)
Class C	(167,822)	(2,892,076)	(193,662)	(3,011,786)
Administrator Class	(1,724,968)	(32,214,397)	(21,814,212)	(379,002,167)
Institutional Class	(17,915,534)	(327,311,363)	(34,071,744)	(586,752,715)
Investor Class	(951,999)	(17,003,561)	(1,503,509)	(23,422,338)

		(386,641,935)		(997,470,020)

Net decrease in net assets resulting from capital share transactions		(314,298,373)		(819,785,446)

Total decrease in net assets		(222,122,793)		(763,229,264)

Net assets
Beginning of period		723,487,216		1,486,716,480

End of period		$501,364,423		$723,487,216

Undistributed net investment income		$1,469,747		$1,315,530

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.74	$16.25	$13.07	$11.83	$17.60
Net investment income (loss)	0.00 [1,2]	(0.05)[2]	(0.07)[2]	(0.06)[2]	(0.00)[1,2]
Net realized and unrealized gains (losses) on investments	3.43	0.54	3.25	1.30	(5.26)

Total from investment operations	3.43	0.49	3.18	1.24	(5.26)
Distributions to shareholders from
Net realized gains	(0.30)	0.00	0.00	0.00	(0.51)
Net asset value, end of period	$19.87	$16.74	$16.25	$13.07	$11.83
Total return[3]	20.85%	3.02%	24.43%	10.40%	(29.23)%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.21%	1.21%	1.27%	1.31%
Net expenses	1.14%	1.20%	1.20%	1.25%	1.25%
Net investment income (loss)	0.01%	(0.30)%	(0.48)%	(0.55)%	(0.01)%
Supplemental data
Portfolio turnover rate	107%	116%	116%	128%	172%
Net assets, end of period (000s omitted)	$16,390	$17,784	$20,693	$24,222	$21,064

1.	Amount is less than $0.005.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Capital Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.12	$15.77	$12.77	$11.65	$17.47
Net investment loss	(0.13)[1]	(0.16)[1]	(0.19)[1]	(0.17)	(0.08)[1]
Net realized and unrealized gains (losses) on investments	3.29	0.51	3.19	1.29	(5.23)

Total from investment operations	3.16	0.35	3.00	1.12	(5.31)
Distributions to shareholders from
Net realized gains	(0.30)	0.00	0.00	0.00	(0.51)
Net asset value, end of period	$18.98	$16.12	$15.77	$12.77	$11.65
Total return[2]	19.97%	2.22%	23.49%	9.61%	(29.75)%
Ratios to average net assets (annualized)
Gross expenses	2.01%	1.96%	1.96%	2.02%	2.02%
Net expenses	1.89%	1.95%	1.95%	2.00%	1.96%
Net investment loss	(0.73)%	(1.05)%	(1.23)%	(1.31)%	(0.70)%
Supplemental data
Portfolio turnover rate	107%	116%	116%	128%	172%
Net assets, end of period (000s omitted)	$4,503	$6,042	$8,272	$7,127	$6,772

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Capital Growth Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R4	Year ended July 31, 2013[1]
Net asset value, beginning of period	$18.22
Net investment income	0.05
Net realized and unrealized gains (losses) on investments	2.95

Total from investment operations	3.00
Distributions to shareholders from
Net investment income	(0.09)
Net realized gains	(0.30)

Total distributions to shareholders	(0.39)
Net asset value, end of period	$20.83
Total return[2]	16.86%
Ratios to average net assets (annualized)
Gross expenses	0.90%
Net expenses	0.75%
Net investment income	0.37%
Supplemental data
Portfolio turnover rate	107%
Net assets, end of period (000s omitted)	$12

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Capital Growth Fund	19

(For a share outstanding throughout the period)

CLASS R6	Year ended July 31, 2013[1]
Net asset value, beginning of period	$18.22
Net investment income	0.07
Net realized and unrealized gains (losses) on investments	2.95

Total from investment operations	3.02
Distributions to shareholders from
Net investment income	(0.09)
Net realized gains	(0.30)

Total distributions to shareholders	(0.39)
Net asset value, end of period	$20.85
Total return[2]	16.99%
Ratios to average net assets (annualized)
Gross expenses	0.79%
Net expenses	0.60%
Net investment income	0.52%
Supplemental data
Portfolio turnover rate	107%
Net assets, end of period (000s omitted)	$58

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.32	$16.77	$13.45	$12.17	$18.03
Net investment income (loss)	0.04 [1]	(0.00)[1,2]	(0.03)[1]	(0.03)[1]	0.04 [1]
Net realized and unrealized gains (losses) on investments	3.55	0.55	3.35	1.35	(5.39)

Total from investment operations	3.59	0.55	3.32	1.32	(5.35)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.04)	0.00
Net realized gains	(0.30)	0.00	0.00	0.00	(0.51)

Total distributions to shareholders	(0.30)	0.00	0.00	(0.04)	(0.51)
Net asset value, end of period	$20.61	$17.32	$16.77	$13.45	$12.17
Total return	21.15%	3.22%	24.68%	10.81%	(29.02)%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.05%	1.05%	1.09%	1.13%
Net expenses	0.91%	0.94%	0.94%	0.94%	0.94%
Net investment income (loss)	0.24%	(0.01)%	(0.21)%	(0.25)%	0.33%
Supplemental data
Portfolio turnover rate	107%	116%	116%	128%	172%
Net assets, end of period (000s omitted)	$63,786	$74,529	$372,178	$684,207	$680,869

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Capital Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.56	$16.96	$13.57	$12.27	$18.14
Net Investment income (loss)	0.09 [1]	0.03 [1]	0.00 [1,2]	(0.00)[1,2]	0.06 [1]
Net realized and unrealized gains (losses) on investments	3.58	0.57	3.39	1.36	(5.42)

Total from investment operations	3.67	0.60	3.39	1.36	(5.36)
Distributions to shareholders from
Net investment income	(0.09)	0.00	0.00	(0.06)	0.00
Net realized gains	(0.30)	0.00	0.00	0.00	(0.51)

Total distributions to shareholders	(0.39)	0.00	0.00	(0.06)	(0.51)
Net asset value, end of period	$20.84	$17.56	$16.96	$13.57	$12.27
Total return	21.42%	3.48%	25.07%	10.97%	(28.90)%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.78%	0.78%	0.82%	0.86%
Net expenses	0.67%	0.70%	0.70%	0.75%	0.75%
Net investment income (loss)	0.46%	0.21%	0.00%	(0.06)%	0.51%
Supplemental data
Portfolio turnover rate	107%	116%	116%	128%	172%
Net assets, end of period (000s omitted)	$331,310	$543,933	$988,633	$473,777	$443,931

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.65	$16.18	$13.02	$11.79	$17.56
Net investment loss	(0.01)[1]	(0.06)[1]	(0.08)[1]	(0.08)[1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	3.41	0.53	3.24	1.31	(5.25)

Total from investment operations	3.40	0.47	3.16	1.23	(5.26)
Distributions to shareholders from
Net realized gains	(0.30)	0.00	0.00	0.00	(0.51)
Net asset value, end of period	$19.75	$16.65	$16.18	$13.02	$11.79
Total return	20.78%	2.90%	24.37%	10.35%	(29.30)%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.28%	1.28%	1.36%	1.41%
Net expenses	1.20%	1.27%	1.27%	1.35%	1.36%
Net investment loss	(0.06)%	(0.37)%	(0.55)%	(0.64)%	(0.12)%
Supplemental data
Portfolio turnover rate	107%	116%	116%	128%	172%
Net assets, end of period (000s omitted)	$85,306	$81,199	$96,941	$104,200	$220,008

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Capital Growth Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Capital Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is

24	Wells Fargo Advantage Capital Growth Fund	Notes to financial statements

managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At July 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$(4,472,500)	$109,334	$4,363,166

As of July 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains, in the amount of $3,375,420 expiring in 2016.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value

Notes to financial statements	Wells Fargo Advantage Capital Growth Fund	25

hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$503,489,641	$0	$0	$503,489,641
Short-term investments
Investment companies	2,496,290	12,936,750	0	15,433,040
	$505,985,931	$12,936,750	$0	$518,922,681

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2013, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase. Prior to May 1, 2013, WellsCap received an annual fee which started at 0.35% and declined to 0.15% as the average daily net assets of the Fund increased.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10
Investor Class	0.32

26	Wells Fargo Advantage Capital Growth Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 0.75% for Class R4 shares, 0.60% for Class R6 shares, 0.90% for Administrator Class shares, 0.65% for Institutional Class shares, and 1.17% for Investor Class shares. Prior to December 1, 2012, the Fund’s expenses were capped at 1.20% for Class A shares, 1.95% for Class C shares, 0.94% for Administrator Class shares, 0.70% for Institutional Class shares, and 1.27% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets Class C shares.

For the year ended July 31, 2013, Wells Fargo Funds Distributor, LLC received $2,712 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2013 were $598,190,983 and $889,710,746, respectively.

6. CAPITAL SHARES

As a result of the transfer of assets from Funds Management, former program manager of the 529 college savings plans for the State of Wisconsin, to a new program manager, the Fund redeemed assets from its Institutional Class on October 26, 2012 with a value of $167,017,167, representing 23.6% of the Fund. This amount is reflected in the Statement of Changes in Net Assets for the year ended July 31, 2013.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2013, the Fund paid $1,016 in commitment fees.

For the year ended July 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended July 31, 2013 was $1,895,824 of ordinary income and $9,280,031 of long-term capital gain. For the year ended July 31, 2012, the Fund did not pay any distributions to shareholders.

Notes to financial statements	Wells Fargo Advantage Capital Growth Fund	27

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$1,469,747	$40,983,407	$89,719,440	$(3,375,420)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Funds that invest a substantial portion of their assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

28	Wells Fargo Advantage Capital Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Capital Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Capital Growth Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2013

Other information (unaudited)	Wells Fargo Advantage Capital Growth Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2013.

Pursuant to Section 852 of the Internal Revenue Code, $9,280,031 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $1,895,824 of income dividends paid during the fiscal year ended July 31, 2013 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Capital Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Capital Growth Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Capital Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Capital Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Capital Growth Fund	33

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the median performance of the Universe for the one, three- and ten-year periods under review, but lower than the median performance of the Universe for the five-year period under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell 1000® Growth Index, for the one-year period under review, but lower than its benchmark for the three-, five- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the five-year period and the benchmark for the three-, five- and ten-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during those periods. The Board also noted that a new portfolio manager was added to the team in 2012, coinciding with the departure of another portfolio manager. The Board noted the positive performance of the Fund since the portfolio manager change and was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the median rates for the Fund’s expense Groups for all classes except Class A and Investor Class. However, the Board viewed favorably the fact that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class, including Class A and the Investor Class.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser. The Board considered that the Sub-Adviser agreed to reduce the sub-advisory fee schedule for the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

34	Wells Fargo Advantage Capital Growth Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Capital Growth Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

218814 09-13 A200/AR200 7-13

Wells Fargo Advantage Disciplined U.S. Core Fund

Annual Report

July 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of July 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Disciplined U.S. Core Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Disciplined U.S. Core Fund for the 12-month period that ended July 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, however, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program led to considerable global stock market volatility. However, increased confidence that the U.S. economy was staging a fragile recovery, combined with resilience in European economies, resulted in double-digit returns for major U.S. stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. The FOMC continued its policy of monetary easing into 2013. However, comments by Fed Chairman Ben Bernanke in June 2013 that the FOMC might reduce (or taper) its bond-buying program caused stocks to sell off around the globe. Additional comments by Chairman Bernanke and other members of the FOMC helped lend clarity to the central bank’s plans, and by early July 2013, global stock markets had regained their footing.

European markets continued to benefit from the ECB’s September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. Moreover, in May 2013, the ECB cut its key rate to a historic low of 0.50%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Global stock markets received further liquidity-driven support in April 2013, when the Bank of Japan’s new governor, Haruhiko Kuroda, announced one of the world’s most aggressive monetary easing programs with the goal of propelling Japan’s deflation-prone economy to a 2% annualized rate of inflation.

U.S. and developed foreign market stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a solid 2.8% annualized rate in the third quarter of 2012 but fell back to a 0.1% annualized rate in the fourth quarter. Many analysts attributed the fourth-quarter weakness to the temporary aftereffects of Hurricane Sandy, which devastated the Eastern Seaboard in October 2012, a view that was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013 and a 2.5% annualized rate in the second quarter. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.1% in August 2012 to 7.4% in July 2013. The federal budget sequestration that took effect on March 1, 2013, had the potential to reduce economic growth, but investors paid more attention to economic fundamentals such as a recovery in the housing market.

Letter to shareholders (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	3

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models. In the S&P 500 Index1, for example, health care and consumer discretionary stocks strongly outperformed for the full 12-month period, but information technology stocks lagged. Dividend-paying stocks initially outperformed as investors continued to seek yield in a historically low-yielding environment. After Chairman Bernanke’s taper comments in June 2013, however, dividend-paying stocks sold off as investors anticipated a rise in interest rates. Traditionally high-yielding sectors, such as utilities and telecommunication services, ended the 12-month period with gains that were less than the return of the S&P 500 Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Disciplined U.S. Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Golden Capital Management, LLC

Portfolio manager

Greg Golden, CFA

Average annual total returns1 (%) as of July 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EVSAX)	2-28-1990	19.36	6.62	7.44	26.62	7.89	8.08	0.92	0.92
Class C (EVSTX)	6-30-1999	24.65	7.09	7.28	25.65	7.09	7.28	1.67	1.67
Administrator Class (EVSYX)	2-21-1995	–	–	–	26.82	8.12	8.33	0.76	0.74
Institutional Class (EVSIX)	7-30-2010	–	–	–	27.16	8.28	8.41	0.49	0.48
S&P 500 Index[4]	–	–	–	–	25.00	8.26	7.64	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	5

Growth of $10,000 investment[5] as of July 31, 2013

1.	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Enhanced S&P 500 Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through November 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Disciplined U.S. Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2013.

■	Stock selection was either neutral or beneficial in 7 out of 10 economic sectors, with favorable results from our holdings in the consumer staples, energy, health care, materials, industrials, consumer discretionary, and telecommunication services sectors. Relative weakness was found in the financials, information technology, and utilities sectors. Overall sector weighting decisions were a modest detractor during the period.

■	Results from our Total Composite Model (the multifactor quantitative model used for stock selection) were strong over the reporting period. The best results came from the valuation side, where both traditional valuation and growth-at-a-reasonable-price valuation measures showed strong differentiation. Earnings growth and earnings quality measures were also beneficial. Our earnings and sales momentum and trading momentum subcomposites showed signs of weakness.

Ten largest equity holdings[6] (%) as of July 31, 2013
Exxon Mobil Corporation	3.42
Apple Incorporated	2.98
Johnson & Johnson	2.46
Chevron Corporation	2.39
Microsoft Corporation	2.01
Pfizer Incorporated	2.01
General Electric Company	1.74
Citigroup Incorporated	1.67
Berkshire Hathaway Incorporated Class B	1.66
AT&T Incorporated	1.65

Our process-driven approach is based upon fundamental investment ideas implemented with quantitative discipline.

The Fund seeks to consistently add value relative to the S&P 500 Index while carefully managing portfolio risk. Our process-driven approach is grounded in fundamental investment ideas and implemented with quantitative discipline. Stock selection drives relative performance and is based upon proprietary evaluations of corporate fundamentals and market dynamics, as measured by our Total Composite Model. Risk is explicitly managed with risk-modeling tools and traditional-style research to help ensure a well-diversified portfolio that is highly reflective of the benchmark.

For the period, our Total Composite Model delivered solid results. The model was successful in discriminating on both the buy and sell side, which allowed us to overweight the best-performing companies and underweight the weaker-performing companies.

Sector distribution[7] as of July 31, 2013

Over the past year, the Fund’s sector weightings were largely neutral to the index, which is typical with this strategy.

Security selection in consumer staples was the most significant contributor during the period. Some of the strongest performers in the group included companies such as grocers Kroger Company and Safeway Incorporated, meat processor and prepared foods provider Tyson Foods Incorporated, and wine and spirits company Constellation Brands Incorporated. Energy represented another area of strength for the portfolio. Refiners such as Tesoro Corporation, Phillips 66, and Marathon Petroleum Corporation saw their profits and share prices surge on healthy refining margins and cost control initiatives.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	7

The financials sector represented one of the Fund’s few areas of relative weakness. Within this group, our real estate investment trust (REIT) holdings trailed those of the benchmark. The weakest performer in the REIT space was Equity Residential, a U.S.-based apartment complex REIT. We are slightly underweight in this position relative to its benchmark weight.

We continue to try to add value for our shareholders.

This strategy is intended to add value relative to the benchmark through a full market cycle, independent of overall market direction or movements by style (growth or value) or size (large or small). Our investment process will continue to focus on constructing a portfolio of securities emphasizing attractive fundamental measures of valuation, earnings growth, earnings and sales momentum, earnings quality, and trading momentum. Based on our research and experience, we believe this offers investors an attractive opportunity for capital appreciation over time.

8	Wells Fargo Advantage Disciplined U.S. Core Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2013 to July 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2013	Ending account value 7-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,155.54	$4.92	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61	0.92%
Class C
Actual	$1,000.00	$1,151.52	$8.91	1.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.51	$8.35	1.67%
Administrator Class
Actual	$1,000.00	$1,156.60	$3.96	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Institutional Class
Actual	$1,000.00	$1,157.86	$2.57	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Disciplined U.S. Core Fund	9

    _

Security name	Shares	Value

Common Stocks: 99.55%

Consumer Discretionary: 11.22%

Auto Components: 0.47%
Dana Holding Corporation	23,868	$521,508
The Goodyear Tire & Rubber Company †	79,658	1,473,673

		1,995,181

Automobiles: 1.09%
Ford Motor Company	273,112	4,610,131

Diversified Consumer Services: 0.10%
Apollo Group Incorporated Class A †	23,760	432,907

Hotels, Restaurants & Leisure: 0.58%
Starbucks Corporation	25,430	1,811,633
Starwood Hotels & Resorts Worldwide Incorporated	9,632	637,157

		2,448,790

Household Durables: 0.29%
Pulte Homes Incorporated	27,065	450,091
Whirlpool Corporation	6,000	803,640

		1,253,731

Media: 4.74%
Comcast Corporation Class A	135,506	6,108,610
DIRECTV Group Incorporated †	51,497	3,258,215
Gannett Company Incorporated	25,067	645,726
News Corporation Class A †	29,785	474,475
Time Warner Incorporated	36,031	2,243,290
Twenty-First Century Fox Incorporated	119,575	3,572,901
Walt Disney Company	59,023	3,815,837

		20,119,054

Multiline Retail: 0.56%
Macy’s Incorporated	49,540	2,394,764

Specialty Retail: 3.39%
Abercrombie & Fitch Company Class A	11,000	548,570
Best Buy Company Incorporated	35,018	1,053,692
CST Brands Incorporated †	8,912	290,620
Gap Incorporated	20,235	928,787
Home Depot Incorporated	76,793	6,068,951
Lowe’s Companies Incorporated	59,413	2,648,632
PetSmart Incorporated	20,708	1,516,240
Staples Incorporated	78,758	1,340,461

		14,395,953

Consumer Staples: 9.76%

Beverages: 2.22%
Coca-Cola Enterprises Incorporated	61,352	2,303,154

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

Beverages (continued)
Dr Pepper Snapple Group Incorporated	27,460	$1,283,480
Molson Coors Brewing Company	20,020	1,002,201
Monster Beverage Corporation †	16,440	1,002,676
PepsiCo Incorporated	14,820	1,238,063
The Coca-Cola Company	64,545	2,586,964

		9,416,538

Food & Staples Retailing: 3.12%
CVS Caremark Corporation	80,115	4,926,271
Kroger Company	89,040	3,496,601
Safeway Incorporated	77,401	1,996,172
Wal-Mart Stores Incorporated	36,507	2,845,356

		13,264,400

Food Products: 1.89%
Archer Daniels Midland Company	94,717	3,454,329
Kraft Foods Group Incorporated	23,526	1,331,101
The Hershey Company	17,772	1,686,030
Tyson Foods Incorporated Class A	56,087	1,549,123

		8,020,583

Household Products: 1.16%
Kimberly-Clark Corporation	12,447	1,229,764
Procter & Gamble Company	45,950	3,689,785

		4,919,549

Personal Products: 0.81%
Herbalife Limited «	52,419	3,433,445

Tobacco: 0.56%
Altria Group Incorporated	55,983	1,962,764
Philip Morris International	4,728	421,643

		2,384,407

Energy: 10.83%

Energy Equipment & Services: 1.09%
Diamond Offshore Drilling Incorporated «	7,210	486,242
Ensco plc Class A	13,645	782,404
Halliburton Company	18,247	824,582
Schlumberger Limited	31,230	2,539,936

		4,633,164

Oil, Gas & Consumable Fuels: 9.74%
Chesapeake Energy Corporation	33,000	768,900
Chevron Corporation	80,699	10,159,197
ConocoPhillips Company	76,103	4,936,041
Exxon Mobil Corporation	154,945	14,526,094
Marathon Petroleum Corporation	44,314	3,249,546
Murphy Oil Corporation	3,393	229,774

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Disciplined U.S. Core Fund	11

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Phillips 66	34,416	$2,116,584
Tesoro Corporation	43,512	2,473,657
Valero Energy Corporation	81,265	2,906,849

		41,366,642

Financials: 16.80%

Capital Markets: 1.63%
Bank of New York Mellon Corporation	85,203	2,679,634
E*TRADE Financial Corporation †	61,000	908,900
Goldman Sachs Group Incorporated	6,361	1,043,395
State Street Corporation	32,780	2,283,783

		6,915,712

Commercial Banks: 2.20%
Fifth Third Bancorp	70,601	1,357,657
Huntington Bancshares Incorporated	128,026	1,094,622
KeyCorp	31,114	382,391
Regions Financial Corporation	244,029	2,442,730
SunTrust Banks Incorporated	60,095	2,090,705
US Bancorp	52,847	1,972,250

		9,340,355

Consumer Finance: 0.36%
Discover Financial Services	31,215	1,545,455

Diversified Financial Services: 4.42%
Bank of America Corporation	336,995	4,920,127
Citigroup Incorporated	135,726	7,076,754
JPMorgan Chase & Company	121,016	6,744,222

		18,741,103

Insurance: 5.52%
ACE Limited	4,170	381,055
AFLAC Incorporated	46,794	2,886,254
American Financial Group Incorporated	43,528	2,249,962
American International Group Incorporated †	21,005	955,938
Berkshire Hathaway Incorporated Class B †	60,777	7,042,231
Genworth Financial Incorporated †	47,000	610,530
Lincoln National Corporation	13,397	558,253
MetLife Incorporated	55,927	2,707,985
Prudential Financial Incorporated	49,915	3,941,788
The Travelers Companies Incorporated	9,783	817,370
XL Group plc	40,875	1,281,431

		23,432,797

REITs: 2.67%
Equity Residential	7,264	406,784
HCP Incorporated	52,005	2,281,459
Host Hotels & Resorts Incorporated	197,471	3,526,832

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

REITs (continued)
Simon Property Group Incorporated	27,085	$4,335,225
Ventas Incorporated	12,014	789,800

		11,340,100

Health Care: 13.80%

Biotechnology: 1.04%
Amgen Incorporated	28,405	3,075,977
Celgene Corporation †	8,981	1,318,950

		4,394,927

Health Care Equipment & Supplies: 2.31%
Abbott Laboratories	45,954	1,683,295
Boston Scientific Corporation †	276,060	3,014,575
Covidien plc	17,266	1,064,104
Medtronic Incorporated	73,469	4,058,428

		9,820,402

Health Care Providers & Services: 3.38%
Aetna Incorporated	39,265	2,519,635
AmerisourceBergen Corporation	44,546	2,595,695
CIGNA Corporation	10,917	849,670
Humana Incorporated	18,958	1,730,107
McKesson Corporation	25,029	3,070,057
UnitedHealth Group Incorporated	37,850	2,757,373
WellPoint Incorporated	9,844	842,253

		14,364,790

Life Sciences Tools & Services: 0.11%
Thermo Fisher Scientific Incorporated	5,013	456,734

Pharmaceuticals: 6.96%
Abbvie Incorporated	46,262	2,103,996
Bristol-Myers Squibb Company	55,386	2,394,891
Eli Lilly & Company	45,140	2,397,385
Johnson & Johnson	111,495	10,424,783
Mallinckrodt plc †	1	40
Merck & Company Incorporated	77,030	3,710,535
Pfizer Incorporated	292,047	8,536,534

		29,568,164

Industrials: 9.44%

Aerospace & Defense: 3.86%
General Dynamics Corporation	9,455	806,890
L-3 Communications Holdings Incorporated	37,477	3,490,983
Lockheed Martin Corporation	19,341	2,323,241
Northrop Grumman Corporation	32,970	3,035,218
Raytheon Company	32,609	2,342,631
Textron Incorporated	46,321	1,268,269

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Disciplined U.S. Core Fund	13

Security name	Shares	Value

Aerospace & Defense (continued)
The Boeing Company	29,696	$3,121,050

		16,388,282

Air Freight & Logistics: 0.38%
FedEx Corporation	15,382	1,630,492

Airlines: 0.30%
Southwest Airlines Company	91,494	1,265,362

Commercial Services & Supplies: 1.15%
Pitney Bowes Incorporated «	51,304	847,029
RR Donnelley & Sons Company «	98,896	1,878,035
Tyco International Limited	61,955	2,156,654

		4,881,718

Construction & Engineering: 0.76%
Fluor Corporation	51,225	3,204,636

Industrial Conglomerates: 1.74%
General Electric Company	303,238	7,389,910

Machinery: 0.80%
Caterpillar Incorporated	35,496	2,942,973
Illinois Tool Works Incorporated	6,000	432,240

		3,375,213

Road & Rail: 0.45%
CSX Corporation	55,868	1,386,085
Ryder System Incorporated	8,812	544,934

		1,931,019

Information Technology: 17.92%

Communications Equipment: 1.99%
Cisco Systems Incorporated	198,050	5,060,178
QUALCOMM Incorporated	52,173	3,367,767

		8,427,945

Computers & Peripherals: 5.28%
Apple Incorporated	27,916	12,631,990
Dell Incorporated	78,921	999,929
EMC Corporation	75,473	1,973,619
Hewlett-Packard Company	74,114	1,903,248
Seagate Technology plc	55,976	2,289,978
Western Digital Corporation	40,340	2,597,089

		22,395,853

Electronic Equipment, Instruments & Components: 0.37%
Corning Incorporated	66,675	1,012,793
Jabil Circuit Incorporated	25,000	574,750

		1,587,543

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

Internet Software & Services: 1.68%
eBay Incorporated †	24,774	$1,280,568
Google Incorporated Class A †	2,989	2,653,036
Yahoo! Incorporated †	114,052	3,203,721

		7,137,325

IT Services: 2.78%
Accenture plc	17,464	1,289,018
Computer Sciences Corporation	58,023	2,765,376
International Business Machines Corporation	10,912	2,128,276
SAIC Incorporated	173,945	2,659,619
Western Union Company	165,803	2,977,822

		11,820,111

Office Electronics: 0.44%
Xerox Corporation	193,598	1,877,901

Semiconductors & Semiconductor Equipment: 1.60%
Amkor Technology Incorporated «†	72,212	304,735
Applied Materials Incorporated	60,946	994,029
Intel Corporation	163,333	3,805,659
LSI Corporation †	215,874	1,679,500

		6,783,923

Software: 3.78%
BMC Software Incorporated †	13,000	597,610
Microsoft Corporation	268,373	8,542,313
Oracle Corporation	161,562	5,226,531
Symantec Corporation	62,922	1,678,759

		16,045,213

Materials: 2.27%

Chemicals: 1.50%
CF Industries Holdings Incorporated	14,838	2,908,396
E.I. du Pont de Nemours & Company	31,223	1,801,255
LyondellBasell Industries Class A	24,016	1,650,139

		6,359,790

Containers & Packaging: 0.17%
Owens-Illinois Incorporated †	23,809	708,318

Metals & Mining: 0.15%
United States Steel Corporation «	38,169	662,232

Paper & Forest Products: 0.45%
International Paper Company	39,334	1,900,226

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Disciplined U.S. Core Fund	15

Security name		Shares	Value

Telecommunication Services: 3.29%

Diversified Telecommunication Services: 3.22%
AT&T Incorporated		198,406	$6,997,780
Verizon Communications Incorporated		134,520	6,656,050

			13,653,830

Wireless Telecommunication Services: 0.07%
Sprint Corporation †		51,865	309,115

Utilities: 4.22%

Electric Utilities: 1.65%
Edison International		30,877	1,539,218
Entergy Corporation		15,844	1,069,470
Exelon Corporation		54,542	1,668,440
PPL Corporation		85,967	2,731,172

			7,008,300

Gas Utilities: 0.14%
AGL Resources Incorporated		12,630	578,328

Independent Power Producers & Energy Traders: 0.29%
AES Corporation		98,267	1,222,441

Multi-Utilities: 2.14%
Ameren Corporation		55,546	1,989,102
CenterPoint Energy Incorporated		55,162	1,369,121
DTE Energy Company		16,096	1,137,987
PG&E Corporation		41,325	1,896,404
Public Service Enterprise Group Incorporated		80,149	2,708,235

			9,100,849

Total Common Stocks (Cost $262,519,401)			422,655,653

	Yield

Short-Term Investments: 2.26%

Investment Companies: 2.26%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	2,300,848	2,300,848
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.12	7,317,943	7,317,943

Total Short-Term Investments (Cost $9,618,791)			9,618,791

Total investments in securities (Cost $272,138,192) *	101.81%	432,274,444
Other assets and liabilities, net	(1.81)	(7,690,927)

Total net assets	100.00%	$424,583,517

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2013

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $273,123,367 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$161,476,298
Gross unrealized depreciation	(2,325,221)

Net unrealized appreciation	$159,151,077

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2013	Wells Fargo Advantage Disciplined U.S. Core Fund	17

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$422,655,653
In affiliated securities, at value (see cost below)	9,618,791

Total investments, at value (see cost below)	432,274,444
Receivable for Fund shares sold	81,966
Receivable for dividends	516,533
Receivable for securities lending income	13,489
Prepaid expenses and other assets	24,731

Total assets	432,911,163

Liabilities
Payable for Fund shares redeemed	456,161
Payable upon receipt of securities loaned	7,317,943
Advisory fee payable	99,227
Distribution fees payable	4,177
Due to other related parties	92,697
Accrued expenses and other liabilities	357,441

Total liabilities	8,327,646

Total net assets	$424,583,517

NET ASSETS CONSIST OF
Paid-in capital	$201,497,427
Undistributed net investment income	6,820,027
Accumulated net realized gains on investments	56,129,811
Net unrealized gains on investments	160,136,252

Total net assets	$424,583,517

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$285,780,176
Shares outstanding – Class A	17,563,870
Net asset value per share – Class A	$16.27
Maximum offering price per share – Class A2	$17.26
Net assets – Class C	$9,543,690
Shares outstanding – Class C	612,561
Net asset value per share – Class C	$15.58
Net assets – Administrator Class	$127,384,158
Shares outstanding – Administrator Class	7,735,263
Net asset value per share – Administrator Class	$16.47
Net assets – Institutional Class	$1,875,493
Shares outstanding – Institutional Class	114,121
Net asset value per share – Institutional Class	$16.43

Investments in unaffiliated securities (including securities on loan), at cost	$262,519,401

Investments in affiliated securities, at cost	$9,618,791

Total investments, at cost	$272,138,192

Securities on loan, at value	$7,402,811

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Disciplined U.S. Core Fund	Statement of operations—year ended July 31, 2013

Investment income
Dividends *	$10,308,160
Securities lending income, net	179,118
Income from affiliated securities	4,660

Total investment income	10,491,938

Expenses
Advisory fee	1,216,115
Administration fees
Fund level	202,686
Class A	686,572
Class C	22,401
Administrator Class	131,419
Institutional Class	1,016
Shareholder servicing fees
Class A	660,165
Class C	21,540
Administrator Class	327,461
Distribution fees
Class C	64,619
Custody and accounting fees	44,091
Professional fees	44,680
Registration fees	46,110
Shareholder report expenses	65,379
Trustees’ fees and expenses	14,936
Other fees and expenses	95,422

Total expenses	3,644,612
Less: Fee waivers and/or expense reimbursements	(92,718)

Net expenses	3,551,894

Net investment income	6,940,044

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	57,444,012
Net change in unrealized gains (losses) on investments	30,911,850

Net realized and unrealized gains (losses) on investments	88,355,862

Net increase in net assets resulting from operations	$95,295,906

* Net of foreign dividend withholding taxes in the amount of	$17,582

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Disciplined U.S. Core Fund	19

	Year ended July 31, 2013		Year ended July 31, 2012

Operations
Net investment income		$6,940,044		$6,716,533
Net realized gains on investments		57,444,012		43,016,382
Net change in unrealized gains (losses) on investments		30,911,850		(17,059,470)

Net increase in net assets resulting from operations		95,295,906		32,673,445

Distributions to shareholders from
Net investment income
Class A		(4,355,756)		(4,231,155)
Class C		(82,326)		(53,972)
Administrator Class		(2,153,996)		(3,244,083)
Institutional Class		(24,206)		(25,062)
Net realized gains
Class A		(27,133,857)		(9,085,986)
Class C		(948,466)		(310,411)
Administrator Class		(14,145,664)		(7,012,529)
Institutional Class		(117,107)		(40,036)

Total distributions to shareholders		(48,961,378)		(24,003,234)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	472,785	7,027,919	345,571	4,810,621
Class C	98,506	1,401,647	63,246	843,293
Administrator Class	469,700	7,023,931	436,966	6,049,718
Institutional Class	41,930	651,116	93,631	1,191,311

		16,104,613		12,894,943

Reinvestment of distributions
Class A	2,203,682	29,725,637	931,488	12,377,000
Class C	53,713	692,961	17,202	220,814
Administrator Class	433,941	5,920,813	203,569	2,733,877
Institutional Class	10,367	141,313	4,870	65,098

		36,480,724		15,396,789

Payment for shares redeemed
Class A	(2,465,454)	(36,487,861)	(2,760,530)	(38,418,435)
Class C	(148,904)	(2,081,805)	(111,568)	(1,504,813)
Administrator Class	(3,339,540)	(49,949,863)	(7,514,960)	(104,269,188)
Institutional Class	(20,333)	(300,944)	(17,179)	(241,407)

		(88,820,473)		(144,433,843)

Net decrease in net assets resulting from capital share transactions		(36,235,136)		(116,142,111)

Total increase (decrease) in net assets		10,099,392		(107,471,900)

Net assets
Beginning of period		414,484,125		521,956,025

End of period		$424,583,517		$414,484,125

Undistributed net investment income		$6,820,027		$6,545,207

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$14.65	$14.25	$11.93	$10.85	$14.40
Net investment income	0.24	0.20	0.16	0.15	0.18
Net realized and unrealized gains (losses) on investments	3.25	0.93	2.17	1.09	(3.15)

Total from investment operations	3.49	1.13	2.33	1.24	(2.97)
Distributions to shareholders from
Net investment income	(0.24)	(0.23)	(0.01)	(0.16)	(0.17)
Net realized gains	(1.63)	(0.50)	0.00	0.00	(0.41)

Total distributions to shareholders	(1.87)	(0.73)	(0.01)	(0.16)	(0.58)
Net asset value, end of period	$16.27	$14.65	$14.25	$11.93	$10.85
Total return[2]	26.62%	8.54%	19.50%	11.39%	(20.07)%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.92%	0.93%	0.76%	1.00%
Net expenses	0.92%	0.92%	0.92%	0.76%	1.00%
Net investment income	1.66%	1.43%	1.18%	1.27%	1.71%
Supplemental data
Portfolio turnover rate	64%	82%	64%	63%	30%
Net assets, end of period (000s omitted)	$285,780	$254,272	$268,460	$265,835	$243,049

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Enhanced S&P 500 Fund.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Disciplined U.S. Core Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$14.10	$13.69	$11.54	$10.50	$13.95
Net investment income	0.12	0.09	0.05	0.06	0.11
Net realized and unrealized gains (losses) on investments	3.12	0.90	2.10	1.04	(3.06)

Total from investment operations	3.24	0.99	2.15	1.10	(2.95)
Distributions to shareholders from
Net investment income	(0.13)	(0.08)	0.00	(0.06)	(0.09)
Net realized gains	(1.63)	(0.50)	0.00	0.00	(0.41)

Total distributions to shareholders	(1.76)	(0.58)	0.00	(0.06)	(0.50)
Net asset value, end of period	$15.58	$14.10	$13.69	$11.54	$10.50
Total return[2]	25.65%	7.75%	18.63%	10.51%	(20.65)%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.67%	1.68%	1.51%	1.76%
Net expenses	1.67%	1.67%	1.67%	1.51%	1.76%
Net investment income	0.92%	0.68%	0.44%	0.52%	0.95%
Supplemental data
Portfolio turnover rate	64%	82%	64%	63%	30%
Net assets, end of period (000s omitted)	$9,544	$8,590	$8,768	$11,613	$11,462

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Enhanced S&P 500 Fund.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$14.79	$14.36	$11.99	$10.92	$14.48
Net investment income	0.28 [2]	0.23 [2]	0.19 [2]	0.20	0.22
Net realized and unrealized gains (losses) on investments	3.27	0.93	2.19	1.06	(3.17)

Total from investment operations	3.55	1.16	2.38	1.26	(2.95)
Distributions to shareholders from
Net investment income	(0.24)	(0.23)	(0.01)	(0.19)	(0.20)
Net realized gains	(1.63)	(0.50)	0.00	0.00	(0.41)

Total distributions to shareholders	(1.87)	(0.73)	(0.01)	(0.19)	(0.61)
Net asset value, end of period	$16.47	$14.79	$14.36	$11.99	$10.92
Total return	26.82%	8.72%	19.84%	11.51%	(19.81)%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.75%	0.77%	0.52%	0.75%
Net expenses	0.74%	0.74%	0.74%	0.52%	0.75%
Net investment income	1.87%	1.63%	1.37%	1.53%	1.99%
Supplemental data
Portfolio turnover rate	64%	82%	64%	63%	30%
Net assets, end of period (000s omitted)	$127,384	$150,408	$244,716	$371,389	$484,594

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Enhanced S&P 500 Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Disciplined U.S. Core Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$14.78	$14.39	$11.99	$11.99
Net investment income	0.35	0.26 [2]	0.22	0.00
Net realized and unrealized gains (losses) on investments	3.23	0.93	2.19	0.00

Total from investment operations	3.58	1.19	2.41	0.00
Distributions to shareholders from
Net investment income	(0.30)	(0.30)	(0.01)	0.00
Net realized gains	(1.63)	(0.50)	0.00	0.00

Total distributions to shareholders	(1.93)	(0.80)	(0.01)	0.00
Net asset value, end of period	$16.43	$14.78	$14.39	$11.99
Total return[3]	27.16%	9.02%	20.10%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.49%	0.51%	0.00%
Net expenses	0.48%	0.48%	0.47%	0.00%
Net investment income	2.08%	1.80%	1.62%	0.00%
Supplemental data
Portfolio turnover rate	64%	82%	64%	63%
Net assets, end of period (000s omitted)	$1,875	$1,215	$12	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Disciplined U.S. Core Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to financial statements	Wells Fargo Advantage Disciplined U.S. Core Fund	25

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(48,940)	$48,940

26	Wells Fargo Advantage Disciplined U.S. Core Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$422,655,653	$0	$0	$422,655,653

Short-term investments
Investment companies	2,300,848	7,317,943	0	9,618,791
	$424,956,501	$7,317,943	$0	$432,274,444

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended July 31, 2013, the advisory fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Golden Capital Management, LLC, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Advantage Disciplined U.S. Core Fund	27

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.92% for Class A shares, 1.67% for Class C shares, 0.74% for Administrator Class shares, and 0.48% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended July 31, 2013, Wells Fargo Funds Distributor, LLC received $6,470 from the sale of Class A shares and $15 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2013 were $257,440,768 and $331,759,797, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2013, the Fund paid $687 in commitment fees.

For the year ended July 31, 2013, there were no borrowings by the Fund under the agreement.

28	Wells Fargo Advantage Disciplined U.S. Core Fund	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 were as follows:

	Year ended July 31,
	2013	2012
Ordinary income	$ 6,616,284	$ 7,554,272
Long-term capital gain	42,345,094	16,448,962

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$20,207,332	$43,793,705	$159,151,077

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Disciplined U.S. Core Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Disciplined U.S. Core Fund as of July 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2013

30	Wells Fargo Advantage Disciplined U.S. Core Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2013.

Pursuant to Section 852 of the Internal Revenue Code, $42,345,094 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $6,616,284 of income dividends paid during the fiscal year ended July 31, 2013 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage Disciplined U.S. Core Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Golden Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted

34	Wells Fargo Advantage Disciplined U.S. Core Fund	Other information (unaudited)

that the performance of the Fund (Administrator Class) was higher than or in range of the median performance of the Universe for the three-, five- and ten-year periods under review, but lower than the median performance of the Universe for the one-year period under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the S&P 500 Index, for the five- and ten-year periods under review, but lower than its benchmark for the one- and three-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the one-year period and the benchmark for the one- and three-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during those periods. The Board noted the positive long term performance of the Fund relative to the Universe and benchmark and was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the median rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Other information (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	35

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36	Wells Fargo Advantage Disciplined U.S. Core Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

218815 09-13 A203/AR203 7-13

Wells Fargo Advantage Endeavor Select FundSM

Annual Report

July 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of July 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Endeavor Select Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Endeavor Select Fund for the 12-month period that ended July 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, however, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program led to considerable global stock market volatility. However, increased confidence that the U.S. economy was staging a fragile recovery, combined with resilience in European economies, resulted in double-digit returns for major U.S. stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. The FOMC continued its policy of monetary easing into 2013. However, comments by Fed Chairman Ben Bernanke in June 2013 that the FOMC might reduce (or taper) its bond-buying program caused stocks to sell off around the globe. Additional comments by Chairman Bernanke and other members of the FOMC helped lend clarity to the central bank’s plans, and by early July 2013, global stock markets had regained their footing.

European markets continued to benefit from the ECB’s September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. Moreover, in May 2013, the ECB cut its key rate to a historic low of 0.50%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Global stock markets received further liquidity-driven support in April 2013, when the Bank of Japan’s new governor, Haruhiko Kuroda, announced one of the world’s most aggressive monetary easing programs with the goal of propelling Japan’s deflation-prone economy to a 2% annualized rate of inflation.

U.S. and developed foreign market stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a solid 2.8% annualized rate in the third quarter of 2012 but fell back to a 0.1% annualized rate in the fourth quarter. Many analysts attributed the fourth-quarter weakness to the temporary aftereffects of Hurricane Sandy, which devastated the Eastern Seaboard in October 2012, a view that was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013 and a 2.5% annualized rate in the second quarter. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.1% in August 2012 to 7.4% in July 2013. The federal budget sequestration that took effect on March 1, 2013, had the potential to reduce economic growth, but investors paid more attention to economic fundamentals such as a recovery in the housing market.

Letter to shareholders (unaudited)	Wells Fargo Advantage Endeavor Select Fund	3

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models. In the S&P 500 Index1, for example, health care and consumer discretionary stocks strongly outperformed for the full 12-month period, but information technology stocks lagged. Dividend-paying stocks initially outperformed as investors continued to seek yield in a historically low-yielding environment. After Chairman Bernanke’s taper comments in June 2013, however, dividend-paying stocks sold off as investors anticipated a rise in interest rates. Traditionally high-yielding sectors, such as utilities and telecommunication services, ended the 12-month period with gains that were less than the return of the S&P 500 Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Endeavor Select Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Average annual total returns1 (%) as of July 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STAEX)	12-29-2000	12.89	2.59	6.53	19.81	3.82	7.16	1.23	1.23
Class B (WECBX)*	12-29-2000	13.93	2.67	6.57	18.93	3.03	6.57	1.98	1.98
Class C (WECCX)	12-29-2000	17.93	3.05	6.34	18.93	3.05	6.34	1.98	1.98
Administrator Class (WECDX)	4-8-2005	–	–	–	20.13	4.08	7.38	1.07	1.00
Institutional Class (WFCIX)	4-8-2005	–	–	–	20.37	4.29	7.55	0.80	0.80
Russell 1000® Growth Index[4]	–	–	–	–	21.64	9.01	7.69	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Endeavor Select Fund	5

Growth of $10,000 investment[5] as of July 31, 2013

1.	Historical performance shown for Administrator Class and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through November 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, 1.00% for Administrator Class, and 0.80% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Endeavor Select Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the benchmark, the Russell 1000 Growth Index, for the 12-month period that ended July 31, 2013, as effective stock selection in industrials and energy was mainly offset by selection and stock-specific issues in the health care space.

■	The U.S. economic recovery continued, albeit at a more moderate pace than most expected, and experienced a series of fits and starts.

■	While the macroeconomic environment challenged bottom-up stock pickers early in the year, we saw light at the end of the tunnel as stock correlations began to decline and fundamentals were more reflected in stock prices.

Despite mixed U.S. economic data that left investors concerned at times throughout the year, overall the data pointed to a continued recovery in economic conditions in the U.S., aided by the U.S. Federal Reserve and its expansionary monetary policy of quantitative easing. Despite other countries’ similar efforts, most economies could not keep pace with the U.S. In particular, China’s economy continued to be weaker than expected and European economic conditions had not yet bottomed, making U.S. equities an attractive place to be. In addition, fear grew as interest rates shot up in a less-than-orderly fashion, forcing investors to reexamine the perceived safety of gold, bonds, and bond proxies like high-dividend-paying stocks. Consequently, these interest-rate-sensitive assets were among the hardest hit in the resulting market volatility. These factors combined to help investors realize what we have believed for some time: that while there will be bumps along the way, domestic equities are among the best investments now and in the near future.

Ten largest equity holdings[6] (%) as of July 31, 2013
Google Incorporated Class A	5.14
Apple Incorporated	3.98
Amazon.com Incorporated	3.86
Home Depot Incorporated	3.45
Union Pacific Corporation	3.42
Constellation Brands Incorporated Class A	3.21
Gilead Sciences Incorporated	3.20
Liberty Global plc Class C	2.82
Viacom Incorporated Class B	2.80
Starbucks Corporation	2.75

Strong stock selection in industrials and energy stocks was a significant contributor to relative performance during the 12-month period.

Within industrials, the Fund saw notably strong returns from Hertz Global Holdings and Precision Castparts Corporation. Hertz finally received Federal Trade Commission approval to close its proposed acquisition of Dollar Thrifty Automotive Group, increasing the visibility of both cost and revenue synergies in a slowly improving economy. For Precision Castparts, the combination of highly visible production backlogs as well as the acquisition of a titanium alloy company allowing for further cost controls propelled shares higher during the period.

Fund performance also benefited from exploration and production companies in the energy sector that we believed would benefit from rising U.S. energy production, notably an increase in the production in U.S. shale locations. For example, Pioneer Natural Resources Company generated strong production growth and reported excellent test results from new wells and its share price rallied sharply.

Strength was also visible in several IT services and software and internet service companies held in the portfolio. The online professional networking company LinkedIn Corporation reported strong revenue growth, significantly above even the most aggressive estimates. The company also reported margins well above consensus estimates, a rare feat for a company growing this fast. These factors propelled the stock to a 99% return for the past 12 months. While we marginally trimmed our position given this strong appreciation, we continue to feel the company has multiple secular growth drivers, including marketing solutions (traditional web advertising); hiring solutions (subscription business to corporate human resources departments); and selling solutions, an underappreciated service that provides sales leads via premium subscriptions to members.

The main detractors in the portfolio were from stock-specific issues in health care as security selection has been a frustrating proposition thus far in 2013. We have been caught in the middle of two trading patterns in the sector: investor hype around biopharmaceutical companies with binary pipeline outcomes and investors, who are in the midst of shifting

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Endeavor Select Fund	7

assets out of fixed income, being attracted to the dividend yields offered in the sector as a bond proxy. While the former group, biotechnology companies, offers strong potential earnings growth and exciting products, we have been cautious about allocating to stocks whose upside depends solely on clinical test results and the timing of possible Federal Drug Administration approvals. The latter trade, high dividend payers, lacks relevance as most of the companies do not have the earnings growth we require in our investment process.

Sector distribution[7] as of July 31, 2013

Recent market dynamics have reinforced confidence that our portfolios are pointed in the right direction.

As we reach the midpoint of 2013, recent market dynamics have reinforced confidence that our portfolios are pointed in the right direction. While rate-sensitive and yield-oriented strategies were called into question late in the spring with talk of quantitative easing tapering, we have taken a different route. Our path is not predicated on accommodative monetary policy or high dividend bond proxies but rather on the type of strong secular growth that should allow for a more complete and sustainable economic recovery. As performance reflected, there are few better places to find this type of growth and innovation than among domestically oriented companies. To that point, we remain bullish on the U.S. economy and, in particular, on the U.S. consumer who is benefiting from a robust housing recovery, a strengthening U.S. dollar, and improving employment data. This powerful combination bodes well for consumer confidence and domestic consumption.

Additionally, we continue to maintain our focus on housing-related holdings. We feel the housing recovery will produce a significant tailwind to the domestic economy and still has plenty of gas left in its tank as housing affordability remains historically high. Positioning within the industrials sector continues to center on structural shifts in the U.S. economy. These include the development and production of domestic energy reserves, as well as a significant shift in manufacturing activity from emerging markets back to North America. Recent additions to our industrials holdings have been more cyclical in nature and should be beneficiaries of improving industrial production and overall gross domestic product growth.

We remain confident in our current positioning as it appears a number of market factors are changing in our favor. General investor demand for U.S. equities is on the rise as funds flow out of bonds and into stocks. We believe an actively managed strategy such as ours that focuses on the identification of superior earnings growth, seeking bottom-up research edge, and balanced allocation of portfolio capital will be the best road forward.

Please see footnotes on page 5.

8	Wells Fargo Advantage Endeavor Select Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2013 to July 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2013	Ending account value 7-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,109.93	$6.54	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Class B
Actual	$1,000.00	$1,106.65	$10.45	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	$9.99	2.00%
Class C
Actual	$1,000.00	$1,106.65	$10.45	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	$9.99	2.00%
Administrator Class
Actual	$1,000.00	$1,111.40	$5.24	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Institutional Class
Actual	$1,000.00	$1,112.64	$4.19	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Endeavor Select Fund	9

Security name	Shares	Value

Common Stocks: 99.12%

Consumer Discretionary: 24.38%

Hotels, Restaurants & Leisure: 2.74%
Starbucks Corporation	242,047	$17,243,428

Internet & Catalog Retail: 3.86%
Amazon.com Incorporated †	80,400	24,218,088

Media: 10.27%
Discovery Communications Incorporated Class A †	166,400	13,265,408
Liberty Global plc Class C †	229,800	17,731,368
Sirius XM Radio Incorporated	4,261,500	15,895,395
Viacom Incorporated Class B	241,800	17,595,786

		64,487,957

Specialty Retail: 5.77%
Home Depot Incorporated	274,400	21,685,832
TJX Companies Incorporated	280,100	14,576,404

		36,262,236

Textiles, Apparel & Luxury Goods: 1.74%
Ralph Lauren Corporation	60,200	10,960,012

Consumer Staples: 5.59%

Beverages: 3.21%
Constellation Brands Incorporated Class A †	386,900	20,153,621

Food & Staples Retailing: 2.38%
CVS Caremark Corporation	243,000	14,942,070

Energy: 2.40%

Oil, Gas & Consumable Fuels: 2.40%
Pioneer Natural Resources Company	97,300	15,058,148

Financials: 6.28%

Capital Markets: 2.04%
Affiliated Managers Group Incorporated †	71,100	12,822,885

Diversified Financial Services: 2.48%
IntercontinentalExchange Incorporated †	85,400	15,581,230

Real Estate Management & Development: 1.76%
CBRE Group Incorporated Class A †	476,600	11,042,822

Health Care: 10.81%

Biotechnology: 7.00%
Amgen Incorporated	122,400	13,254,696
Biogen Idec Incorporated †	48,800	10,644,744
Gilead Sciences Incorporated †	326,700	20,075,715

		43,975,155

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Endeavor Select Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

Pharmaceuticals: 3.81%
Actavis Incorporated †	80,400	$10,795,308
Sanofi ADR	254,784	13,116,281

		23,911,589

Industrials: 14.15%

Aerospace & Defense: 2.44%
Precision Castparts Corporation	69,242	15,352,336

Airlines: 1.56%
Delta Air Lines Incorporated †	461,600	9,799,768

Machinery: 2.51%
Eaton Corporation plc	228,600	15,761,970

Road & Rail: 5.70%
Hertz Global Holdings Incorporated †	560,400	14,351,844
Union Pacific Corporation	135,414	21,475,306

		35,827,150

Trading Companies & Distributors: 1.94%
W.W. Grainger Incorporated	46,400	12,163,296

Information Technology: 29.71%

Computers & Peripherals: 3.98%
Apple Incorporated	55,249	25,000,173

Internet Software & Services: 11.88%
eBay Incorporated †	328,400	16,974,996
Facebook Incorporated Class A †	400,300	14,743,049
Google Incorporated Class A †	36,375	32,286,450
LinkedIn Corporation Class A †	52,100	10,617,459

		74,621,954

IT Services: 7.93%
Accenture plc	186,600	13,772,946
Alliance Data Systems Corporation †«	83,631	16,540,539
MasterCard Incorporated Class A	8,197	5,001,095
Visa Incorporated Class A	81,964	14,508,448

		49,823,028

Semiconductors & Semiconductor Equipment: 1.54%
ARM Holdings plc	241,100	9,680,165

Software: 4.38%
Microsoft Corporation	409,400	13,031,202
Salesforce.com Incorporated †	330,300	14,450,625

		27,481,827

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Endeavor Select Fund	11

Security name		Shares	Value

Materials: 3.90%

Chemicals: 3.90%
Monsanto Company		135,500	$13,384,690
Sherwin-Williams Company		64,000	11,146,880

			24,531,570

Telecommunication Services: 1.90%

Wireless Telecommunication Services: 1.90%
Crown Castle International Corporation †		169,500	11,907,375

Total Common Stocks (Cost $483,789,998)			622,609,853

	Yield
Short-Term Investments: 3.39%

Investment Companies: 3.39%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.08%	9,065,733	9,065,733
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(u)(l)	0.12	12,225,250	12,225,250

Total Short-Term Investments (Cost $21,290,983)			21,290,983

Total investments in securities
(Cost $505,080,981) *	102.51%	643,900,836
Other assets and liabilities, net	(2.51)	(15,747,973)

Total net assets	100.00%	$628,152,863

†	Non-income-earning security

«	All or a portion of this security is on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $506,623,730 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$142,719,721
Gross unrealized depreciation	(5,442,615)

Net unrealized appreciation	$137,277,106

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Endeavor Select Fund	Statement of assets and liabilities—July 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$622,609,853
In affiliated securities, at value (see cost below)	21,290,983

Total investments, at value (see cost below)	643,900,836
Receivable for investments sold	36,778,731
Receivable for Fund shares sold	1,066,774
Receivable for dividends	216,090
Receivable for securities lending income	2,690
Prepaid expenses and other assets	37,026

Total assets	682,002,147

Liabilities
Payable for investments purchased	40,534,070
Payable for Fund shares redeemed	533,118
Payable upon receipt of securities loaned	12,225,250
Advisory fee payable	331,970
Distribution fees payable	4,344
Due to other related parties	78,222
Accrued expenses and other liabilities	142,310

Total liabilities	53,849,284

Total net assets	$628,152,863

NET ASSETS CONSIST OF
Paid-in capital	$487,084,164
Undistributed net investment income	2,098,146
Accumulated net realized gains on investments	150,698
Net unrealized gains on investments	138,819,855

Total net assets	$628,152,863

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$44,040,800
Shares outstanding – Class A	3,516,404
Net asset value per share – Class A	$12.52
Maximum offering price per share – Class A2	$13.28
Net assets – Class B	$495,248
Shares outstanding – Class B	43,771
Net asset value per share – Class B	$11.31
Net assets – Class C	$6,320,240
Shares outstanding – Class C	558,567
Net asset value per share – Class C	$11.32
Net assets – Administrator Class	$68,611,286
Shares outstanding – Administrator Class	5,369,782
Net asset value per share – Administrator Class	$12.78
Net assets – Institutional Class	$508,685,289
Shares outstanding – Institutional Class	39,289,515
Net asset value per share – Institutional Class	$12.95

Investments in unaffiliated securities (including securities on loan), at cost	$483,789,998

Investments in affiliated securities, at cost	$21,290,983

Total investments, at cost	$505,080,981

Securities on loan, at value	$12,242,582

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2013	Wells Fargo Advantage Endeavor Select Fund	13

Investment income
Dividends*	$8,014,061
Securities lending income, net	96,938
Income from affiliated securities	25,040

Total investment income	8,136,039

Expenses
Advisory fee	4,052,907
Administration fees
Fund level	314,233
Class A	116,648
Class B	1,925
Class C	16,155
Administrator Class	56,836
Institutional Class	415,849
Shareholder servicing fees
Class A	112,161
Class B	1,851
Class C	15,534
Administrator Class	130,789
Distribution fees
Class B	5,553
Class C	46,602
Custody and accounting fees	39,889
Professional fees	31,192
Registration fees	88,074
Shareholder report expenses	126,098
Trustees’ fees and expenses	11,943
Other fees and expenses	23,246

Total expenses	5,607,485
Less: Fee waivers and/or expense reimbursements	(181,167)

Net expenses	5,426,318

Net investment income	2,709,721

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	140,899,605
Net change in unrealized gains (losses) on investments	(23,588,525)

Net realized and unrealized gains (losses) on investments	117,311,080

Net increase in net assets resulting from operations	$120,020,801

* Net of foreign dividend withholding taxes in the amount of	$48,274

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Endeavor Select Fund	Statement of changes in net assets

	Year ended July 31, 2013		Year ended July 31, 2012

Operations
Net investment income (loss)		$2,709,721		$(1,190,478)
Net realized gains on investments		140,899,605		101,870,198
Net change in unrealized gains (losses) on investments		(23,588,525)		(82,933,288)

Net increase in net assets resulting from operations		120,020,801		17,746,432

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	419,904	4,822,123	388,389	3,762,167
Class B	1,531	16,659	7,261	64,392
Class C	51,254	528,802	34,534	315,722
Administrator Class	2,170,274	26,247,659	7,438,773	73,650,990
Institutional Class	8,615,117	101,674,535	11,875,785	119,799,281

		133,289,778		197,592,552

Payment for shares redeemed
Class A	(1,424,499)	(16,145,152)	(5,224,849)	(50,768,514)
Class B	(72,878)	(742,509)	(68,098)	(603,465)
Class C	(144,602)	(1,485,085)	(185,451)	(1,692,754)
Administrator Class	(2,211,989)	(25,682,424)	(24,725,319)	(247,613,713)
Institutional Class	(37,737,981)	(428,796,022)	(25,795,402)	(257,200,679)

		(472,851,192)		(557,879,125)

Net decrease in net assets resulting from capital share transactions		(339,561,414)		(360,286,573)

Total decrease in net assets		(219,540,613)		(342,540,141)

Net assets
Beginning of period		847,693,476		1,190,233,617

End of period		$628,152,863		$847,693,476

Undistributed (accumulated) net investment income (loss)		$2,098,146		$(760,006)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Endeavor Select Fund	15

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.45	$10.12	$8.12	$7.25	$10.81
Net investment income (loss)	0.00 [1,2]	(0.05)[1]	(0.05)[1]	(0.04)[1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	2.07	0.38	2.05	0.91	(3.29)

Total from investment operations	2.07	0.33	2.00	0.87	(3.30)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	0.00	(0.26)
Net asset value, end of period	$12.52	$10.45	$10.12	$8.12	$7.25
Total return[3]	19.81%	3.26%	24.63%	12.00%	(30.10)%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.23%	1.23%	1.28%	1.32%
Net expenses	1.25%	1.23%	1.23%	1.25%	1.25%
Net investment income (loss)	0.03%	(0.49)%	(0.52)%	(0.51)%	(0.08)%
Supplemental data
Portfolio turnover rate	97%	94%	100%	139%	173%
Net assets, end of period (000s omitted)	$44,041	$47,233	$94,704	$125,266	$155,666

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Endeavor Select Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.51	$9.28	$7.50	$6.75	$10.18
Net investment loss	(0.07)[1]	(0.11)[1]	(0.11)[1]	(0.09)[1]	(0.06)[1]
Net realized and unrealized gains (losses) on investments	1.87	0.34	1.89	0.84	(3.11)

Total from investment operations	1.80	0.23	1.78	0.75	(3.17)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	0.00	(0.26)
Net asset value, end of period	$11.31	$9.51	$9.28	$7.50	$6.75
Total return[2]	18.93%	2.48%	23.73%	11.11%	(30.71)%
Ratios to average net assets (annualized)
Gross expenses	2.00%	1.98%	1.98%	2.02%	2.07%
Net expenses	2.00%	1.98%	1.98%	2.00%	2.00%
Net investment loss	(0.67)%	(1.24)%	(1.26)%	(1.25)%	(0.85)%
Supplemental data
Portfolio turnover rate	97%	94%	100%	139%	173%
Net assets, end of period (000s omitted)	$495	$1,095	$1,633	$2,622	$3,976

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Endeavor Select Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.51	$9.28	$7.50	$6.75	$10.18
Net investment loss	(0.07)[1]	(0.11)[1]	(0.11)[1]	(0.09)[1]	(0.05)[1]
Net realized and unrealized gains (losses) on investments	1.88	0.34	1.89	0.84	(3.12)

Total from investment operations	1.81	0.23	1.78	0.75	(3.17)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	0.00	(0.26)
Net asset value, end of period	$11.32	$9.51	$9.28	$7.50	$6.75
Total return[2]	18.93%	2.48%	23.73%	11.11%	(30.70)%
Ratios to average net assets (annualized)
Gross expenses	2.01%	1.98%	1.98%	2.03%	2.07%
Net expenses	2.00%	1.98%	1.98%	2.00%	2.00%
Net investment loss	(0.72)%	(1.25)%	(1.27)%	(1.26)%	(0.82)%
Supplemental data
Portfolio turnover rate	97%	94%	100%	139%	173%
Net assets, end of period (000s omitted)	$6,320	$6,199	$7,448	$7,825	$9,139

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Endeavor Select Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.63	$10.26	$8.22	$7.34	$10.91
Net investment income (loss)	0.03 [1]	(0.03)[1]	(0.03)[1]	(0.02)[1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	2.12	0.40	2.07	0.91	(3.32)

Total from investment operations	2.15	0.37	2.04	0.89	(3.31)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	0.00
Net realized gains	0.00	0.00	0.00	0.00	(0.26)

Total distributions to shareholders	0.00	0.00	0.00	(0.01)	(0.26)
Net asset value, end of period	$12.78	$10.63	$10.26	$8.22	$7.34
Total return	20.13%	3.51%	24.94%	12.16%	(29.91)%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.07%	1.07%	1.10%	1.14%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.23%	(0.27)%	(0.29)%	(0.26)%	0.20%
Supplemental data
Portfolio turnover rate	97%	94%	100%	139%	173%
Net assets, end of period (000s omitted)	$68,611	$57,533	$232,954	$223,320	$247,298

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Endeavor Select Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.75	$10.37	$8.28	$7.39	$10.97
Net Investment income (loss)	0.06 [1]	(0.01)[1]	(0.01)[1]	(0.01)[1]	0.03 [1]
Net realized and unrealized gains (losses) on investments	2.14	0.39	2.10	0.93	(3.35)

Total from investment operations	2.20	0.38	2.09	0.92	(3.32)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.03)	0.00
Net realized gains	0.00	0.00	0.00	0.00	(0.26)

Total distributions to shareholders	0.00	0.00	0.00	(0.03)	(0.26)
Net asset value, end of period	$12.95	$10.75	$10.37	$8.28	$7.39
Total return	20.37%	3.66%	25.24%	12.41%	(29.84)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.80%	0.80%	0.83%	0.88%
Net expenses	0.80%	0.79%	0.80%	0.80%	0.80%
Net investment income (loss)	0.50%	(0.06)%	(0.08)%	(0.07)%	0.38%
Supplemental data
Portfolio turnover rate	97%	94%	100%	139%	173%
Net assets, end of period (000s omitted)	$508,685	$735,633	$853,494	$933,587	$867,167

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Endeavor Select Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Endeavor Select Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage Endeavor Select Fund	21

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$148,431	$(148,431)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

22	Wells Fargo Advantage Endeavor Select Fund	Notes to financial statements

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$622,609,853	$0	$0	$622,609,853

Short-term investments
Investment companies	9,065,733	12,225,250	0	21,290,983
	$631,675,586	$12,225,250	$0	$643,900,836

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2013, the advisory fee was equivalent to an annual rate of 0.64% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase. Prior to May 1, 2013, WellsCap received an annual fee which started at 0.35% and declined to 0.15% as the average daily net assets of the Fund increased.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Notes to financial statements	Wells Fargo Advantage Endeavor Select Fund	23

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares, 1.00% for Administrator Class shares and 0.80% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended July 31, 2013, Wells Fargo Funds Distributor, LLC received $5,651 from the sale of Class A shares and $50 and $47 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2013 were $598,707,039 and $889,817,871, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2013, the Fund paid $1,120 in commitment fees.

For the year ended July 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

During the years ended July 31, 2013 and July 31, 2012, the Fund did not have any distributions paid to shareholders.

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$2,098,146	$1,693,447	$137,277,106

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Funds that invest a substantial portion of their assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Advantage Endeavor Select Fund	Notes to financial statements

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Endeavor Select Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Endeavor Select Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Endeavor Select Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2013

26	Wells Fargo Advantage Endeavor Select Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Endeavor Select Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Endeavor Select Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Endeavor Select Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Endeavor Select Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance

30	Wells Fargo Advantage Endeavor Select Fund	Other information (unaudited)

of the Fund (Administrator Class) was higher than the median performance of the Universe for the one-, three-, and ten-year periods under review, but lower than the median performance of the Universe for the five-year period under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Russell 1000® Growth Index, for the one- and ten-year periods under review, but lower than its benchmark for the three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the five-year period and the benchmark for the three- and five-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during those periods. The Board noted the recent positive performance of the Fund and was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the median rates for the Fund’s expense Groups for all classes except Class A. However, the Board viewed favorably the fact that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class, including Class A.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser. The Board considered that the Sub-Adviser agreed to revise the sub-advisory fee schedule for the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts. The Board considered that the Sub-Adviser agreed to reduce the sub-advisory fee schedule for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Endeavor Select Fund	31

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

32	Wells Fargo Advantage Endeavor Select Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

218816 09-13 A205/AR205 7-13

Wells Fargo Advantage Growth Fund

Annual Report

July 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of July 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Growth Fund for the 12-month period that ended July 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, however, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program led to considerable global stock market volatility. However, increased confidence that the U.S. economy was staging a fragile recovery, combined with resilience in European economies, resulted in double-digit returns for major U.S. stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. The FOMC continued its policy of monetary easing into 2013. However, comments by Fed Chairman Ben Bernanke in June 2013 that the FOMC might reduce (or taper) its bond-buying program caused stocks to sell off around the globe. Additional comments by Chairman Bernanke and other members of the FOMC helped lend clarity to the central bank’s plans, and by early July 2013, global stock markets had regained their footing.

European markets continued to benefit from the ECB’s September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. Moreover, in May 2013, the ECB cut its key rate to a historic low of 0.50%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Global stock markets received further liquidity-driven support in April 2013, when the Bank of Japan’s new governor, Haruhiko Kuroda, announced one of the world’s most aggressive monetary easing programs with the goal of propelling Japan’s deflation-prone economy to a 2% annualized rate of inflation.

U.S. and developed foreign market stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a solid 2.8% annualized rate in the third quarter of 2012 but fell back to a 0.1% annualized rate in the fourth quarter. Many analysts attributed the fourth-quarter weakness to the temporary aftereffects of Hurricane Sandy, which devastated the Eastern Seaboard in October 2012, a view that was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013 and a 2.5% annualized rate in the second quarter. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.1% in August 2012 to 7.4% in July 2013. The federal budget sequestration that took effect on March 1, 2013, had the potential to reduce economic growth, but investors paid more attention to economic fundamentals such as a recovery in the housing market.

Letter to shareholders (unaudited)	Wells Fargo Advantage Growth Fund	3

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models. In the S&P 500 Index1, for example, health care and consumer discretionary stocks strongly outperformed for the full 12-month period, but information technology stocks lagged. Dividend-paying stocks initially outperformed as investors continued to seek yield in a historically low-yielding environment. After Chairman Bernanke’s taper comments in June 2013, however, dividend-paying stocks sold off as investors anticipated a rise in interest rates. Traditionally high-yielding sectors, such as utilities and telecommunication services, ended the 12-month period with gains that were less than the return of the S&P 500 Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Growth Fund	Performance highlights (unaudited)

The Fund is currently closed to most new investors1.

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Average annual total returns2 (%) as of July 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (SGRAX)	2-24-2000	16.38	12.11	11.04	23.49	13.45	11.70	1.21	1.21
Class C (WGFCX)	12-26-2002	21.56	12.62	10.88	22.56	12.62	10.88	1.96	1.96
Administrator Class (SGRKX)	8-30-2002	–	–	–	23.77	13.77	12.09	1.05	0.97
Institutional Class (SGRNX)	2-24-2000	–	–	–	24.03	13.98	12.25	0.78	0.76
Investor Class (SGROX)	12-31-1993	–	–	–	23.40	13.36	11.60	1.28	1.28
Russell 3000® Growth Index[5]	–	–	–	–	22.65	9.09	7.84	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Growth Fund	5

Growth of $10,000 investment[6] as of July 31, 2013

1.	Please see the current Statement of Additional Information for further details.

2.	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 20, 2008, includes Advisor Class expenses.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through November 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.21% for Class A, 1.96% for Class C, 0.96% for Administrator Class, 0.75% for Institutional Class, and 1.27% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares excluding sales charges outperformed its benchmark, the Russell 3000 Growth Index, for the 12-month period that ended July 31, 2013. The outperformance was largely attributed to stock selection within the financials and information technology (IT) sectors.

■	One of the chief contributors during the period was biotechnology holding Celgene Corporation. The company generated strong revenue growth from therapies that treat cancer and immune-inflammatory diseases. Additionally, the stock rallied as investors were encouraged by long-term growth prospects from developments within its drug pipeline.

■	However, our stock selection results in consumer discretionary held back relative performance. In particular, one of the main detractors to the Fund’s performance during the one-year period was Vitamin Shoppe Incorporated. The company reported slower growth largely due to factors that included the fallout of Hurricane Sandy, weakness in consumer spending, and increasing competition from the online market.

■	Our bottom-up investment process focuses on companies whose growth is robust, sustainable, and underappreciated by the market. Consequently, we were able to gain valuable insight on themes and trends within various industries within the growth space and positioned our portfolio in stocks that we believed possessed the best risk/reward trade-offs.

In the midst of a strong advance for the U.S. equity market, the Fund’s Class A shares excluding sales charges outperformed the Russell 3000 Growth Index during the 12-month period.

Despite some uncertainty in the economic landscape, equity markets rallied as improvements in the U.S. housing market, consumer and business spending, and the labor market materialized during the period. Many of these enhancements provided a backdrop for strong corporate earnings and modest growth in the overall economy. The Federal Reserve (Fed) policy of maintaining artificially low interest rates prompted investors to seek out higher-dividend-yielding equities in exchange for companies with higher longer-term growth rates. For much of the period, investor preference for higher dividend yields presented a headwind for our portfolio as our style tends to focus on companies that exhibit higher growth metrics. Nevertheless, the Fund achieved significant outperformance following the Fed’s announcement that stimulus may be reduced by the end of the year, which contributed to a shift in market leadership to higher growth companies emphasized in our investment process.

Ten largest equity holdings[7] (%) as of July 31, 2013
Google Incorporated Class A	3.96
Whole Foods Market Incorporated	3.34
eBay Incorporated	3.33
Dollar Tree Incorporated	2.87
Alexion Pharmaceuticals Incorporated	2.82
Celgene Corporation	2.31
Apple Incorporated	2.27
Concho Resources Incorporated	2.20
CarMax Incorporated	2.04
Pioneer Natural Resources Company	1.93

Gains from holdings within our IT and financials allocations lifted the Fund’s relative performance. However, stock selection within the consumer discretionary sector served as the main detractor for the Fund.

The Fund’s relative performance was aided by stock selection within the IT and financials sectors. Internet software and services firm MercadoLibre Incorporated provided solid contributions due to advancements in its online marketplace and payment systems. The Argentinian provider of e-commerce generated solid earnings and revenue growth in spite of the weakening economies in Latin America. In addition, our holdings within the financials sector benefited from favorable capital markets activity and improvements in the housing and labor markets. Leading contributors within the capital markets industry, such as TD Ameritrade Holding Corporation and Financial Engines Incorporated, also achieved solid organic asset growth mainly due to increases in trading volumes and growth in new assets. These secular advancements validated a key part of our investment thesis for these stocks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Growth Fund	7

Our relative performance was largely hindered by stocks within the consumer discretionary sector and our portfolio underweight to the media industry. Weakness from specialty retailers Dick’s Sporting Goods Incorporated and Vitamin Shoppe Incorporated were affected by deceleration in same-store sales growth, likely due to headwinds from the payroll tax increase and tax refund delays. Such brick-and-mortar retail holdings also faced headwinds due to abnormal weather patterns. Nevertheless, these holdings possess multiple growth drivers, including robust same-store sales and expanded available markets.

Sector distribution[8] as of July 31, 2013

Despite investor bias at times for higher dividend yielding equities, our shareholders were rewarded for our disciplined investment approach.

We remain focused on bottom-up analysis and have not wavered from our discipline of identifying companies where the market has underappreciated the growth potential. Recently, investors have begun to recognize the higher growth prospects of our holdings as there was a shift in focus back toward traditional growth metrics. Despite the broad equity market trading near all-time highs, valuations for growth stocks still look attractive as these stocks are generally trading at an approximate 20% discount to their long-term historical averages. Consequently, we believe that our portfolio is well positioned to take advantage of secular growth drivers as we enter the second half of 2013.

Please see footnotes on page 5.

8	Wells Fargo Advantage Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2013 to July 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2013	Ending account value 7-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,117.11	$6.25	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$5.96	1.19%
Class C
Actual	$1,000.00	$1,112.79	$10.16	1.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$9.69	1.94%
Administrator Class
Actual	$1,000.00	$1,118.29	$5.04	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81	0.96%
Institutional Class
Actual	$1,000.00	$1,119.39	$3.94	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Investor Class
Actual	$1,000.00	$1,116.67	$6.56	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Growth Fund	9

Security name	Shares	Value

Common Stocks: 99.12%

Consumer Discretionary: 23.85%

Auto Components: 0.18%
Delphi Automotive plc	385,000	$20,682,200

Distributors: 0.58%
LKQ Corporation †	2,511,000	65,461,770

Hotels, Restaurants & Leisure: 2.61%
Chipotle Mexican Grill Incorporated †	460,000	189,644,200
Starbucks Corporation	1,485,000	105,791,400

		295,435,600

Internet & Catalog Retail: 5.92%
Amazon.com Incorporated †	703,000	211,757,660
HomeAway Incorporated †	4,105,795	123,625,487
priceline.com Incorporated †	175,000	153,242,250
RetailMeNot Incorporated †	601,114	17,101,693
Shutterfly Incorporated †**	2,760,000	147,908,400
TripAdvisor Incorporated †	214,000	16,054,280

		669,689,770

Multiline Retail: 3.16%
Dollar General Corporation †	600,000	32,802,000
Dollar Tree Incorporated †	6,058,000	325,011,700

		357,813,700

Specialty Retail: 8.68%
Cabela’s Incorporated †	1,270,199	87,186,459
CarMax Incorporated †	4,716,000	231,272,640
Dick’s Sporting Goods Incorporated	1,325,000	68,118,250
DSW Incorporated Class A	780,000	59,116,200
GNC Holdings Incorporated Class A	950,000	50,141,000
Hibbett Sports Incorporated †	330,000	19,354,500
Tractor Supply Company	1,286,000	155,773,180
Ulta Salon Cosmetics & Fragrance Incorporated †	1,860,000	187,674,000
Vitamin Shoppe Incorporated †**	2,565,000	123,196,950

		981,833,179

Textiles, Apparel & Luxury Goods: 2.72%
lululemon athletica incorporated «†	2,275,000	158,271,750
Michael Kors Holdings Limited †	780,000	52,525,200
Under Armour Incorporated Class A †	1,450,000	97,338,500

		308,135,450

Consumer Staples: 6.21%

Food & Staples Retailing: 5.64%
Costco Wholesale Corporation	430,000	50,434,700
The Fresh Market Incorporated †**	3,985,000	210,328,300

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Growth Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

Food & Staples Retailing (continued)
Whole Foods Market Incorporated	6,794,000	$377,610,520

		638,373,520

Food Products: 0.02%
Annie’s Incorporated †	50,000	2,065,500

Personal Products: 0.55%
Coty Incorporated †	1,160,392	19,947,138
Estee Lauder Companies Incorporated Class A	641,000	42,081,650

		62,028,788

Energy: 5.84%

Energy Equipment & Services: 0.14%
Schlumberger Limited	194,700	15,834,951

Oil, Gas & Consumable Fuels: 5.70%
Concho Resources Incorporated †	2,775,000	248,889,750
Energy XXI (Bermuda) Limited **	3,950,000	106,057,500
Oasis Petroleum Incorporated †	1,720,000	72,308,800
Pioneer Natural Resources Company	1,409,000	218,056,840

		645,312,890

Financials: 4.33%

Capital Markets: 2.04%
Financial Engines Incorporated	1,050,000	50,127,000
TD Ameritrade Holding Corporation	6,675,000	180,425,250

		230,552,250

Consumer Finance: 1.61%
American Express Company	2,465,000	181,843,050

Diversified Financial Services: 0.68%
MarketAxess Holdings Incorporated	1,500,845	77,593,687

Health Care: 17.64%

Biotechnology: 9.76%
Alexion Pharmaceuticals Incorporated †	2,745,000	319,051,350
Biogen Idec Incorporated †	240,000	52,351,200
BioMarin Pharmaceutical Incorporated †	845,000	54,629,250
Celgene Corporation †	1,782,000	261,704,520
Gilead Sciences Incorporated †	2,110,000	129,659,500
Medivation Incorporated †	1,318,000	76,272,660
Onyx Pharmaceuticals Incorporated †	968,000	127,098,400
Quintiles Transnational Holdings Incorporated †	117,987	5,291,717
Regeneron Pharmaceuticals Incorporated †	115,000	31,056,900
Vertex Pharmaceuticals Incorporated †	595,000	47,481,000

		1,104,596,497

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Growth Fund	11

Security name	Shares	Value

Health Care Equipment & Supplies: 0.96%
Covidien plc	1,471,300	$90,676,219
NxStage Medical Incorporated †	1,350,000	17,496,000

		108,172,219

Health Care Providers & Services: 2.91%
AmerisourceBergen Corporation	2,041,000	118,929,070
Catamaran Corporation †	2,284,000	120,595,200
Express Scripts Holding Corporation †	1,370,000	89,803,500

		329,327,770

Health Care Technology: 1.54%
Cerner Corporation †	3,565,000	174,685,000

Life Sciences Tools & Services: 1.42%
Covance Incorporated †	411,000	33,907,500
Mettler-Toledo International Incorporated †	576,000	127,065,600

		160,973,100

Pharmaceuticals: 1.05%
Allergan Incorporated	267,000	24,329,040
Mallinckrodt plc †	259,000	11,885,510
Mylan Laboratories Incorporated †	690,000	23,156,400
Perrigo Company	475,000	59,085,250

		118,456,200

Industrials: 8.24%

Aerospace & Defense: 1.89%
Precision Castparts Corporation	472,000	104,651,840
The Boeing Company	234,000	24,593,400
United Technologies Corporation	801,000	84,561,570

		213,806,810

Air Freight & Logistics: 0.65%
United Parcel Service Incorporated Class B	854,000	74,127,200

Building Products: 0.42%
Fortune Brands Home & Security Incorporated	1,151,000	47,547,810

Industrial Conglomerates: 0.54%
Danaher Corporation	900,000	60,606,000

Machinery: 0.60%
Flowserve Corporation	1,198,500	67,930,980

Professional Services: 0.40%
Verisk Analytics Incorporated Class A †	703,000	45,245,080

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Growth Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

Road & Rail: 3.74%
Genesee & Wyoming Incorporated †	325,000	$29,139,500
Hertz Global Holdings Incorporated †	1,176,000	30,117,360
J.B. Hunt Transport Services Incorporated	421,000	31,545,530
Kansas City Southern	1,915,000	206,341,250
Norfolk Southern Corporation	833,000	60,942,280
Union Pacific Corporation	410,000	65,021,900

		423,107,820

Information Technology: 29.82%

Communications Equipment: 1.88%
Cisco Systems Incorporated	1,829,000	46,730,950
QUALCOMM Incorporated	2,571,000	165,958,050

		212,689,000

Computers & Peripherals: 2.27%
Apple Incorporated	568,000	257,020,000

Internet Software & Services: 10.10%
Akamai Technologies Incorporated †	900,000	42,480,000
eBay Incorporated †	7,300,000	377,337,000
Facebook Incorporated Class A †	1,725,000	63,531,750
Google Incorporated Class A †	505,000	448,238,000
MercadoLibre Incorporated «	1,488,000	174,735,840
Rackspace Hosting Incorporated †	793,000	35,914,970

		1,142,237,560

IT Services: 5.59%
Alliance Data Systems Corporation «†	795,000	157,235,100
Cognizant Technology Solutions Corporation Class A †	2,275,000	164,687,250
MasterCard Incorporated Class A	352,000	214,934,720
Visa Incorporated Class A	540,000	95,585,400

		632,442,470

Semiconductors & Semiconductor Equipment: 3.09%
Avago Technologies Limited	972,000	35,652,960
Linear Technology Corporation	431,500	17,501,640
Maxim Integrated Products Incorporated	1,130,000	32,318,000
Microchip Technology Incorporated	4,329,661	172,060,728
Silicon Laboratories Incorporated †	1,710,000	66,792,600
Xilinx Incorporated	550,000	25,679,500

		350,005,428

Software: 6.89%
BroadSoft Incorporated †	292,000	8,713,280
Citrix Systems Incorporated †	1,550,000	111,631,000
Fleetmatics Group plc «†	1,653,417	62,267,684
Fortinet Incorporated †	5,956,000	126,565,000
NetSuite Incorporated †	38,900	3,652,321

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Growth Fund	13

Security name		Shares	Value

Software (continued)
Qlik Technologies Incorporated †		755,000	$23,646,600
Salesforce.com Incorporated †		2,320,000	101,500,000
SolarWinds Incorporated †		1,875,000	66,543,750
Sourcefire Incorporated †		736,000	55,516,480
Splunk Incorporated †		1,070,000	53,510,700
Synchronoss Technologies Incorporated †		864,000	29,799,360
Ultimate Software Group Incorporated †		1,010,000	136,653,000

			779,999,175

Materials: 3.19%

Chemicals: 3.19%
Airgas Incorporated		560,000	57,797,600
Monsanto Company		1,515,000	149,651,700
Praxair Incorporated		1,274,000	153,096,581

			360,545,881

Total Common Stocks (Cost $7,494,672,185)			11,216,178,305

	Yield
Short-Term Investments: 1.75%

Investment Companies: 1.75%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	42,778,842	42,778,842
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.12	155,067,010	155,067,010

Total Short-Term Investments (Cost $197,845,852)			197,845,852

Total investments in securities
(Cost $7,692,518,037) *	100.87%	11,414,024,157
Other assets and liabilities, net	(0.87)	(98,120,517)

Total net assets	100.00%	$11,315,903,640

†	Non-income-earning security

**	Represents an affiliate of the Fund under Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended, as the Fund holds 5% or more of the issuer’s outstanding voting shares.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $7,710,094,329 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$3,762,373,930
Gross unrealized depreciation	(58,444,102)

Net unrealized appreciation	$3,703,929,828

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Growth Fund	Statement of assets and liabilities—July 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$10,628,687,155
In affiliated securities, at value (see cost below)	785,337,002

Total investments, at value (see cost below)	11,414,024,157
Receivable for investments sold	62,687,826
Receivable for Fund shares sold	13,651,768
Receivable for dividends	2,270,911
Receivable for securities lending income	65,772
Prepaid expenses and other assets	95,618

Total assets	11,492,796,052

Liabilities
Payable for investments purchased	2,718,134
Payable for Fund shares redeemed	9,116,978
Payable upon receipt of securities loaned	155,067,010
Advisory fee payable	5,637,548
Distribution fees payable	368,886
Due to other related parties	2,136,648
Accrued expenses and other liabilities	1,847,208

Total liabilities	176,892,412

Total net assets	$11,315,903,640

NET ASSETS CONSIST OF
Paid-in capital	$7,424,279,841
Accumulated net investment loss	(30,834,481)
Accumulated net realized gains on investments	200,952,160
Net unrealized gains on investments	3,721,506,120

Total net assets	$11,315,903,640

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$2,464,532,982
Shares outstanding – Class A	52,733,985
Net asset value per share – Class A	$46.74
Maximum offering price per share – Class A2	$49.59
Net assets – Class C	$589,401,524
Shares outstanding – Class C	13,576,645
Net asset value per share – Class C	$43.41
Net assets – Administrator Class	$3,309,683,101
Shares outstanding – Administrator Class	67,318,651
Net asset value per share – Administrator Class	$49.16
Net assets – Institutional Class	$2,649,094,912
Shares outstanding – Institutional Class	52,318,443
Net asset value per share – Institutional Class	$50.63
Net assets – Investor Class	$2,303,191,121
Shares outstanding – Investor Class	49,412,730
Net asset value per share – Investor Class	$46.61

Investments in unaffiliated securities (including securities on loan), at cost	$7,010,219,688

Investments in affiliated securities, at cost	$682,298,349

Total investments, at cost	$7,692,518,037

Securities on loan, at value	$151,475,805

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2013	Wells Fargo Advantage Growth Fund	15

Investment income
Dividends	$80,510,801
Securities lending income, net	1,802,945
Income from affiliated securities	1,166,524

Total investment income	83,480,270

Expenses
Advisory fee	66,384,167
Administration fees
Fund level	4,706,472
Class A	6,133,003
Class C	1,444,237
Administrator Class	3,119,980
Institutional Class	1,935,585
Investor Class	7,152,780
Shareholder servicing fees
Class A	5,897,119
Class C	1,388,690
Administrator Class	7,638,462
Investor Class	5,578,935
Distribution fees
Class C	4,166,069
Custody and accounting fees	556,719
Professional fees	32,719
Registration fees	394,377
Shareholder report expenses	599,262
Trustees’ fees and expenses	12,866
Other fees and expenses	165,809

Total expenses	117,307,251
Less: Fee waivers and/or expense reimbursements	(2,360,171)

Net expenses	114,947,080

Net investment loss	(31,466,810)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	484,902,638
Affiliated securities	(22,647,141)

Net realized gains on investments	462,255,497

Net change in unrealized gains (losses) on:
Unaffiliated securities	1,736,135,637
Affiliated securities	86,210,702

Net change in unrealized gains (losses) on investments	1,822,346,339

Net realized and unrealized gains (losses) on investments	2,284,601,836

Net increase in net assets resulting from operations	$2,253,135,026

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Growth Fund	Statement of changes in net assets

	Year ended July 31, 2013		Year ended July 31, 2012

Operations
Net investment loss		$(31,466,810)		$(39,036,591)
Net realized gains (losses) on investments		462,255,497		(225,338,804)
Net change in unrealized gains (losses) on investments		1,822,346,339		939,632,051

Net increase in net assets resulting from operations		2,253,135,026		675,256,656

Distributions to shareholders from
Net realized gains
Class A		0		(22,822,266)
Class C		0		(4,924,744)
Administrator Class		0		(24,893,217)
Institutional Class		0		(18,155,514)
Investor Class		0		(25,630,798)

Total distributions to shareholders		0		(96,426,539)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	9,894,040	408,238,204	45,084,569	1,609,802,564
Class C	1,147,995	44,251,040	9,260,855	308,259,538
Administrator Class	20,894,228	909,698,951	54,655,303	2,072,257,753
Institutional Class	18,150,039	808,730,212	40,423,928	1,577,726,976
Investor Class	4,832,369	198,790,403	27,864,565	1,001,221,628

		2,369,708,810		6,569,268,459

Reinvestment of distributions
Class A	0	0	605,550	21,285,084
Class C	0	0	94,859	3,135,087
Administrator Class	0	0	619,824	22,828,128
Institutional Class	0	0	464,162	17,549,951
Investor Class	0	0	701,493	24,615,404

		0		89,413,654

Payment for shares redeemed
Class A	(17,025,386)	(706,155,026)	(19,402,054)	(717,639,483)
Class C	(2,400,300)	(93,030,757)	(1,412,210)	(48,291,704)
Administrator Class	(28,712,741)	(1,239,210,292)	(15,811,398)	(612,739,866)
Institutional Class	(22,463,835)	(993,743,121)	(10,047,770)	(399,055,588)
Investor Class	(13,875,944)	(570,744,025)	(17,762,906)	(640,909,388)

		(3,602,883,221)		(2,418,636,029)

Net increase (decrease) in net assets resulting from capital share transactions		(1,233,174,411)		4,240,046,084

Total increase in net assets		1,019,960,615		4,818,876,201

Net assets
Beginning of period		10,295,943,025		5,477,066,824

End of period		$11,315,903,640		$10,295,943,025

Undistributed (accumulated) net investment income (loss)		$(30,834,481)		$0

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$37.85	$35.88	$26.10	$21.13	$25.20
Net investment loss	(0.17)[1]	(0.21)[1]	(0.27)[1]	(0.16)[1]	(0.08)[1]
Net realized and unrealized gains (losses) on investments	9.06	2.65	10.05	5.13	(3.99)

Total from investment operations	8.89	2.44	9.78	4.97	(4.07)
Distributions to shareholders from
Net realized gains	0.00	(0.47)	0.00	0.00	0.00
Net asset value, end of period	$46.74	$37.85	$35.88	$26.10	$21.13
Total return[2]	23.49%	6.93%	37.43%	23.52%	(16.15)%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.20%	1.24%	1.31%	1.35%
Net expenses	1.19%	1.20%	1.24%	1.30%	1.29%
Net investment loss	(0.41)%	(0.56)%	(0.81)%	(0.64)%	(0.44)%
Supplemental data
Portfolio turnover rate	38%	47%	54%	72%	88%
Net assets, end of period (000s omitted)	$2,464,533	$2,265,845	$1,204,675	$163,485	$46,250

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$35.42	$33.86	$24.81	$20.24	$24.30
Net investment loss	(0.45)[1]	(0.46)[1]	(0.51)[1]	(0.34)[1]	(0.21)[1]
Net realized and unrealized gains (losses) on investments	8.44	2.49	9.56	4.91	(3.85)

Total from investment operations	7.99	2.03	9.05	4.57	(4.06)
Distributions to shareholders from
Net realized gains	0.00	(0.47)	0.00	0.00	0.00
Net asset value, end of period	$43.41	$35.42	$33.86	$24.81	$20.24
Total return[2]	22.56%	6.12%	36.44%	22.58%	(16.71)%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.95%	1.99%	2.06%	2.07%
Net expenses	1.94%	1.95%	1.99%	2.05%	2.02%
Net investment loss	(1.16)%	(1.32)%	(1.57)%	(1.40)%	(1.17)%
Supplemental data
Portfolio turnover rate	38%	47%	54%	72%	88%
Net assets, end of period (000s omitted)	$589,402	$525,285	$233,114	$14,737	$2,387

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$39.72	$37.54	$27.24	$21.98	$26.12
Net investment loss	(0.08)[1]	(0.13)[1]	(0.18)[1]	(0.08)[1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	9.52	2.78	10.48	5.34	(4.13)

Total from investment operations	9.44	2.65	10.30	5.26	(4.14)
Distributions to shareholders from
Net realized gains	0.00	(0.47)	0.00	0.00	0.00
Net asset value, end of period	$49.16	$39.72	$37.54	$27.24	$21.98
Total return	23.77%	7.15%	37.81%	23.93%	(15.85)%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.03%	1.08%	1.13%	1.18%
Net expenses	0.96%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.18)%	(0.33)%	(0.51)%	(0.29)%	(0.07)%
Supplemental data
Portfolio turnover rate	38%	47%	54%	72%	88%
Net assets, end of period (000s omitted)	$3,309,683	$2,984,775	$1,339,245	$414,489	$196,301

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$40.83	$38.49	$27.88	$22.46	$26.65
Net investment income (loss)	0.01 [1]	(0.05)[1]	(0.12)[1]	(0.03)[1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	9.79	2.86	10.73	5.45	(4.20)

Total from investment operations	9.80	2.81	10.61	5.42	(4.19)
Distributions to shareholders from
Net realized gains	0.00	(0.47)	0.00	0.00	0.00
Net asset value, end of period	$50.63	$40.83	$38.49	$27.88	$22.46
Total return	24.03%	7.37%	38.06%	24.13%	(15.72)%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.77%	0.81%	0.86%	0.91%
Net expenses	0.75%	0.76%	0.80%	0.80%	0.80%
Net investment income (loss)	0.02%	(0.13)%	(0.35)%	(0.12)%	0.07%
Supplemental data
Portfolio turnover rate	38%	47%	54%	72%	88%
Net assets, end of period (000s omitted)	$2,649,095	$2,312,074	$992,748	$367,360	$255,282

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$37.77	$35.83	$26.09	$21.14	$25.23
Net investment loss	(0.19)[1]	(0.23)[1]	(0.28)[1]	(0.17)[1]	(0.10)[1]
Net realized and unrealized gains (losses) on investments	9.03	2.64	10.02	5.12	(3.99)

Total from investment operations	8.84	2.41	9.74	4.95	(4.09)
Distributions to shareholders from
Net realized gains	0.00	(0.47)	0.00	0.00	0.00
Net asset value, end of period	$46.61	$37.77	$35.83	$26.09	$21.14
Total return	23.40%	6.85%	37.29%	23.42%	(16.21)%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.26%	1.31%	1.41%	1.46%
Net expenses	1.25%	1.26%	1.31%	1.40%	1.40%
Net investment loss	(0.47)%	(0.64)%	(0.85)%	(0.71)%	(0.54)%
Supplemental data
Portfolio turnover rate	38%	47%	54%	72%	88%
Net assets, end of period (000s omitted)	$2,303,191	$2,207,964	$1,707,285	$941,660	$748,218

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage Growth Fund	23

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$ (900,746)	$632,329	$268,417

As of July 31, 2013, the Fund had a qualified late-year ordinary loss of $30,834,481 which will be recognized on the first day of the following fiscal year. A late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31 and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

24	Wells Fargo Advantage Growth Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$11,216,178,305	$0	$0	$11,216,178,305
Short-term investments
Investment companies	42,778,842	155,067,010	0	197,845,852
	$11,258,957,147	$155,067,010	$0	$11,414,024,157

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended July 31, 2013, the advisory fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase. Prior to May 1, 2013, WellsCap received an annual fee which started at 0.45% and declined to 0.20% as the average daily net assets of the Fund increased.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Notes to financial statements	Wells Fargo Advantage Growth Fund	25

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.21% for Class A shares, 1.96% for Class C shares, 0.96% for Administrator Class shares, 0.75% for Institutional Class shares, and 1.27% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of its average daily net assets.

For the year ended July 31, 2013, Wells Fargo Funds Distributor, LLC received $115,062 from the sale of Class A shares and $12,397 and $12,440 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2013 were $4,052,229,762 and $5,111,982,151, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions in issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
BroadSoft Incorporated	1,574,300	205,700	1,488,000	292,000	$8,713,280	$0	$(12,729,470)
Energy XXI (Bermuda) Limited	1,624,100	2,494,900	169,000	3,950,000	106,057,500	1,027,657	(2,109,141)
LifeTime Fitness Incorporated	3,049,000	35,000	3,084,000	0	0	0	14,934,002
LogMeIn Incorporated	1,549,621	0	1,549,621	0	0	0	(18,566,477)
NxStage Medical Incorporated	3,183,500	0	1,833,500	1,350,000	17,496,000	0	(15,244,695)
The Fresh Market Incorporated	2,197,000	1,837,000	49,000	3,985,000	210,328,300	0	405,339
Shutterfly Incorporated	2,466,100	575,000	281,100	2,760,000	147,908,400	0	526,765
Synchronoss Technologies Incorporated	2,122,300	10,700	1,269,000	864,000	29,799,360	0	(4,763,547)
Ultimate Software Group Incorporated	1,419,800	0	409,800	1,010,000	136,653,000	0	17,626,076
Vitamin Shoppe Incorporated	1,423,800	1,449,072	307,872	2,565,000	123,196,950	0	(2,725,993)

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2013, the Fund paid $17,945 in commitment fees.

For the year ended July 31, 2013, there were no borrowings by the Fund under the agreement.

26	Wells Fargo Advantage Growth Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

For the year ended July 31, 2013, the Fund did not have any distributions paid to shareholders. The tax character of distributions paid for the year ended July 31, 2012 was $96,426,539 of long-term capital gains.

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred *
$218,528,452	$3,703,929,828	$(30,834,481)

*	This amount will be recognized on the first day of the following fiscal year.

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Funds that invest a substantial portion of their assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Growth Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Growth Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2013

28	Wells Fargo Advantage Growth Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Growth Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Growth Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted

32	Wells Fargo Advantage Growth Fund	Other information (unaudited)

that the performance of the Fund (Administrator Class) was higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell 3000® Growth Index, for all periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the median rates for the Fund’s expense Groups. However, the Board viewed favorably the agreed-upon revision to the advisory fee schedule for the Fund.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the Sub-Adviser agreed to revise the sub-advisory fee schedule for the Fund. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Growth Fund	33

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also took into account the agreed-upon revisions to the advisory and sub-advisory fee schedules for the Fund. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

34	Wells Fargo Advantage Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

218817 09-13 A206/AR206 7-13

Wells Fargo Advantage Intrinsic Value Fund

Annual Report

July 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of July 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Intrinsic Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Intrinsic Value Fund for the 12-month period that ended July 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, however, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program led to considerable global stock market volatility. However, increased confidence that the U.S. economy was staging a fragile recovery, combined with resilience in European economies, resulted in double-digit returns for major U.S. stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. The FOMC continued its policy of monetary easing into 2013. However, comments by Fed Chairman Ben Bernanke in June 2013 that the FOMC might reduce (or taper) its bond-buying program caused stocks to sell off around the globe. Additional comments by Chairman Bernanke and other members of the FOMC helped lend clarity to the central bank’s plans, and by early July 2013, global stock markets had regained their footing.

European markets continued to benefit from the ECB’s September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. Moreover, in May 2013, the ECB cut its key rate to a historic low of 0.50%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Global stock markets received further liquidity-driven support in April 2013, when the Bank of Japan’s new governor, Haruhiko Kuroda, announced one of the world’s most aggressive monetary easing programs with the goal of propelling Japan’s deflation-prone economy to a 2% annualized rate of inflation.

U.S. and developed foreign market stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a solid 2.8% annualized rate in the third quarter of 2012 but fell back to a 0.1% annualized rate in the fourth quarter. Many analysts attributed the fourth-quarter weakness to the temporary aftereffects of Hurricane Sandy, which devastated the Eastern Seaboard in October 2012, a view that was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013 and a 2.5% annualized rate in the second quarter. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.1% in August 2012 to 7.4% in July 2013. The federal budget sequestration that took effect on March 1, 2013, had the potential to reduce economic growth, but investors paid more attention to economic fundamentals such as a recovery in the housing market.

Letter to shareholders (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	3

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models. In the S&P 500 Index1, for example, health care and consumer discretionary stocks strongly outperformed for the full 12-month period, but information technology stocks lagged. Dividend-paying stocks initially outperformed as investors continued to seek yield in a historically low-yielding environment. After Chairman Bernanke’s taper comments in June 2013, however, dividend-paying stocks sold off as investors anticipated a rise in interest rates. Traditionally high-yielding sectors, such as utilities and telecommunication services, ended the 12-month period with gains that were less than the return of the S&P 500 Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Intrinsic Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio manager

Jeffrey Peck

Average annual total returns1 (%) as of July 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[3]
Class A (EIVAX)	8-1-2006	21.14	7.97	6.58	28.53	9.26	7.49	1.27	1.17
Class B (EIVBX)*	8-1-2006	22.57	8.14	6.70	27.57	8.43	6.70	2.02	1.92
Class C (EIVCX)	8-1-2006	26.50	8.42	6.70	27.50	8.42	6.70	2.02	1.92
Class R (EIVTX)	3-1-2013	–	–	–	28.39	9.01	7.26	1.52	1.42
Class R4 (EIVRX)	11-30-2012	–	–	–	28.93	9.57	7.78	0.94	0.81
Class R6 (EIVFX)	11-30-2012	–	–	–	29.05	9.59	7.80	0.79	0.66
Administrator Class (EIVDX)	7-30-2010	–	–	–	28.77	9.46	7.67	1.11	0.96
Institutional Class (EIVIX)	8-1-2006	–	–	–	29.04	9.59	7.80	0.84	0.71
Russell 1000® Value Index[4]	–	–	–	–	30.73	7.88	5.03	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	5

Growth of $10,000 investment[5] as of July 31, 2013

1.	Historical performance shown for Class R shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic Value Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.16% for Class A, 1.91% for Class B, 1.91% for Class C, 1.41% for Class R, 0.80% for Class R4, 0.65% for Class R6, 0.95% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares since inception with the Russell 1000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Intrinsic Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Russell 1000 Value Index for the 12-month period that ended July 31, 2013.

■	Stock selection in consumer discretionary and financials contributed to the Fund’s relative performance. In addition, an overweight in the top-performing consumer discretionary sector and an underweight in the energy sector added value. On the negative side, security selection in information technology (IT) was the primary detractor from relative performance; however, an overweight in this strong-performing sector partially offset the negative impact from stock selection. An underweight in the second-best-performing financials sector also subtracted value.

■	Amid strong market performance, we adhered to our disciplined investment process. We continued to focus on individual companies rather than on broad, top-down economic or sector forecasts. In an attempt to manage risk, we maintained the Fund’s broad diversification by sector, industry, and position.

Ten largest equity holdings[6] (%) as of July 31, 2013
CIGNA Corporation	3.54
Zions Bancorporation	3.38
Time Warner Incorporated	3.33
Charles Schwab Corporation	3.13
NextEra Energy Incorporated	3.06
PepsiCo Incorporated	2.75
TRW Automotive Holdings Corporation	2.74
EMC Corporation	2.68
The Boeing Company	2.67
Occidental Petroleum Corporation	2.61

The Fund modestly underperformed its benchmark for the reporting period.

To the detriment of the Fund, large-cap companies underperformed their mid - and small-cap counterparts in the 12 months that ended July 31, 2013, as measured by various Russell U.S. indexes. However, when viewed by style, value outperformed growth stocks in the large-cap universe to the benefit of the Fund.

Security selection in consumer discretionary and financials contributed to the Fund’s performance. In the consumer discretionary sector, media and entertainment company Time Warner Incorporated, auto parts supplier TRW Automotive Holdings Corporation, and home-improvement retailer Home Depot Incorporated added the most value. Broker/dealer Charles Schwab Corporation, regional bank Zions Bancorporation, and financial holdings company JP Morgan Chase & Company were among the top contributors to performance in financials.

On the negative side, stock selection in IT detracted from relative returns. Primary detractors in IT included consumer electronics firm Apple Incorporated, business solutions provider International Business Machines Corporation, and large-scale storage system producer EMC Corporation.

During the period, we made changes to the Fund’s portfolio based upon our fundamental research.

As a result of trades, stock price movements, and the annual reconstitution of the Russell indexes, the Fund’s positioning relative to its benchmark shifted noticeably during the period. The Fund’s overweight in consumer discretionary increased due to new investments in entertainment company The Walt Disney Company, specialty jewelry retailer Tiffany & Company, and France-based luxury goods holding company Kering. The purchase of financial service providers UBS AG and The Goldman Sachs Group Incorporated decreased the Fund’s underweight in financials. The Fund’s overweight in consumer staples decreased with the sales of food retailer Safeway Incorporated and diversified food company H. J. Heinz Company, which was acquired by Berkshire Hathaway and 3G Capital, respectively. A decrease in the Fund’s health care sector underweight resulted from sales of pharmaceutical company Eli Lilly & Company and injectable drug manufacturer Hospira Incorporated. In the IT sector, the Fund’s significant overweight also decreased. The majority of the shift in relative weight resulted from the benchmark’s reconstitution and stock-price movements. In all cases, trades were made based on fundamental, bottom-up research rather than top-down sector allocation decisions.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	7

Sector distribution[7] as of July 31, 2013

We continue to focus on our investment strategy and process.

We believe the U.S. economic recovery is treading on a modest growth path. Positive data from the housing sector as well as a boost in consumer confidence provide reasons to be sanguine. As a result of the improving outlook, the Federal Reserve (Fed) signaled in June that it might begin to reduce (or taper) its monetary easing program.

While we listen to what the Fed has to say, we do not try to decipher its mixed messages. Regardless of what action the Fed takes this year or next, our investment team remains committed to our long-term investment philosophy. At Metropolitan West Capital Management, LLC, we believe that, over a full market cycle, individual company fundamentals rather than macroeconomic events determine security performance. Therefore, we will continue to invest in high-quality businesses trading at a discount to our intrinsic value estimates with identifiable catalysts that we believe will close the valuation gap over our investment time horizon. While high-quality companies can miss rallies—especially when the economy is recovering from a recession—they are ideally positioned to capitalize on whatever the market has in store post-quantitative easing. Whether the market is characterized by short-term volatility or normal growth, companies boasting healthy balance sheets and sustainable competitive advantages should reward investors despite what the Fed may or may not do in the coming months or years.

Please see footnotes on page 5.

8	Wells Fargo Advantage Intrinsic Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2013 to July 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2013	Ending account value 7-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,135.09	$6.14	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81	1.16%
Class B
Actual	$1,000.00	$1,130.12	$10.09	1.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.54	1.91%
Class C
Actual	$1,000.00	$1,130.04	$10.09	1.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.54	1.91%
Class R
Actual	$1,000.00	$1,135.21	$7.46	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05	1.41%
Class R4
Actual	$1,000.00	$1,136.78	$4.24	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class R6
Actual	$1,000.00	$1,137.68	$3.45	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,136.08	$5.03	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$1,137.56	$3.71	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Intrinsic Value Fund	9

Security name	Shares	Value

Common Stocks: 97.67%

Consumer Discretionary: 14.23%

Auto Components: 2.74%
TRW Automotive Holdings Corporation †	436,500	$31,999,815

Media: 5.91%
Time Warner Incorporated	624,200	38,862,692
Walt Disney Company	466,300	30,146,295

		69,008,987

Specialty Retail: 3.42%
Home Depot Incorporated	346,600	27,391,798
Tiffany & Company	156,800	12,467,168

		39,858,966

Textiles, Apparel & Luxury Goods: 2.16%
Kering Unsponsored ADR	1,103,000	25,203,550

Consumer Staples: 9.51%

Beverages: 4.74%
Diageo plc ADR	185,500	23,248,715
PepsiCo Incorporated	384,500	32,121,130

		55,369,845

Food Products: 4.77%
The Hershey Company	304,000	28,840,480
Unilever NV ADR	670,200	26,814,702

		55,655,182

Energy: 6.91%

Energy Equipment & Services: 1.94%
Schlumberger Limited	278,300	22,634,139

Oil, Gas & Consumable Fuels: 4.97%
Hess Corporation	160,000	11,913,600
Occidental Petroleum Corporation	342,500	30,499,625
QEP Resources Incorporated	512,800	15,635,272

		58,048,497

Financials: 22.51%

Capital Markets: 11.81%
Charles Schwab Corporation	1,655,600	36,572,204
Franklin Resources Incorporated	504,300	24,650,184
Goldman Sachs Group Incorporated	122,000	20,011,660
Northern Trust Corporation	495,971	29,034,142
UBS AG «	1,404,000	27,616,680

		137,884,870

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Intrinsic Value Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

Commercial Banks: 8.17%
M&T Bank Corporation	233,900	$27,333,554
SunTrust Banks Incorporated	820,650	28,550,414
Zions Bancorporation	1,332,116	39,483,918

		95,367,886

Diversified Financial Services: 2.53%
JPMorgan Chase & Company	529,900	29,531,327

Health Care: 8.72%

Health Care Equipment & Supplies: 4.77%
Abbott Laboratories	824,400	30,197,772
Baxter International Incorporated	349,100	25,498,264

		55,696,036

Health Care Providers & Services: 3.54%
CIGNA Corporation	531,400	41,358,862

Pharmaceuticals: 0.41%
Abbvie Incorporated	104,000	4,729,920

Industrials: 11.88%

Aerospace & Defense: 6.25%
Honeywell International Incorporated	327,300	27,159,354
Huntington Ingalls Industries Incorporated	235,000	14,612,300
The Boeing Company	297,000	31,214,700

		72,986,354

Air Freight & Logistics: 2.31%
United Parcel Service Incorporated Class B	309,900	26,899,320

Electrical Equipment: 1.53%
Sensata Technologies Holdings NV †	476,000	17,888,080

Machinery: 1.79%
Deere & Company	251,000	20,850,570

Information Technology: 16.90%

Communications Equipment: 2.37%
QUALCOMM Incorporated	428,000	27,627,400

Computers & Peripherals: 4.47%
Apple Incorporated	46,000	20,815,000
EMC Corporation	1,197,800	31,322,470

		52,137,470

Internet Software & Services: 1.46%
eBay Incorporated †	329,200	17,016,348

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Intrinsic Value Fund	11

Security name		Shares	Value

IT Services: 2.06%
International Business Machines Corporation		123,400	$24,067,936

Semiconductors & Semiconductor Equipment: 1.91%
Texas Instruments Incorporated		570,600	22,367,520

Software: 4.63%
Intuit Incorporated		429,800	27,472,816
Oracle Corporation		821,900	26,588,465

			54,061,281

Materials: 2.00%

Chemicals: 2.00%
Air Products & Chemicals Incorporated		215,300	23,390,192

Utilities: 5.01%

Electric Utilities: 5.01%
NextEra Energy Incorporated		413,000	35,769,930
Northeast Utilities		511,700	22,724,597

			58,494,527

Total Common Stocks (Cost $928,024,141)			1,140,134,880

	Yield
Short-Term Investments: 2.41%

Investment Companies: 2.41%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	27,571,515	27,571,515
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.12	606,000	606,000

Total Short-Term Investments (Cost $28,177,515)			28,177,515

Total investments in securities (Cost $956,201,656) *	100.08%	1,168,312,395
Other assets and liabilities, net	(0.08)	(921,457)

Total net assets	100.00%	$1,167,390,938

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $956,688,155 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$212,110,743
Gross unrealized depreciation	(486,503)

Net unrealized appreciation	$211,624,240

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic Value Fund	Statement of assets and liabilities—July 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$1,140,134,880
In affiliated securities, at value (see cost below)	28,177,515

Total investments, at value (see cost below)	1,168,312,395
Cash	189,307
Receivable for Fund shares sold	529,324
Receivable for dividends	775,288
Receivable for securities lending income	4,839
Prepaid expenses and other assets	56,611

Total assets	1,169,867,764

Liabilities
Payable for Fund shares redeemed	643,543
Payable upon receipt of securities loaned	606,000
Advisory fee payable	544,105
Distribution fees payable	25,729
Due to other related parties	199,787
Trustees’ fees and expenses payable	172,347
Shareholder servicing fees payable	192,488
Accrued expenses and other liabilities	92,827

Total liabilities	2,476,826

Total net assets	$1,167,390,938

NET ASSETS CONSIST OF
Paid-in capital	$954,810,479
Undistributed net investment income	2,968,191
Accumulated net realized losses on investments	(2,498,471)
Net unrealized gains on investments	212,110,739

Total net assets	$1,167,390,938

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$386,654,549
Shares outstanding – Class A	30,884,911
Net asset value per share – Class A	$12.52
Maximum offering price per share – Class A2	$13.28
Net assets – Class B	$5,589,105
Shares outstanding – Class B	449,907
Net asset value per share – Class B	$12.42
Net assets – Class C	$35,616,487
Shares outstanding – Class C	2,885,008
Net asset value per share – Class C	$12.35
Net assets – Class R	$18,209
Shares outstanding – Class R	1,451
Net asset value per share – Class R	$12.55
Net assets – Class R4	$13,513
Share outstanding – Class R4	1,077
Net asset value per share – Class R4	$12.55
Net assets – Class R6	$3,358,877
Share outstanding – Class R6	267,380
Net asset value per share – Class R6	$12.56
Net assets – Administrator Class	$515,012,022
Shares outstanding – Administrator Class	39,781,100
Net asset value per share – Administrator Class	$12.95
Net assets – Institutional Class	$221,128,176
Shares outstanding – Institutional Class	17,584,617
Net asset value per share – Institutional Class	$12.58

Investments in unaffiliated securities (including securities on loan), at cost	$928,024,141

Investments in affiliated securities, at cost	$28,177,515

Total investments, at cost	$956,201,656

Securities on loan, at value	$596,001

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2013	Wells Fargo Advantage Intrinsic Value Fund	13

Investment income
Dividends*	$11,871,274
Securities lending income, net	79,979
Income from affiliated securities	36,710

Total investment income	11,987,963

Expenses
Advisory fee	4,320,446
Administration fees
Fund level	338,227
Class A	527,500
Class B	12,088
Class C	67,942
Class R	87	[1]
Class R4	6	[2]
Class R6	375	[2]
Administrator Class	222,642
Institutional Class	175,085
Shareholder servicing fees
Class A	474,107
Class B	11,623
Class C	65,329
Class R	83	[1]
Class R4	8	[2]
Administrator Class	554,298
Distribution fees
Class B	34,869
Class C	195,987
Class R	83	[1]
Custody and accounting fees	27,192
Professional fees	3,285
Registration fees	20,798
Shareholder report expenses	47,105
Trustees’ fees and expenses	1,095
Other fees and expenses	10,327

Total expenses	7,110,587
Less: Fee waivers and/or expense reimbursements	(441,076)

Net expenses	6,669,511

Net investment income	5,318,452

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	41,283,039
Net change in unrealized gains (losses) on investments	132,950,802

Net realized and unrealized gains (losses) on investments	174,233,841

Net increase in net assets resulting from operations	$179,552,293

* Net of foreign dividend withholding taxes in the amount of	$182,762

1.	For the period from March 1, 2013 (commencement of class operations) to July 31, 2013

2.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic Value Fund	Statement of changes in net assets

	Year ended July 31, 2013		Year ended July 31, 2012

Operations
Net investment income		$5,318,452		$4,415,696
Net realized gains on investments		41,283,039		17,185,013
Net change in unrealized gains (losses) on investments		132,950,802		(16,910,395)

Net increase in net assets resulting from operations		179,552,293		4,690,314

Distributions to shareholders from
Net investment income
Class A		(826,684)		(3,158,452)
Class B		0		(102,030)
Class C		(35,977)		(486,427)
Class R4		(146)[1]		N/A
Class R6		(739)[1]		N/A
Administrator Class		(376,820)		(53,362)
Institutional Class		(2,942,395)		(6,661,737)
Net realized gains
Class A		(4,870,427)		(11,786,758)
Class B		(216,860)		(603,944)
Class C		(1,166,530)		(2,557,958)
Class R4		(575)[1]		N/A
Class R6		(2,875)[1]		N/A
Administrator Class		(1,660,496)		(1,707,718)
Institutional Class		(12,200,925)		(20,996,038)

Total distributions to shareholders		(24,301,449)		(48,114,424)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	2,587,655	29,210,360	1,647,052	16,994,714
Class B	21,974	252,188	18,971	190,176
Class C	435,208	4,836,134	254,471	2,585,635
Class R	498 [2]	5,814 [2]	N/A	N/A
Class R4	1,008 [1]	11,250 [1]	N/A	N/A
Class R6	272,791 [1]	3,141,744 [1]	N/A	N/A
Administrator Class	2,240,595	26,209,292	2,764,809	28,764,230
Institutional Class	4,894,846	55,815,367	4,712,518	47,964,906

		119,482,149		96,499,661

Reinvestment of distributions
Class A	494,065	5,145,848	1,315,618	12,628,143
Class B	20,170	207,553	68,307	649,452
Class C	105,346	1,079,736	283,110	2,683,755
Class R4	69 [1]	721 [1]	N/A	N/A
Class R6	346 [1]	3,614 [1]	N/A	N/A
Administrator Class	162,841	1,754,702	82,852	810,567
Institutional Class	1,242,972	13,004,364	2,479,308	23,891,924

		21,196,538		40,663,841

Payment for shares redeemed
Class A	(4,054,040)	(46,084,349)	(8,398,558)	(84,847,840)
Class B	(238,288)	(2,654,133)	(343,683)	(3,499,264)
Class C	(603,858)	(6,727,108)	(1,064,389)	(10,746,413)
Class R	(20,128)[2]	(229,294)[2]	N/A	N/A
Class R6	(5,757)[1]	(70,000)[1]	N/A	N/A
Administrator Class	(3,436,486)	(41,653,388)	(1,211,695)	(11,999,406)
Institutional Class	(9,893,065)	(111,918,543)	(9,917,914)	(102,812,211)

		(209,336,815)		(213,905,134)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Intrinsic Value Fund	15

	Year ended July 31, 2013				Year ended July 31, 2012

	Shares				Shares

Capital share transactions (continued)
Net asset value of shares issued in acquisition
Class A	23,447,416		$261,933,505		0	$0
Class B	228,046		2,535,706		0	0
Class C	987,872		10,916,010		0	0
Class R	21,081	[2]	236,100	[2]	N/A	N/A
Administrator Class	38,338,821		442,513,613		0	0
Institutional Class	65,474		733,280		0	0

			718,868,214			0

Net increase (decrease) in net assets resulting from capital share transactions			650,210,086			(76,741,632)

Total increase (decrease) in net assets			805,460,930			(120,165,742)

Net assets
Beginning of period			361,930,008			482,095,750

End of period			$1,167,390,938			$361,930,008

Undistributed net investment income			$2,968,191			$1,996,045

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	For the period from March 1, 2013 (commencement of class operations) to July 31, 2013

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$10.44	$11.50	$9.84	$8.48	$10.19
Net investment income	0.07 [2]	0.11 [2]	0.10	0.10 [2]	0.10
Net realized and unrealized gains (losses) on investments	2.75	0.24	1.65	1.31	(1.71)

Total from investment operations	2.82	0.35	1.75	1.41	(1.61)
Distributions to shareholders from
Net investment income	(0.10)	(0.28)	(0.09)	(0.05)	(0.04)
Net realized gains	(0.64)	(1.13)	0.00	0.00	(0.06)

Total distributions to shareholders	(0.74)	(1.41)	(0.09)	(0.05)	(0.10)
Net asset value, end of period	$12.52	$10.44	$11.50	$9.84	$8.48
Total return[3]	28.53%	4.38%	17.88%	16.67%	(15.62)%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.24%	1.24%	1.17%	1.15%
Net expenses	1.16%	1.17%	1.17%	1.11%	1.14%
Net investment income	0.57%	1.05%	0.81%	1.05%	1.62%
Supplemental data
Portfolio turnover rate	28%	34%	25%	23%	23%
Net assets, end of period (000s omitted)	$386,655	$87,784	$159,178	$147,957	$90,382

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Intrinsic Value Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Value Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS B	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$10.34	$11.37	$9.72	$8.40	$10.11
Net investment income (loss)	(0.02)	0.03 [2]	0.01 [2]	0.03 [2]	0.07 [2]
Net realized and unrealized gains (losses) on investments	2.74	0.24	1.64	1.29	(1.72)

Total from investment operations	2.72	0.27	1.65	1.32	(1.65)
Distributions to shareholders from
Net investment income	0.00	(0.17)	(0.00)[3]	0.00	0.00
Net realized gains	(0.64)	(1.13)	0.00	0.00	(0.06)

Total distributions to shareholders	(0.64)	(1.30)	(0.00)[3]	0.00	(0.06)
Net asset value, end of period	$12.42	$10.34	$11.37	$9.72	$8.40
Total return[4]	27.57%	3.56%	17.03%	15.71%	(16.22)%
Ratios to average net assets (annualized)
Gross expenses	1.97%	2.01%	1.99%	1.93%	1.91%
Net expenses	1.91%	1.92%	1.91%	1.88%	1.90%
Net investment income (loss)	(0.03)%	0.27%	0.07%	0.30%	0.84%
Supplemental data
Portfolio turnover rate	28%	34%	25%	23%	23%
Net assets, end of period (000s omitted)	$5,589	$4,323	$7,666	$9,206	$10,014

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Intrinsic Value Fund.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$10.30	$11.35	$9.72	$8.40	$10.11
Net investment income (loss)	(0.01)[2]	0.03 [2]	0.02	0.03 [2]	0.06 [2]
Net realized and unrealized gains (losses) on investments	2.72	0.24	1.63	1.29	(1.71)

Total from investment operations	2.71	0.27	1.65	1.32	(1.65)
Distributions to shareholders from
Net investment income	(0.02)	(0.19)	(0.02)	0.00	0.00
Net realized gains	(0.64)	(1.13)	0.00	0.00	(0.06)

Total distributions to shareholders	(0.66)	(1.32)	(0.02)	0.00	(0.06)
Net asset value, end of period	$12.35	$10.30	$11.35	$9.72	$8.40
Total return[3]	27.50%	3.62%	16.98%	15.71%	(16.22)%
Ratios to average net assets (annualized)
Gross expenses	1.97%	2.01%	1.97%	1.94%	1.92%
Net expenses	1.91%	1.92%	1.92%	1.88%	1.91%
Net investment income (loss)	(0.05)%	0.26%	0.07%	0.29%	0.84%
Supplemental data
Portfolio turnover rate	28%	34%	25%	23%	23%
Net assets, end of period (000s omitted)	$35,616	$20,187	$28,230	$26,934	$20,396

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Intrinsic Value Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Value Fund	19

(For a share outstanding throughout the period)

CLASS R	Year ended July 31 2013[1]
Net asset value, beginning of period	$11.20
Net investment income	0.00 [2]
Net realized and unrealized gains (losses) on investments	1.35

Total from investment operations	1.35
Net asset value, end of period	$12.55
Total return[3]	12.05%
Ratios to average net assets (annualized)
Gross expenses	1.46%
Net expenses	1.41%
Net investment income	0.01%
Supplemental data
Portfolio turnover rate	28%
Net assets, end of period (000s omitted)	$18

1.	For the period from March 1, 2013 (commencement of class operations) to July 31, 2013

2.	Amount is less than $0.005 per share.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R4	Year ended July 31 2013[1]
Net asset value, beginning of period	$11.10
Net investment income	0.09
Net realized and unrealized gains (losses) on investments	2.15

Total from investment operations	2.24
Distributions to shareholders from
Net investment income	(0.15)
Net realized gains	(0.64)

Total distributions to shareholders	(0.79)
Net asset value, end of period	$12.55
Total return[2]	21.73%
Ratios to average net assets (annualized)
Gross expenses	0.88%
Net expenses	0.80%
Net investment income	0.99%
Supplemental data
Portfolio turnover rate	28%
Net assets, end of period (000s omitted)	$14

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Value Fund	21

(For a share outstanding throughout the period)

CLASS R6	Year ended July 31 2013[1]
Net asset value, beginning of period	$11.10
Net investment income	0.19
Net realized and unrealized gains (losses) on investments	2.06

Total from investment operations	2.25
Distributions to shareholders from
Net investment income	(0.15)
Net realized gains	(0.64)

Total distributions to shareholders	(0.79)
Net asset value, end of period	$12.56
Total return[2]	21.84%
Ratios to average net assets (annualized)
Gross expenses	0.73%
Net expenses	0.65%
Net investment income	0.85%
Supplemental data
Portfolio turnover rate	28%
Net assets, end of period (000s omitted)	$3,359

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.78	$11.55	$9.87	$9.87
Net investment income	0.08 [2]	0.12 [2]	0.11 [2]	0.00
Net realized and unrealized gains (losses) on investments	2.87	0.28	1.68	0.00

Total from investment operations	2.95	0.40	1.79	0.00
Distributions to shareholders from
Net investment income	(0.14)	(0.04)	(0.11)	0.00
Net realized gains	(0.64)	(1.13)	0.00	0.00

Total distributions to shareholders	(0.78)	(1.17)	(0.11)	0.00
Net asset value, end of period	$12.95	$10.78	$11.55	$9.87
Total return[3]	28.77%	4.57%	18.23%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.09%	1.06%	0.00%
Net expenses	0.95%	0.95%	0.95%	0.00%
Net investment income	0.68%	1.13%	1.04%	0.00%
Supplemental data
Portfolio turnover rate	28%	34%	25%	23%
Net assets, end of period (000s omitted)	$515,012	$26,687	$9,693	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Value Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$10.48	$11.56	$9.87	$8.51	$10.22
Net investment income	0.16	0.14 [2]	0.13 [2]	0.12 [2]	0.12
Net realized and unrealized gains (losses) on investments	2.73	0.24	1.67	1.32	(1.72)

Total from investment operations	2.89	0.38	1.80	1.44	(1.60)
Distributions to shareholders from
Net investment income	(0.15)	(0.33)	(0.11)	(0.08)	(0.05)
Net realized gains	(0.64)	(1.13)	0.00	0.00	(0.06)

Total distributions to shareholders	(0.79)	(1.46)	(0.11)	(0.08)	(0.11)
Net asset value, end of period	$12.58	$10.48	$11.56	$9.87	$8.51
Total return	29.04%	4.71%	18.32%	16.93%	(15.44)%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.83%	0.79%	0.94%	0.92%
Net expenses	0.73%	0.82%	0.79%	0.88%	0.91%
Net investment income	1.21%	1.35%	1.16%	1.27%	1.86%
Supplemental data
Portfolio turnover rate	28%	34%	25%	23%	23%
Net assets, end of period (000s omitted)	$221,128	$222,949	$277,329	$1,109,507	$348,093

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Intrinsic Value Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Intrinsic Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Intrinsic Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage Intrinsic Value Fund	25

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At July 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(2,613,371)	$2,613,371

As of July 31, 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2014	2015	2017
$3,137,764	$3,137,764	$28,092,343

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

26	Wells Fargo Advantage Intrinsic Value Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2 )	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$1,140,134,880	$0	$0	$1,140,134,880
Short-term investments
Investment companies	27,571,515	606,000	0	28,177,515
	$1,167,706,395	$606,000	$0	$1,168,312,395

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2013, the advisory fee was equivalent to an annual rate of 0.64% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Advantage Intrinsic Value Fund	27

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.26%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares, 1.41% for Class R shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares, and 0.70% for Institutional Class shares. Prior to December 1, 2012, the Fund’s expenses were capped at 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares, and 0.85% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended July 31, 2013, Wells Fargo Funds Distributor, LLC received $14,991 from the sale of Class A shares and $100, $445 and $86 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2013 were $174,878,587 and $246,341,304, respectively.

6. ACQUISITION

After the close of business on March 1, 2013, the Fund acquired the net assets of Wells Fargo Advantage Equity Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C, Class R, Administrator Class, and Institutional Class shares of Wells Fargo Advantage Equity Value Fund received Class A, Class B, Class C, Class R, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Equity Value Fund for 63,088,710 shares of the Fund valued at $718,868,214 at an exchange ratio of 1.13, 1.13, 1.12, 1.15, 1.12, and 1.15 for Class A, Class B, Class C, Class R, Administrator Class, and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Advantage Equity Value Fund with a fair value of $718,463,173, identified cost of $710,507,118 and unrealized gains of $7,956,055 at March 1, 2013 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Equity Value Fund and the Fund immediately prior to the acquisition were $718,868,214 and $355,325,407, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,074,193,621. For financial reporting purposes, assets received and

28	Wells Fargo Advantage Intrinsic Value Fund	Notes to financial statements

shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Equity Value Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed August 1, 2012, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2013 would have been:

Net investment income	$12,347,528
Net realized and unrealized gains on investments	$268,034,789
Net increase in net assets resulting from operations	$280,382,317

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Equity Value Fund that have been included in the Fund’s Statement of Operations since March 4, 2013.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2013, the Fund paid $1,023 in commitment fees.

For the year ended July 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 were as follows:

	Year ended July 31,
	2013	2012
Ordinary income	$4,327,772	$10,462,008
Long-term capital gain	19,973,677	37,652,416

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$4,245,982	$31,244,930	$211,624,240	$(34,367,871)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Intrinsic Value Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Intrinsic Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Intrinsic Value Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2013

30	Wells Fargo Advantage Intrinsic Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2013.

Pursuant to Section 852 of the Internal Revenue Code, $19,973,677 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $4,327,772 of income dividends paid during the fiscal year ended July 31, 2013 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2013, $145,011 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage Intrinsic Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012

Senior Vice President of Wells Fargo Funds Management, LLC since 2009.

Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Intrinsic Value Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Metropolitan West Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted

34	Wells Fargo Advantage Intrinsic Value Fund	Other information (unaudited)

that the performance of the Fund (Class A) was higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Russell 1000® Value Index, for all periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the median rates for the Fund’s expense Groups for all classes except Class A and Class R. However, the Board viewed favorably the fact that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class, including Class A and Class R.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	35

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36	Wells Fargo Advantage Intrinsic Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

218818 09-13 A207/AR207 7-13

Wells Fargo Advantage Large Cap Core Fund

Annual Report

July 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of July 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Large Cap Core Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Large Cap Core Fund for the 12-month period that ended July 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, however, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program led to considerable global stock market volatility. However, increased confidence that the U.S. economy was staging a fragile recovery, combined with resilience in European economies, resulted in double-digit returns for major U.S. stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. The FOMC continued its policy of monetary easing into 2013. However, comments by Fed Chairman Ben Bernanke in June 2013 that the FOMC might reduce (or taper) its bond-buying program caused stocks to sell off around the globe. Additional comments by Chairman Bernanke and other members of the FOMC helped lend clarity to the central bank’s plans, and by early July 2013, global stock markets had regained their footing.

European markets continued to benefit from the ECB’s September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. Moreover, in May 2013, the ECB cut its key rate to a historic low of 0.50%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Global stock markets received further liquidity-driven support in April 2013, when the Bank of Japan’s new governor, Haruhiko Kuroda, announced one of the world’s most aggressive monetary easing programs with the goal of propelling Japan’s deflation-prone economy to a 2% annualized rate of inflation.

U.S. and developed foreign market stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a solid 2.8% annualized rate in the third quarter of 2012 but fell back to a 0.1% annualized rate in the fourth quarter. Many analysts attributed the fourth-quarter weakness to the temporary aftereffects of Hurricane Sandy, which devastated the Eastern Seaboard in October 2012, a view that was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013 and a 2.5% annualized rate in the second quarter. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.1% in August 2012 to 7.4% in

Letter to shareholders (unaudited)	Wells Fargo Advantage Large Cap Core Fund	3

July 2013. The federal budget sequestration that took effect on March 1, 2013, had the potential to reduce economic growth, but investors paid more attention to economic fundamentals such as a recovery in the housing market.

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models. In the S&P 500 Index1, for example, health care and consumer discretionary stocks strongly outperformed for the full 12-month period, but information technology stocks lagged. Dividend-paying stocks initially outperformed as investors continued to seek yield in a historically low-yielding environment. After Chairman Bernanke’s taper comments in June 2013, however, dividend-paying stocks sold off as investors anticipated a rise in interest rates. Traditionally high-yielding sectors, such as utilities and telecommunication services, ended the 12-month period with gains that were less than the return of the S&P 500 Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Large Cap Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Golden Capital Management, LLC

Portfolio manager

Jeff C. Moser, CFA

Average annual total returns1 (%) as of July 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[3]
Class A (EGOAX)	12-17-2007	21.36	6.36	3.21	28.76	7.64	4.30	1.37	1.14
Class C (EGOCX)	12-17-2007	26.82	6.82	3.56	27.82	6.82	3.56	2.12	1.89
Administrator Class (WFLLX)	7-16-2010	–	–	–	29.12	7.83	4.48	1.21	0.90
Institutional Class (EGOIX)	12-17-2007	–	–	–	29.38	8.07	4.71	0.94	0.66
Investor Class (WFLNX)	7-16-2010	–	–	–	28.63	7.46	4.12	1.43	1.20
S&P 500 Index[4]	–	–	–	–	25.00	8.26	5.06	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Cap Core Fund	5

Growth of $10,000 investment[5] as of July 31, 2013

1.	Historical performance shown for Administrator Class and Investor Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect higher expenses applicable to Administrator Class and Investor Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Golden Large Cap Core Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through November 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares since inception with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Large Cap Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2013.

■	The Fund’s best-performing sectors relative to the benchmark were industrials and consumer staples. Notably strong performers in industrials included capital goods companies Chicago Bridge & Iron Company NV, Terex Corporation, and WABCO Holdings Incorporated, which we no longer hold. Much of the Fund’s relative advantage in the consumer staples sector came from the household products and personal products industries, with strong gains from Spectrum Brands Holdings Incorporated and Herbalife Limited.

■	The only equity sector in the Fund to post relative underperformance was consumer discretionary. Among the Fund’s retail holdings, Foot Locker Incorporated, GNC Holdings Incorporated, and Ross Stores Incorporated failed to keep pace with the overall market return.

Ten largest equity holdings[6] (%) as of July 31, 2013
Herbalife Limited	2.73
Hanesbrands Incorporated	2.38
Thermo Fisher Scientific Incorporated	2.36
MetLife Incorporated	2.36
Lincoln National Corporation	2.30
JPMorgan Chase & Company	2.29
CVS Caremark Corporation	2.27
Marvell Technology Group Limited	2.24
Home Depot Incorporated	2.20
United Therapeutics Corporation	2.14

U.S. economic data during the period indicated a slow-growing economy.

Positive data included U.S. payroll reports that showed continued modest growth in the number of jobs, which kept the unemployment rate hovering around 7.6%; low and slightly falling inflation measures; continued strength in housing and automotive markets; and consumer confidence measures that reached post-recession highs as consumers benefited from a modestly improved labor market, lower gas prices, and higher stock prices. Less-positive data items included weak core retail sales, a rising trade deficit, and continued weakness in manufacturing measures.

The most significant event of the recent quarter was U.S. Federal Reserve (Fed) Chairman Ben Bernanke commentary regarding the Fed’s potential tapering of its $85 billion per month bond-buying program. In his May testimony before Congress, Chairman Bernanke indicated the Fed could begin to curtail quantitative easing in “its next few meetings” if its members were confident that gains in the economy could be sustained. After the June Federal Open Market Committee meeting, Chairman Bernanke expanded on his comments by saying that the central bank would probably taper its $85 billion bond-buying program later in 2013 as long as the economy performed in line with Fed projections. These comments sent shock waves through fixed-income markets and led to short-term volatility in the stock market.

Sector distribution[7] as of July 31, 2013

The Fund’s positioning helped relative returns for the reporting period.

Our decision to position the Fund for continued slow economic growth and accommodative Fed monetary policy helped the Fund’s relative return for the 12-month period. This positioning included maintaining slightly higher beta (or market risk) than the benchmark, emphasizing companies with earnings growth and those that our research identified as likely to report positive earnings surprises, increasing our weighting in financials, maintaining overweight positions in industrials and health care, and maintaining an underweight in utilities. The combined effect of sector weighting decisions and individual stock selection led to relative outperformance in 9 of the 10 economic sectors.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Cap Core Fund	7

Consumer discretionary was the only equity sector where the Fund underperformed the benchmark. Among the Fund’s retail holdings, Foot Locker Incorporated, GNC Holdings Incorporated, and Ross Stores Incorporated lagged the market. Additionally, the Fund’s underweight in the better-performing automobiles and media industries detracted from relative performance.

We continue to focus on bottom-up stock selection in the current economic environment.

As the third quarter began, investors were grappling with a level of uncertainty with regard to monetary policy that had not been experienced in several years. In the U.S., the Fed was monitoring incoming economic data with a bias toward tapering its accommodative bond-buying program. The People’s Bank of China is taking steps to reign in the country’s shadow-banking system and seems willing to tolerate slightly slower economic growth. The Bank of Japan appears to be all-in on monetary stimulus, but the bank has a checkered history when it comes to following through on its policies. The European Central Bank remains in accommodative mode, though elections in Germany this fall will likely result in heated rhetoric about bailouts, monetary policy, and austerity. Considering these monetary policies in conjunction with a lack of fiscal policy clarity in most of the developed world, we believe the recent market volatility is likely to continue.

In the U.S., the second-quarter earnings reporting season will be of paramount importance in determining the near-term direction of the equity market. The past several quarters have shown little revenue growth. Companies have maintained earnings growth through a combination of cost containment and financial engineering. Input costs have been held in check by low wage growth due to slack in the labor market and falling commodity costs that are due, in part, to a rise in the exchange value of the dollar. Financial engineering through debt refinancing and share buybacks has led to lower interest costs and has reduced the number of shares outstanding. As the labor markets improve and the level of interest rates rise, companies will most likely find it difficult to maintain the recent historically high levels of profit margins. In such an environment, we believe that focusing on individual company fundamentals will be rewarded.

Please see footnotes on page 5

8	Wells Fargo Advantage Large Cap Core Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2013 to July 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2013	Ending account value 7-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,174.25	$6.15	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71	1.14%
Class C
Actual	$1,000.00	$1,169.90	$10.17	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	$9.44	1.89%
Administrator Class
Actual	$1,000.00	$1,176.02	$4.75	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41	0.88%
Institutional Class
Actual	$1,000.00	$1,177.15	$3.56	0.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31	0.66%
Investor Class
Actual	$1,000.00	$1,173.11	$6.47	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Large Cap Core Fund	9

Security name	Shares	Value

Common Stocks: 98.34%

Consumer Discretionary: 10.44%

Auto Components: 2.14%
Magna International Incorporated Class A	59,080	$4,517,257

Media: 1.94%
Comcast Corporation Class A	91,182	4,110,485

Specialty Retail: 3.98%
Foot Locker Incorporated	104,068	3,759,977
Home Depot Incorporated	58,783	4,645,620

		8,405,597

Textiles, Apparel & Luxury Goods: 2.38%
Hanesbrands Incorporated	79,345	5,035,234

Consumer Staples: 8.61%

Food & Staples Retailing: 4.05%
CVS Caremark Corporation	77,991	4,795,667
Wal-Mart Stores Incorporated	48,442	3,775,569

		8,571,236

Household Products: 1.83%
Spectrum Brands Holdings Incorporated	68,555	3,867,873

Personal Products: 2.73%
Herbalife Limited «	88,148	5,773,693

Energy: 8.63%

Oil, Gas & Consumable Fuels: 8.63%
Chevron Corporation	28,859	3,633,060
ConocoPhillips Company	58,675	3,805,661
Exxon Mobil Corporation	34,411	3,226,031
HollyFrontier Corporation	82,715	3,767,668
Phillips 66	62,090	3,818,535

		18,250,955

Financials: 17.09%

Commercial Banks: 4.01%
Fifth Third Bancorp	224,793	4,322,769
SunTrust Banks Incorporated	119,440	4,155,318

		8,478,087

Diversified Financial Services: 6.44%
Bank of America Corporation	299,545	4,373,357
Citigroup Incorporated	84,500	4,405,830
JPMorgan Chase & Company	86,791	4,836,862

		13,616,049

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Large Cap Core Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

Insurance: 6.64%
Allstate Corporation	82,270	$4,194,125
Lincoln National Corporation	116,555	4,856,847
MetLife Incorporated	102,936	4,984,161

		14,035,133

Health Care: 15.69%

Biotechnology: 3.99%
Amgen Incorporated	36,173	3,917,174
United Therapeutics Corporation †	60,540	4,530,814

		8,447,988

Health Care Equipment & Supplies: 1.69%
Abbott Laboratories	97,630	3,576,187

Health Care Providers & Services: 3.89%
McKesson Corporation	32,438	3,978,845
UnitedHealth Group Incorporated	58,203	4,240,089

		8,218,934

Life Sciences Tools & Services: 2.36%
Thermo Fisher Scientific Incorporated	54,740	4,987,361

Pharmaceuticals: 3.76%
AbbVie Incorporated	94,185	4,283,534
Johnson & Johnson	39,219	3,666,977

		7,950,511

Industrials: 11.54%

Air Freight & Logistics: 1.83%
FedEx Corporation	36,450	3,863,700

Airlines: 2.10%
Delta Air Lines Incorporated †	209,035	4,437,813

Construction & Engineering: 3.62%
AECOM Technology Corporation †	116,280	3,941,892
Fluor Corporation	59,490	3,721,694

		7,663,586

Industrial Conglomerates: 1.92%
General Electric Company	166,951	4,068,596

Road & Rail: 2.07%
Hertz Global Holdings Incorporated †	170,460	4,365,481

Information Technology: 18.48%

Communications Equipment: 3.88%
Cisco Systems Incorporated	176,572	4,511,415
QUALCOMM Incorporated	57,185	3,691,292

		8,202,707

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Large Cap Core Fund	11

Security name		Shares	Value

Computers & Peripherals: 3.58%
Apple Incorporated		8,019	$3,628,598
Seagate Technology plc		96,200	3,935,542

			7,564,140

IT Services: 1.77%
DST Systems Incorporated		53,485	3,745,555

Semiconductors & Semiconductor Equipment: 2.24%
Marvell Technology Group Limited		364,840	4,731,975

Software: 7.01%
Cadence Design Systems Incorporated †		285,880	4,168,130
Microsoft Corporation		98,773	3,143,945
Oracle Corporation		105,329	3,407,393
Symantec Corporation		153,935	4,106,986

			14,826,454

Materials: 4.06%

Chemicals: 2.02%
W.R. Grace & Company †		55,535	4,266,199

Containers & Packaging: 2.04%
Berry Plastics Group Incorporated †		187,590	4,325,825

Telecommunication Services: 3.80%

Diversified Telecommunication Services: 3.80%
AT&T Incorporated		113,290	3,995,738
Verizon Communications Incorporated		81,629	4,039,000

			8,034,738

Total Common Stocks (Cost $154,411,693)			207,939,349

	Yield
Short-Term Investments: 4.06%

Investment Companies: 4.06%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	3,442,883	3,442,883
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.12	5,126,441	5,126,441

Total Short-Term Investments (Cost $8,569,324)			8,569,324

Total investments in securities (Cost $162,981,017)*	102.40%	216,508,673
Other assets and liabilities, net	(2.40)	(5,065,027)

Total net assets	100.00%	$211,443,646

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Large Cap Core Fund	Portfolio of investments—July 31, 2013

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.
*	Cost for federal income tax purposes is $163,016,087 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$53,614,578
Gross unrealized depreciation	(121,992)

Net unrealized appreciation	$53,492,586

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2013	Wells Fargo Advantage Large Cap Core Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$207,939,349
In affiliated securities, at value (see cost below)	8,569,324

Total investments, at value (see cost below)	216,508,673
Receivable for Fund shares sold	93,805
Receivable for dividends	250,047
Receivable for securities lending income	9,449
Prepaid expenses and other assets	27,149

Total assets	216,889,123

Liabilities
Payable for Fund shares redeemed	48,939
Payable upon receipt of securities loaned	5,126,441
Advisory fee payable	81,880
Distribution fees payable	2,239
Due to other related parties	63,172
Accrued expenses and other liabilities	122,806

Total liabilities	5,445,477

Total net assets	$211,443,646

NET ASSETS CONSIST OF
Paid-in capital	$204,252,962
Undistributed net investment income	634,583
Accumulated net realized losses on investments	(46,971,555)
Net unrealized gains on investments	53,527,656

Total net assets	$211,443,646

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$15,267,120
Shares outstanding – Class A	1,258,367
Net asset value per share – Class A	$12.13
Maximum offering price per share – Class A2	$12.87
Net assets – Class C	$3,786,353
Shares outstanding – Class C	314,180
Net asset value per share – Class C	$12.05
Net assets – Administrator Class	$1,192,242
Shares outstanding – Administrator Class	98,045
Net asset value per share – Administrator Class	$12.16
Net assets – Institutional Class	$536,981
Shares outstanding – Institutional Class	44,148
Net asset value per share – Institutional Class	$12.16
Net assets – Investor Class	$190,660,950
Shares outstanding – Investor Class	15,712,452
Net asset value per share – Investor Class	$12.13

Investments in unaffiliated securities (including securities on loan), at cost	$154,411,693

Investments in affiliated securities, at cost	$8,569,324

Total investments, at cost	$162,981,017

Securities on loan, at value	$5,482,154

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Large Cap Core Fund	Statement of operations—year ended July 31, 2013

Investment income
Dividends*	$3,374,355
Securities lending income, net	87,755
Income from affiliated securities	3,017

Total investment income	3,465,127

Expenses
Advisory fee	1,190,404
Administration fees
Fund level	91,570
Class A	27,131
Class C	7,020
Administrator Class	796
Institutional Class	419
Investor Class	539,787
Shareholder servicing fees
Class A	26,087
Class C	6,750
Administrator Class	1,756
Investor Class	410,698
Distribution fees
Class C	20,250
Custody and accounting fees	15,752
Professional fees	34,169
Registration fees	66,872
Shareholder report expenses	77,187
Trustees’ fees and expenses	11,800
Other fees and expenses	16,697

Total expenses	2,545,145
Less: Fee waivers and/or expense reimbursements	(334,922)

Net expenses	2,210,223

Net investment income	1,254,904

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	24,469,816
Net change in unrealized gains (losses) on investments	21,507,466

Net realized and unrealized gains (losses) on investments	45,977,282

Net increase in net assets resulting from operations	$47,232,186

* Net of foreign dividend withholding taxes in the amount of	$2,372

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Large Cap Core Fund	15

	Year ended July 31, 2013		Year ended July 31, 2012

Operations
Net investment income		$1,254,904		$1,044,282
Net realized gains on investments		24,469,816		6,960,374
Net change in unrealized gains (losses) on investments		21,507,466		6,451,975

Net increase in net assets resulting from operations		47,232,186		14,456,631

Distributions to shareholders from
Net investment income
Class A		(77,247)		(42,583)
Class C		(6,053)		0
Administrator Class		(7,825)		(4,224)
Institutional Class		(6,104)		(5,032)
Investor Class		(1,162,943)		(842,065)

Total distributions to shareholders		(1,260,172)		(893,904)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	697,150	7,513,792	283,551	2,548,078
Class C	154,383	1,658,379	59,288	541,152
Administrator Class	52,398	554,364	25,448	236,119
Institutional Class	9,423	102,947	5,880	55,211
Investor Class	743,611	7,836,866	509,714	4,487,370

		17,666,348		7,867,930

Reinvestment of distributions
Class A	7,711	74,568	5,037	40,746
Class C	522	5,039	0	0
Administrator Class	531	5,134	311	2,512
Institutional Class	615	5,941	607	4,903
Investor Class	116,833	1,129,779	100,884	816,154

		1,220,461		864,315

Payment for shares redeemed
Class A	(317,587)	(3,341,160)	(274,417)	(2,387,563)
Class C	(56,580)	(615,032)	(44,312)	(395,218)
Administrator Class	(9,693)	(104,966)	(25,366)	(231,367)
Institutional Class	(16,316)	(183,055)	(10,498)	(95,611)
Investor Class	(1,928,682)	(19,912,637)	(2,004,538)	(17,609,859)

		(24,156,850)		(20,719,618)

Net decrease in net assets resulting from capital share transactions		(5,270,041)		(11,987,373)

Total increase in net assets		40,701,973		1,575,354

Net assets
Beginning of period		170,741,673		169,166,319

End of period		$211,443,646		$170,741,673

Undistributed net investment income		$634,583		$628,674

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$9.50	$8.75	$7.37	$6.96	$8.77
Net investment income	0.07	0.06	0.05	0.06	0.08
Net realized and unrealized gains (losses) on investments	2.64	0.74	1.36	0.46	(1.82)

Total from investment operations	2.71	0.80	1.41	0.52	(1.74)
Distributions to shareholders from
Net investment income	(0.08)	(0.05)	(0.03)	(0.11)	(0.07)
Net asset value, end of period	$12.13	$9.50	$8.75	$7.37	$6.96
Total return[2]	28.76%	9.27%	19.16%	7.43%	(19.78)%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.37%	1.30%	2.55%	4.10%
Net expenses	1.14%	1.14%	1.14%	1.15%	1.15%
Net investment income	0.75%	0.71%	0.61%	0.91%	1.22%
Supplemental data
Portfolio turnover rate	67%	41%	43%	18%	45%
Net assets, end of period (000s omitted)	$15,267	$8,277	$7,495	$8,501	$533

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Golden Large Cap Core Fund.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Core Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$9.45	$8.71	$7.37	$6.94	$8.75
Net investment income (loss)	(0.00)[2]	(0.00)[2]	(0.01)	0.01	0.03
Net realized and unrealized gains (losses) on investments	2.62	0.74	1.35	0.44	(1.81)

Total from investment operations	2.62	0.74	1.34	0.45	(1.78)
Distributions to shareholders from
Net investment income	(0.02)	0.00	0.00	(0.02)	(0.03)
Net asset value, end of period	$12.05	$9.45	$8.71	$7.37	$6.94
Total return[3]	27.82%	8.50%	18.18%	6.54%	(20.33)%
Ratios to average net assets (annualized)
Gross expenses	2.08%	2.12%	2.05%	3.75%	4.85%
Net expenses	1.89%	1.89%	1.89%	1.90%	1.90%
Net investment income (loss)	(0.01)%	(0.04)%	(0.13)%	0.09%	0.48%
Supplemental data
Portfolio turnover rate	67%	41%	43%	18%	45%
Net assets, end of period (000s omitted)	$3,786	$2,041	$1,750	$1,947	$1,043

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Golden Large Cap Core Fund.

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$9.52	$8.77	$7.38	$7.22
Net investment income	0.10	0.09	0.07 [2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	2.64	0.74	1.36	0.16

Total from investment operations	2.74	0.83	1.43	0.16
Distributions to shareholders from
Net investment income	(0.10)	(0.08)	(0.04)	0.00
Net asset value, end of period	$12.16	$9.52	$8.77	$7.38
Total return[4]	29.12%	9.61%	19.44%	2.22%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.16%	1.08%	1.12%
Net expenses	0.89%	0.87%	0.86%	0.89%
Net investment income	1.00%	0.97%	0.76%	1.12%
Supplemental data
Portfolio turnover rate	67%	41%	43%	18%
Net assets, end of period (000s omitted)	$1,192	$522	$477	$42

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding.

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Core Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$9.52	$8.77	$7.38	$6.97	$8.79
Net investment income	0.13 [2]	0.12	0.10 [2]	0.08	0.09
Net realized and unrealized gains (losses) on investments	2.63	0.73	1.35	0.46	(1.82)

Total from investment operations	2.76	0.85	1.45	0.54	(1.73)
Distributions to shareholders from
Net investment income	(0.12)	(0.10)	(0.06)	(0.13)	(0.09)
Net asset value, end of period	$12.16	$9.52	$8.77	$7.38	$6.97
Total return[3]	29.38%	9.88%	19.65%	7.79%	(19.61)%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.94%	0.86%	2.80%	3.85%
Net expenses	0.66%	0.66%	0.66%	0.89%	0.90%
Net investment income	1.24%	1.19%	1.32%	1.09%	1.47%
Supplemental data
Portfolio turnover rate	67%	41%	43%	18%	45%
Net assets, end of period (000s omitted)	$537	$480	$478	$3,132	$2,809

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Golden Large Cap Core Fund.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$9.50	$8.75	$7.38	$7.22
Net investment income	0.07	0.06	0.05	0.00 [2]
Net realized and unrealized gains (losses) on investments	2.63	0.74	1.35	0.16

Total from investment operations	2.70	0.80	1.40	0.16
Distributions to shareholders from
Net investment income	(0.07)	(0.05)	(0.03)	0.00
Net asset value, end of period	$12.13	$9.50	$8.75	$7.38
Total return[3]	28.63%	9.21%	18.97%	2.22%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.43%	1.37%	1.37%
Net expenses	1.20%	1.21%	1.21%	1.21%
Net investment income	0.69%	0.64%	0.53%	1.03%
Supplemental data
Portfolio turnover rate	67%	41%	43%	18%
Net assets, end of period (000s omitted)	$190,661	$159,422	$158,966	$150,157

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Large Cap Core Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Large Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

22	Wells Fargo Advantage Large Cap Core Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$11,177	$(11,177)

As of July 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $46,936,485 with $706,825 expiring in 2017 and $46,229,660 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

Notes to financial statements	Wells Fargo Advantage Large Cap Core Fund	23

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities

Common stocks	$207,939,349	$0	$0	$207,939,349
Short-term investments

Investment companies	3,442,883	5,126,441	0	8,569,324
	$211,382,232	$5,126,441	$0	$216,508,673

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2013, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Golden Capital Management, LLC, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

24	Wells Fargo Advantage Large Cap Core Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class C shares, 0.90% for Administrator Class shares, 0.66% for Institutional Class shares, and 1.20% for Investor Class shares. Prior to December 1, 2012, the Fund’s expenses were capped at 1.21% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended July 31, 2013, Wells Fargo Funds Distributor, LLC received $4,836 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2013 were $120,590,029 and $126,049,652, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2013, the Fund paid $303 in commitment fees.

For the year ended July 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,260,172 and $893,904 of ordinary income for the years ended July 31, 2013 and July 31, 2012, respectively.

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$634,608	$53,492,586	$(46,936,485)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Large Cap Core Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Large Cap Core Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Cap Core Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2013

26	Wells Fargo Advantage Large Cap Core Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $1,260,172 of income dividends paid during the fiscal year ended July 31, 2013 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Large Cap Core Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Large Cap Core Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Large Cap Core Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Large Cap Core Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Golden Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the

30	Wells Fargo Advantage Large Cap Core Fund	Other information (unaudited)

methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the median performance of the Universe for the one- and three-year periods under review, and lower than the median performance of the Universe for the five-year period under review. The Board also noted that the performance of the Fund was higher than its benchmark, the S&P 500 Index, for the one-year period under review, and lower than its benchmark for the three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the five-year period and the benchmark for the three- and five-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during those periods. Funds Management advised the Board that the Fund’s performance was affected by market conditions in 2009 and 2010, but that the Fund has experienced positive performance in the more recent periods under review. The Board was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the median rates for the Fund’s expense Groups for all classes except Class A and the Investor Class. However, the Board viewed favorably the fact that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class, including Class A and the Investor Class.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Large Cap Core Fund	31

Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

32	Wells Fargo Advantage Large Cap Core Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

218819 09-13 A208/AR208 7-13

Wells Fargo Advantage Large Cap Growth Fund

Annual Report

July 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of July 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Large Cap Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Large Cap Growth Fund for the 12-month period that ended July 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, however, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program led to considerable global stock market volatility. However, increased confidence that the U.S. economy was staging a fragile recovery, combined with resilience in European economies, resulted in double-digit returns for major U.S. stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. The FOMC continued its policy of monetary easing into 2013. However, comments by Fed Chairman Ben Bernanke in June 2013 that the FOMC might reduce (or taper) its bond-buying program caused stocks to sell off around the globe. Additional comments by Chairman Bernanke and other members of the FOMC helped lend clarity to the central bank’s plans, and by early July 2013, global stock markets had regained their footing.

European markets continued to benefit from the ECB’s September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. Moreover, in May 2013, the ECB cut its key rate to a historic low of 0.50%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Global stock markets received further liquidity-driven support in April 2013, when the Bank of Japan’s new governor, Haruhiko Kuroda, announced one of the world’s most aggressive monetary easing programs with the goal of propelling Japan’s deflation-prone economy to a 2% annualized rate of inflation.

U.S. and developed foreign market stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a solid 2.8% annualized rate in the third quarter of 2012 but fell back to a 0.1% annualized rate in the fourth quarter. Many analysts attributed the fourth-quarter weakness to the temporary aftereffects of Hurricane Sandy, which devastated the Eastern Seaboard in October 2012, a view that was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013 and a 2.5% annualized rate in the second quarter. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.1% in August 2012 to 7.4% in July 2013. The federal budget sequestration that took effect on March 1, 2013, had the potential to reduce economic growth, but investors paid more attention to economic fundamentals such as a recovery in the housing market.

Letter to shareholders (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	3

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models. In the S&P 500 Index1, for example, health care and consumer discretionary stocks strongly outperformed for the full 12-month period, but information technology stocks lagged. Dividend-paying stocks initially outperformed as investors continued to seek yield in a historically low-yielding environment. After Chairman Bernanke’s taper comments in June 2013, however, dividend-paying stocks sold off as investors anticipated a rise in interest rates. Traditionally high-yielding sectors, such as utilities and telecommunication services, ended the 12-month period with gains that were less than the return of the S&P 500 Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Large Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Average annual total returns1 (%) as of July 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STAFX)	7-30-2010	13.89	7.12	6.91	20.84	8.39	7.55	1.26	1.08
Class C (STOFX)	7-30-2010	18.95	7.61	6.80	19.95	7.61	6.80	2.01	1.83
Class R (STMFX)	6-15-2012	–	–	–	20.53	8.18	7.38	1.51	1.33
Class R4 (SLGRX)	11-30-2012	–	–	–	21.26	8.62	7.66	0.93	0.76
Class R6 (STFFX)	11-30-2012	–	–	–	21.37	8.64	7.67	0.78	0.61
Administrator Class (STDFX)	7-30-2010	–	–	–	21.00	8.48	7.59	1.10	0.96
Institutional Class (STNFX)	7-30-2010	–	–	–	21.34	8.64	7.67	0.83	0.66
Investor Class (STRFX)	12-31-1981	–	–	–	20.79	8.34	7.52	1.32	1.14
Russell 1000® Growth Index[4]	–	–	–	–	21.64	9.01	7.69	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	5

Growth of $10,000 investment[5] as of July 31, 2013

1.	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance for Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class R shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A and Administrator shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.07% for Class A, 1.82% for Class C, 1.32% for Class R, 0.75% for Class R4, 0.60% for Class R6, 0.95% for Administrator Class, 0.65% for Institutional Class, and 1.13% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Large Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period that ended July 31, 2013. The underperformance was largely attributed to stock selection within the health care and industrials sectors.

■	One of the main detractors to the Fund’s relative performance over the one-year period was health care equipment and supplies holding Intuitive Surgical Incorporated. The stock was pressured by negative headlines as the U.S. Food and Drug Administration (FDA) reported an increase in injuries involving robotic surgery.

■	One of the chief contributors during the period was Starbucks Corporation. During the period, the stock exhibited strong same-store sales growth, leading to increases in revenue and earnings per share. The company’s dynamic business strategy, with its ability to extend its brand beyond coffee, has prompted increasing demand for its product offerings.

■	Our bottom-up investment process focuses on companies whose growth is robust, sustainable, and underappreciated by the market. Consequently, we were able to gain valuable insight on themes and trends within various industries within the growth space and positioned our portfolio in stocks that we believed possess the best risk/reward trade-offs.

In the midst of a strong advance for the U.S. equity market, our investment style was often challenged by investor demand for dividend yields rather than robust earnings growth.

Despite some uncertainty in the economic landscape, equity markets rallied as improvements in the U.S. housing market, consumer and business spending, and the labor market materialized during the period. Many of these enhancements provided a backdrop for strong corporate earnings and modest growth in the overall economy. The U.S. Federal Reserve (Fed) policy of maintaining artificially low interest rates prompted investors to seek out higher-dividend-yielding equities in exchange for companies with higher longer-term growth rates. For much of the period, investor preference for higher dividend yields presented a headwind for our portfolio, as our style tends to focus on companies that exhibit higher growth metrics. Nevertheless, the Fund achieved significant outperformance following the Fed’s announcement that stimulus may be reduced by the end of the year, which contributed to a shift in market leadership to higher-growth companies, which are emphasized in our investment process.

Ten largest equity holdings[6] (%) as of July 31, 2013
Google Incorporated Class A	4.36
Whole Foods Market Incorporated	3.23
eBay Incorporated	2.88
Dollar Tree Incorporated	2.73
Apple Incorporated	2.58
Gilead Sciences Incorporated	2.50
Union Pacific Corporation	2.48
MasterCard Incorporated Class A	2.36
Alexion Pharmaceuticals Incorporated	2.28
Praxair Incorporated	2.10

Gains from holdings within the consumer staples and financials sectors lifted the Fund’s relative performance. However, stock selection within the health care and industrials sectors held back relative performance for the Fund.

The Fund’s relative performance was aided by stock selection within the consumer staples and financials sectors. Natural and organic food retailer Whole Foods Market Incorporated outperformed as a result of strong same-store sales growth and higher return on invested capital. These advancements were assisted by increases in capital expenditures and continued efficiencies and disciplines regarding new store openings. In addition, our holdings within the financials sector benefited from favorable capital market activity and improvements in the housing and labor markets. Capital markets firm TD Ameritrade Holding Corporation was a leading contributor. During the period, the company achieved solid organic asset growth, mainly due to increases in trading volumes and growth in new assets. These secular advancements validated a key part of our investment thesis for this stock.

Our relative performance was largely hindered by stocks within the health care and industrials sectors. Health care equipment and supplies company Intuitive Surgical Incorporated experienced share price weakness after the FDA reported an increase in injuries involving robotic procedures. Additionally, a deceleration in spending by hospitals for new technologies brought into question the sustainability of its business model, and we consequently reduced our

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	7

position. The underperformance in the industrials sector was in part driven by weakness from Norfolk Southern Corporation. Despite expansion in its intermodal business, the stock underperformed as demand for coal and sluggish natural gas prices were headwinds during the period. Nevertheless, we believe that growth in oil shipments by rail should greatly benefit the company as demand for refined oil increases in the eastern part of the United States.

Sector distribution[7] as of July 31, 2013

Despite investor bias at times for higher-dividend yielding equities, our shareholders were rewarded at various points during this period for our disciplined investment approach.

We remain focused on bottom-up analysis and have not wavered from our discipline of identifying companies where the market has underappreciated the growth potential. Recently, investors have begun to recognize the higher growth prospects of our holdings, as there was a shift in focus back toward traditional growth metrics. Despite the broad equity market trading near all-time highs, valuations for growth stocks still look attractive, as these stocks are generally trading at an approximate 20% discount to their long-term historical averages. Consequently, we believe that our portfolio is well positioned to take advantage of secular growth drivers as we enter the second half of 2013.

Please see footnotes on page 5.

8	Wells Fargo Advantage Large Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2013 to July 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2013	Ending account value 7-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,125.81	$5.64	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36	1.07%
Class C
Actual	$1,000.00	$1,121.68	$9.57	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.77	$9.10	1.82%
Class R
Actual	$1,000.00	$1,124.40	$6.95	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.61	1.32%
Class R4
Actual	$1,000.00	$1,127.74	$3.96	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class R6
Actual	$1,000.00	$1,128.59	$3.17	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Administrator Class
Actual	$1,000.00	$1,126.63	$5.01	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$1,128.59	$3.43	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Investor Class
Actual	$1,000.00	$1,125.64	$5.96	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66	1.13%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments— July 31, 2013	Wells Fargo Advantage Large Cap Growth Fund	9

Security name	Shares	Value

Common Stocks: 99.37%

Consumer Discretionary: 28.11%

Automobiles: 0.39%
Tesla Motors Incorporated «†	37,000	$4,968,360

Hotels, Restaurants & Leisure: 6.66%
Chipotle Mexican Grill Incorporated †	44,780	18,461,451
Marriott International Incorporated Class A	380,000	15,796,600
McDonald’s Corporation	88,000	8,631,040
Starbucks Corporation	352,840	25,136,322
Wynn Resorts Limited	130,480	17,370,802

		85,396,215

Internet & Catalog Retail: 3.92%
Amazon.com Incorporated †	82,520	24,856,674
priceline.com Incorporated †	29,040	25,429,457

		50,286,131

Media: 2.44%
CBS Corporation Class B	372,000	19,656,480
Twenty-First Century Fox Incorporated	390,250	11,660,670

		31,317,150

Multiline Retail: 4.75%
Dollar General Corporation †	120,990	6,614,523
Dollar Tree Incorporated †	653,950	35,084,418
Nordstrom Incorporated	314,500	19,259,980

		60,958,921

Specialty Retail: 5.15%
Bed Bath & Beyond Incorporated †	108,250	8,277,878
CarMax Incorporated †	285,450	13,998,468
Dick’s Sporting Goods Incorporated	202,120	10,390,989
O’Reilly Automotive Incorporated †	154,100	19,302,566
Ross Stores Incorporated	210,000	14,168,700

		66,138,601

Textiles, Apparel & Luxury Goods: 4.80%
lululemon athletica incorporated «†	204,260	14,210,368
Michael Kors Holdings Limited †	221,570	14,920,524
Nike Incorporated Class B	256,510	16,139,609
VF Corporation	82,640	16,280,080

		61,550,581

Consumer Staples: 7.08%

Food & Staples Retailing: 6.54%
Costco Wholesale Corporation	214,680	25,179,817
Walgreen Company	341,780	17,174,445
Whole Foods Market Incorporated	746,820	41,508,256

		83,862,518

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Large Cap Growth Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

Personal Products: 0.54%
Estee Lauder Companies Incorporated Class A	105,540	$6,928,701

Energy: 4.31%

Energy Equipment & Services: 1.34%
National Oilwell Varco Incorporated	10,000	701,700
Schlumberger Limited	202,190	16,444,113

		17,145,813

Oil, Gas & Consumable Fuels: 2.97%
Concho Resources Incorporated †	70,000	6,278,300
Continental Resources Incorporated †	61,440	5,670,912
Pioneer Natural Resources Company	169,340	26,207,058

		38,156,270

Financials: 3.86%

Capital Markets: 1.50%
Northern Trust Corporation	127,010	7,435,165
TD Ameritrade Holding Corporation	439,930	11,891,308

		19,326,473

Consumer Finance: 2.36%
American Express Company	222,670	16,426,366
Discover Financial Services	279,000	13,813,290

		30,239,656

Health Care: 14.49%

Biotechnology: 9.04%
Alexion Pharmaceuticals Incorporated †	251,270	29,205,112
Biogen Idec Incorporated †	65,420	14,270,065
Celgene Corporation †	159,370	23,405,078
Gilead Sciences Incorporated †	521,880	32,069,526
Regeneron Pharmaceuticals Incorporated †	43,000	11,612,580
Vertex Pharmaceuticals Incorporated †	68,000	5,426,400

		115,988,761

Health Care Equipment & Supplies: 0.64%
Covidien plc	132,750	8,181,383

Health Care Providers & Services: 1.99%
AmerisourceBergen Corporation	202,080	11,775,202
Catamaran Corporation †	260,000	13,728,000

		25,503,202

Health Care Technology: 1.42%
Cerner Corporation †	373,140	18,283,860

Pharmaceuticals: 1.40%
Allergan Incorporated	38,210	3,481,695
Perrigo Company	15,000	1,865,850

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Large Cap Growth Fund	11

Security name	Shares	Value

Pharmaceuticals (continued)
Shire plc ADR	63,420	$6,934,977
Zoetis Incorporated	191,000	5,693,710

		17,976,232

Industrials: 10.56%

Aerospace & Defense: 3.44%
Precision Castparts Corporation	64,630	14,329,764
The Boeing Company	121,930	12,814,843
United Technologies Corporation	160,690	16,964,043

		44,108,650

Air Freight & Logistics: 0.83%
United Parcel Service Incorporated Class B	122,960	10,672,928

Building Products: 0.48%
Masco Corporation	300,000	6,156,000

Industrial Conglomerates: 1.03%
Danaher Corporation	197,290	13,285,509

Road & Rail: 3.00%
Norfolk Southern Corporation	90,500	6,620,980
Union Pacific Corporation	200,860	31,854,387

		38,475,367

Trading Companies & Distributors: 1.78%
W.W. Grainger Incorporated	86,930	22,787,830

Information Technology: 26.24%

Communications Equipment: 3.37%
Cisco Systems Incorporated	698,000	17,833,900
QUALCOMM Incorporated	392,920	25,362,986

		43,196,886

Computers & Peripherals: 2.97%
Apple Incorporated	73,150	33,100,375
EMC Corporation	194,000	5,073,100

		38,173,475

Internet Software & Services: 8.52%
eBay Incorporated †	715,000	36,958,350
Facebook Incorporated Class A †	249,190	9,177,668
Google Incorporated Class A †	63,000	55,918,800
LinkedIn Corporation Class A †	36,000	7,336,440

		109,391,258

IT Services: 6.57%
Accenture plc	133,700	9,868,397
Alliance Data Systems Corporation «†	39,000	7,713,420
Cognizant Technology Solutions Corporation Class A †	268,650	19,447,574

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Large Cap Growth Fund	Portfolio of investments—July 31, 2013

Security name		Shares	Value

IT Services (continued)
MasterCard Incorporated Class A		49,490	$30,219,089
Visa Incorporated Class A		96,240	17,035,442

			84,283,922

Semiconductors & Semiconductor Equipment: 1.67%
Maxim Integrated Products Incorporated		161,170	4,609,462
Microchip Technology Incorporated		422,230	16,779,420

			21,388,882

Software: 3.14%
Citrix Systems Incorporated †		135,520	9,760,150
NetSuite Incorporated †		60,000	5,633,400
Red Hat Incorporated †		153,550	7,949,284
Salesforce.com Incorporated †		386,770	16,921,188

			40,264,022

Materials: 4.72%

Chemicals: 4.72%
Ecolab Incorporated		161,630	14,892,588
Monsanto Company		190,000	18,768,200
Praxair Incorporated		224,050	26,924,087

			60,584,875

Total Common Stocks (Cost $981,291,490)			1,274,978,432

	Yield

Short-Term Investments: 2.45%

Investment Companies: 2.45%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	12,678,231	12,678,231
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.12	18,756,350	18,756,350

Total Short-Term Investments (Cost $31,434,581)			31,434,581

Total investments in securities (Cost $1,012,726,071) *	101.82%	1,306,413,013
Other assets and liabilities, net	(1.82)	(23,300,691)

Total net assets	100.00%	$1,283,112,322

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $1,013,783,481 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$295,123,490
Gross unrealized depreciation	(2,493,958)

Net unrealized appreciation	$292,629,532

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2013	Wells Fargo Advantage Large Cap Growth Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$1,274,978,432
In affiliated securities, at value (see cost below)	31,434,581

Total investments, at value (see cost below)	1,306,413,013
Receivable for investments sold	1,185,146
Receivable for Fund shares sold	735,054
Receivable for dividends	263,696
Receivable for securities lending income	5,887
Prepaid expenses and other assets	106,654

Total assets	1,308,709,450

Liabilities
Payable for investments purchased	3,944,539
Payable for Fund shares redeemed	1,874,069
Payable upon receipt of securities loaned	18,756,350
Advisory fee payable	508,773
Distribution fees payable	12,811
Due to other related parties	247,366
Accrued expenses and other liabilities	253,220

Total liabilities	25,597,128

Total net assets	$1,283,112,322

NET ASSETS CONSIST OF
Paid-in capital	$950,123,398
Undistributed net investment income	1,136,537
Accumulated net realized gains on investments	38,165,445
Net unrealized gains on investments	293,686,942

Total net assets	$1,283,112,322

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$131,615,779
Shares outstanding – Class A	3,312,505
Net asset value per share – Class A	$39.73
Maximum offering price per share – Class A2	$42.15
Net assets – Class C	$17,747,666
Shares outstanding – Class C	456,223
Net asset value per share – Class C	$38.90
Net assets – Class R	$8,148,753
Shares outstanding – Class R	205,808
Net asset value per share – Class R	$39.59
Net assets – Class R4	$11,736
Share outstanding – Class R4	293
Net asset value per share – Class R4	$40.05
Net assets – Class R6	$2,277,709
Share outstanding – Class R6	56,789
Net asset value per share – Class R6	$40.11
Net assets – Administrator Class	$208,053,096
Shares outstanding – Administrator Class	5,219,059
Net asset value per share – Administrator Class	$39.86
Net assets – Institutional Class	$508,852,977
Shares outstanding – Institutional Class	12,687,913
Net asset value per share – Institutional Class	$40.11
Net assets – Investor Class	$406,404,606
Shares outstanding – Investor Class	10,239,469
Net asset value per share – Investor Class	$39.69
Investments in unaffiliated securities (including securities on loan), at cost	$981,291,490

Investments in affiliated securities, at cost	$31,434,581

Total investments, at cost	$1,012,726,071

Securities on loan, at value	$18,600,210

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Large Cap Growth Fund	Statement of operations—year ended July 31, 2013

Investment income
Dividends	$14,729,783
Securities lending income, net	123,884
Income from affiliated securities	37,933

Total investment income	14,891,600

Expenses
Advisory fee	7,836,761
Administration fees
Fund level	621,813
Class A	277,091
Class C	38,854
Class R	18,112
Class R4	5	[1]
Class R6	249	[1]
Administrator Class	167,777
Institutional Class	458,987
Investor Class	1,192,942
Shareholder servicing fees
Class A	266,433
Class C	37,360
Class R	17,213
Class R4	7	[1]
Administrator Class	418,191
Investor Class	931,695
Distribution fees
Class C	112,079
Class R	17,416
Custody and accounting fees	81,530
Professional fees	33,168
Registration fees	172,909
Shareholder report expenses	101,837
Trustees’ fees and expenses	13,863
Other fees and expenses	12,574

Total expenses	12,828,866
Less: Fee waivers and/or expense reimbursements	(1,561,523)

Net expenses	11,267,343

Net investment income	3,624,257

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	101,802,906
Net change in unrealized gains (losses) on investments	131,147,844

Net realized and unrealized gains (losses) on investments	232,950,750

Net increase in net assets resulting from operations	$236,575,007

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Large Cap Growth Fund	15

	Year ended July 31, 2013		Year ended July 31, 2012

Operations
Net investment income (loss)		$3,624,257		$(1,152,598)
Net realized gains on investments		101,802,906		14,370,289
Net change in unrealized gains (losses) on investments		131,147,844		(7,417,988)

Net increase in net assets resulting from operations		236,575,007		5,799,703

Distributions to shareholders from
Net investment income
Class A		(121,892)		0
Class R		(2,374)		0
Class R4		(32)[1]		N/A
Class R6		(169)[1]		N/A
Administrator Class		(406,148)		0
Institutional Class		(1,878,484)		0

Total distributions to shareholders		(2,409,099)		0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,674,624	58,604,595	1,420,676	46,495,652
Class C	217,087	7,527,427	185,565	6,124,502
Class R	106,112	3,695,703	15,968 [2]	524,876 [2]
Class R4	292 [1]	10,000 [1]	N/A	N/A
Class R6	60,170 [1]	2,168,017 [1]	N/A	N/A
Administrator Class	4,448,450	153,858,585	2,405,184	80,952,701
Institutional Class	3,915,231	138,162,580	3,603,346	124,519,350
Investor Class	1,103,953	38,838,329	1,775,921	58,272,977

		402,865,236		316,890,058

Reinvestment of distributions
Class A	2,942	98,914	0	0
Class R	33	1,092	0	0
Class R4	1 [1]	32 [1]	N/A	N/A
Class R6	5 [1]	169 [1]	N/A	N/A
Administrator Class	10,982	370,195	0	0
Institutional Class	45,346	1,534,948	0	0

		2,005,350		0

Payment for shares redeemed
Class A	(647,781)	(23,109,975)	(118,356)	(3,849,936)
Class C	(125,588)	(4,392,790)	(18,339)	(590,650)
Class R	(54,480)	(1,975,873)	(7,963)[2]	(261,323)[2]
Class R6	(3,386)[1]	(127,149)[1]	N/A	N/A
Administrator Class	(1,514,385)	(54,136,656)	(245,875)	(8,254,193)
Institutional Class	(9,415,760)	(337,271,362)	(1,088,143)	(36,011,333)
Investor Class	(1,758,314)	(61,752,915)	(1,521,894)	(48,931,218)

		(482,766,720)		(97,898,653)

Net asset value of shares issued in acquisition
Class A	0	0	905,505	29,850,257
Class C	0	0	188,817	6,137,864
Class R	0	0	146,138 [2]	4,809,816 [2]
Administrator Class	0	0	71,146	2,352,495
Institutional Class	0	0	15,601,231	517,906,845

		0		561,057,277

Net increase (decrease) in net assets resulting from capital share transactions		(77,896,134)		780,048,682

Total increase in net assets		156,269,774		785,848,385

Net assets
Beginning of period		1,126,842,548		340,994,163

End of period		$1,283,112,322		$1,126,842,548

Undistributed (accumulated) net investment income (loss)		$1,136,537		$(37,246)

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	For the period from June 15, 2012 (commencement of class operations) to July 31, 2012

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2013	2012	2011	2010[1]
Net asset value, beginning of period	$32.92	$31.62	$24.54	$24.54
Net investment income (loss)	0.04	(0.12)[2]	(0.10)[2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	6.81	1.42	7.18	0.00 [3]

Total from investment operations	6.85	1.30	7.08	0.00 [3]
Distributions to shareholders from
Net investment income	(0.04)	0.00	0.00	0.00
Net asset value, end of period	$39.73	$32.92	$31.62	$24.54
Total return[4]	20.84%	4.08%	28.89%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.24%	1.25%	0.00%
Net expenses	1.07%	1.10%	1.12%	0.00%
Net investment income (loss)	0.09%	(0.37)%	(0.33)%	0.00%
Supplemental data
Portfolio turnover rate	57%	46%	47%	60%
Net assets, end of period (000s omitted)	$131,616	$75,149	$2,368	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2013	2012	2011	2010[1]
Net asset value, beginning of period	$32.43	$31.38	$24.54	$24.54
Net investment income (loss)	(0.20)	(0.37)[2]	(0.32)[2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	6.67	1.42	7.16	0.00 [3]

Total from investment operations	6.47	1.05	6.84	0.00 [3]
Net asset value, end of period	$38.90	$32.43	$31.38	$24.54
Total return[4]	19.95%	3.31%	27.91%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.98%	1.99%	2.00%	0.00%
Net expenses	1.82%	1.84%	1.87%	0.00%
Net investment income (loss)	(0.65)%	(1.16)%	(1.04)%	0.00%
Supplemental data
Portfolio turnover rate	57%	46%	47%	60%
Net assets, end of period (000s omitted)	$17,748	$11,829	$272	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2013	2012[1]
Net asset value, beginning of period	$32.86	$32.91
Net investment loss	(0.06)[2]	(0.05)[2]
Net realized and unrealized gains (losses) on investments	6.80	0.00 [3]

Total from investment operations	6.74	(0.05)
Distributions to shareholders from
Net investment income	(0.01)	0.00
Net asset value, end of period	$39.59	$32.86
Total return[4]	20.53%	(0.15)%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.47%
Net expenses	1.32%	1.32%
Net investment loss	(0.16)%	(0.95)%
Supplemental data
Portfolio turnover rate	57%	46%
Net assets, end of period (000s omitted)	$8,149	$5,065

1.	For the period from June 15, 2012 (commencement of class operations) to July 31, 2012

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Growth Fund	19

(For a share outstanding throughout the period)

Year ended July 31, 2013[1]
CLASS R4
Net asset value, beginning of period	$34.26
Net investment income	0.09
Net realized and unrealized gains on investments	5.81

Total from investment operations	5.90
Distributions to shareholders from
Net investment income	(0.11)
Net asset value, end of period	$40.05
Total return[2]	17.37%
Ratios to average net assets (annualized)
Gross expenses	0.87%
Net expenses	0.75%
Net investment income	0.39%
Supplemental data
Portfolio turnover rate	57%
Net assets, end of period (000s omitted)	$12

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout the period)

Year ended July 31, 2013[1]
CLASS R6
Net asset value, beginning of period	$34.26
Net investment income	0.15
Net realized and unrealized gains on investments	5.82

Total from investment operations	5.97
Distributions to shareholders from
Net investment income	(0.12)
Net asset value, end of period	$40.11
Total return[2]	17.48%
Ratios to average net assets (annualized)
Gross expenses	0.75%
Net expenses	0.60%
Net investment income	0.26%
Supplemental data
Portfolio turnover rate	57%
Net assets, end of period (000s omitted)	$2,278

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$33.02	$31.67	$24.54	$24.54
Net investment income (loss)	0.09 [2]	(0.06)[2]	(0.06)[2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	6.83	1.41	7.19	0.00 [3]

Total from investment operations	6.92	1.35	7.13	0.00 [3]
Distributions to shareholders from
Net investment income	(0.08)	0.00	0.00	0.00
Net asset value, end of period	$39.86	$33.02	$31.67	$24.54
Total return[4]	21.00%	4.26%	29.05%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.08%	1.07%	0.00%
Net expenses	0.95%	0.95%	0.94%	0.00%
Net investment income (loss)	0.24%	(0.17)%	(0.19)%	0.00%
Supplemental data
Portfolio turnover rate	57%	46%	47%	60%
Net assets, end of period (000s omitted)	$208,053	$75,099	$1,379	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$33.16	$31.73	$24.54	$24.54
Net Investment income (loss)	0.20	(0.08)[2]	(0.00)[3]	0.00 [3]
Net realized and unrealized gains (losses) on investments	6.86	1.51	7.19	0.00 [3]

Total from investment operations	7.06	1.43	7.19	0.00 [3]
Distributions to shareholders from
Net investment income	(0.11)	0.00	0.00	0.00
Net asset value, end of period	$40.11	$33.16	$31.73	$24.54
Total return[4]	21.34%	4.47%	29.34%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.80%	0.81%	0.00%
Net expenses	0.69%	0.75%	0.75%	0.00%
Net investment income (loss)	0.53%	(0.25)%	(0.01)%	0.00%
Supplemental data
Portfolio turnover rate	57%	46%	47%	60%
Net assets, end of period (000s omitted)	$508,853	$601,684	$846	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Growth Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$32.86	$31.59	$24.54	$21.77	$26.62
Net investment income (loss)	0.02	(0.07)	(0.06)	(0.02)[1]	0.02 [1]
Net realized and unrealized gains (losses) on investments	6.81	1.34	7.11	2.81	(4.87)

Total from investment operations	6.83	1.27	7.05	2.79	(4.85)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.02)	0.00
Net asset value, end of period	$39.69	$32.86	$31.59	$24.54	$21.77
Total return	20.79%	4.02%	28.73%	12.80%	(18.22)%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.32%	1.32%	1.43%	1.46%
Net expenses	1.13%	1.18%	1.19%	1.19%	1.19%
Net investment income (loss)	0.06%	(0.23)%	(0.19)%	(0.07)%	0.07%
Supplemental data
Portfolio turnover rate	57%	46%	47%	60%	81%
Net assets, end of period (000s omitted)	$406,405	$358,017	$336,128	$278,585	$264,776

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Large Cap Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage Large Cap Growth Fund	25

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(41,375)	$41,375

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

26	Wells Fargo Advantage Large Cap Growth Fund	Notes to financial statements

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$1,274,978,432	$0	$0	$1,274,978,432

Short-term investments
Investment companies	12,678,231	18,756,350	0	31,434,581
	$1,287,656,663	$18,756,350	$0	$1,306,413,013

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2013, the advisory fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase. Prior to May 1, 2013, WellsCap received an annual fee which started at 0.35% and declined to 0.15% as the average daily net assets of the Fund increased.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C, Class R	0.26%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10
Investor Class	0.32

Notes to financial statements	Wells Fargo Advantage Large Cap Growth Fund	27

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.07% for Class A shares, 1.82% for Class C shares, 1.32% for Class R shares, 0.75% for Class R4 shares, 0.60% for Class R6 shares, 0.95% for Administrator Class shares, 0.65% for Institutional Class shares, and 1.13% for Investor Class shares. Prior to December 1, 2012, the Fund’s expenses were capped at 0.75% for Institutional Class shares and 1.14% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended July 31, 2013, Wells Fargo Funds Distributor, LLC received $6,393 from the sale of Class A shares and $818 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2013 were $693,023,714 and $727,526,867, respectively.

6. ACQUISITION

After the close of business on June 15, 2012, the Fund acquired the net assets of Wells Fargo Advantage Strategic Large Cap Growth Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Class R, Administrator Class, and Institutional Class shares of Wells Fargo Advantage Strategic Large Cap Growth Fund received Class A, Class C, Class R, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Strategic Large Cap Growth Fund for 16,912,837 shares of the Fund valued at $561,057,277 at an exchange ratio of 1.00, 0.94, 0.99, 1.00, and 1.00 for Class A, Class C, Class R, Administrator Class, and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Advantage Strategic Large Cap Growth Fund with a fair value of $560,614,856, identified cost of $467,081,023, and unrealized gains of $93,533,833 at June 15, 2012 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Strategic Large Cap Fund and the Fund immediately prior to the acquisition were $561,057,277 and $540,954,928, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,102,012,205. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Strategic Large Cap Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed August 1, 2011, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2012 would have been:

Net investment income	$156,944
Net realized and unrealized gains on investments	$107,233,423
Net increase in net assets resulting from operations	$107,390,367

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption

28	Wells Fargo Advantage Large Cap Growth Fund	Notes to financial statements

requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2013, the Fund paid $2,066 in commitment fees.

For the year ended July 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended July 31, 2013 was $2,409,099 of ordinary income. For the year ended July 31, 2012, the Fund did not pay any distributions to shareholders.

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,171,266	$39,222,845	$292,629,532

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Funds that invest a substantial portion of their assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Large Cap Growth Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Large Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Cap Growth Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2013

30	Wells Fargo Advantage Large Cap Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $2,409,099 of income dividends paid during the fiscal year ended July 31, 2013 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330

Other information (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage Large Cap Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Large Cap Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management, Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

34	Wells Fargo Advantage Large Cap Growth Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Investor Class) was higher than the median performance of the Universe for the three-, five- and ten-year periods under review, and lower than the median performance of the Universe for the one-year period under review. The Board also noted that the performance of the Fund was in range of its benchmark, the Russell 1000® Growth Index, for the ten-year period under review and lower than its benchmark for the one-,three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the one-year period and the benchmark for the one-, three- and five-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during those periods. Funds Management advised the Board that the performance of the Fund was affected by market volatility, particularly over the more-recent one-year period under review. The Board was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class. The Board noted that operating expense ratio caps were reduced in 2012.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the median rates for the Fund’s expense Groups for all classes except Class A, Class R and the Investor Class. However, the Board viewed favorably the fact that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class, including Class A, Class R and the Investor Class.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the Sub-Adviser agreed to revise the sub-advisory fee schedule for the Fund. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts. The Board considered that the Sub-Adviser agreed to reduce the sub-advisory fee schedule for the Fund.

Other information (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	35

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36	Wells Fargo Advantage Large Cap Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

218820 09-13 A209/AR209 7-13

Wells Fargo Advantage

Large Company Value Fund

Annual Report

July 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of July 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Large Company Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Large Company Value Fund for the 12-month period that ended July 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, however, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program led to considerable global stock market volatility. However, increased confidence that the U.S. economy was staging a fragile recovery, combined with resilience in European economies, resulted in double-digit returns for major U.S. stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. The FOMC continued its policy of monetary easing into 2013. However, comments by Fed Chairman Ben Bernanke in June 2013 that the FOMC might reduce (or taper) its bond-buying program caused stocks to sell off around the globe. Additional comments by Chairman Bernanke and other members of the FOMC helped lend clarity to the central bank’s plans, and by early July 2013, global stock markets had regained their footing.

European markets continued to benefit from the ECB’s September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. Moreover, in May 2013, the ECB cut its key rate to a historic low of 0.50%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Global stock markets received further liquidity-driven support in April 2013, when the Bank of Japan’s new governor, Haruhiko Kuroda, announced one of the world’s most aggressive monetary easing programs with the goal of propelling Japan’s deflation-prone economy to a 2% annualized rate of inflation.

U.S. and developed foreign market stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a solid 2.8% annualized rate in the third quarter of 2012 but fell back to a 0.1% annualized rate in the fourth quarter. Many analysts attributed the fourth-quarter weakness to the temporary aftereffects of Hurricane Sandy, which devastated the Eastern Seaboard in October 2012, a view that was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013 and a 2.5% annualized rate in the second quarter. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.1% in August 2012 to 7.4% in July 2013. The federal budget sequestration that took effect on March 1, 2013, had the potential to reduce economic growth, but investors paid more attention to economic fundamentals such as a recovery in the housing market.

Letter to shareholders (unaudited)	Wells Fargo Advantage Large Company Value Fund	3

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models. In the S&P 500 Index1, for example, health care and consumer discretionary stocks strongly outperformed for the full 12-month period, but information technology stocks lagged. Dividend-paying stocks initially outperformed as investors continued to seek yield in a historically low-yielding environment. After Chairman Bernanke’s taper comments in June 2013, however, dividend-paying stocks sold off as investors anticipated a rise in interest rates. Traditionally high-yielding sectors, such as utilities and telecommunication services, ended the 12-month period with gains that were less than the return of the S&P 500 Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Large Company Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Phocas Financial Corporation

Portfolio managers

Stephen L. Block, CFA

William F.K. Schaff, CFA

Average annual total returns1 (%) as of July 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WLCAX)	3-31-2008	20.80	5.12	6.85	28.16	6.37	7.49	1.27	1.10
Class C (WFLVX)	3-31-2008	26.17	5.60	6.76	27.17	5.60	6.76	2.02	1.85
Administrator Class (WWIDX)	12-31-2001	–	–	–	28.52	6.70	7.85	1.11	0.85
Institutional Class (WLCIX)	3-31-2008	–	–	–	28.93	6.93	7.97	0.84	0.65
Investor Class (SDVIX)	7-1-1993	–	–	–	28.12	6.30	7.44	1.33	1.16
Russell 1000® Value Index[4]	–	–	–	–	30.73	7.88	8.20	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Company Value Fund	5

Growth of $10,000 investment[5] as of July 31, 2013

1.	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares (except during those periods in which the expenses of Class A shares would have been higher than those of Investor Class shares). If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Investor Class shares and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through November 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Large Company Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000 Value Index, for the 12-month period that ended July 31, 2013.

■	The Fund’s underperformance was primarily due to weak relative performance in the information technology and health care sectors. We experienced underperformance from technology hardware and equipment companies Apple Incorporated, EMC Corporation, and Cisco Systems Incorporated. A moderate allocation to cash also dampened performance.

■	Holdings in the financials, consumer staples, industrials, utilities, materials, and telecommunication services sectors aided relative returns. Strong performers included Herbalife Limited, Dover Corporation, and Eaton Corporation plc.

Ten largest equity holdings[6] (%) as of July 31, 2013
Chevron Corporation	4.00
Bank of America Corporation	2.88
Citigroup Incorporated	2.79
Johnson & Johnson	2.39
CVS Caremark Corporation	2.31
Dover Corporation	2.23
The Hartford Financial Services Group Incorporated	2.14
American International Group Incorporated	2.13
Chesapeake Energy Corporation	2.10
Continental Resources Incorporated	2.08

Stock selection was the primary contributor to the Fund’s underperformance.

In our opinion, attempting to pick the best-performing sectors is an inconsistent and unrewarding approach to investing. We do not attempt to overweight or underweight economic sectors relative to the benchmark. Instead, we focus on owning securities across all sectors that we believe are fundamentally undervalued. The Fund’s performance is generally driven by stock selection rather than sector allocation, and this reporting period was no exception.

We initiated a position in nutrition supplement company Herbalife Limited, which boosted the Fund’s relative returns during the period. This stock had declined on concerns that Herbalife, which uses multi-level marketing, was a pyramid scheme. The company’s supporters believe that if it were a pyramid scheme, then it would have been closed by the Federal Trade Commission (FTC). In addition, the company’s lucrative international divisions were beyond the FTC’s jurisdiction. Public controversy between two prominent investors, Carl Icahn and Bill Ackman, brought attention to the company. During the reporting period, the company’s supporters prevailed.

Our position in Apple Incorporated muffled performance. We believe that Apple’s poor stock price performance was due in part to investors selling the shares to lock in lower capital gains rates ahead of higher anticipated capital gains tax rates in calendar-year 2013. The stock was also pressured by concerns about Apple’s ability to compete with Samsung Electronics Company Limited in the smartphone market.

We have positioned the portfolio for what we believe is an uncertain environment.

The global economy is as uncertain as ever, and we have taken measures to reduce the portfolio’s risk by allocating more assets to undervalued companies that we believe should have stable business prospects, no matter the economic environment. In addition, our investment process dictates that we sell securities that have risen in value relative to their peers or have displayed deteriorating business fundamentals. We use the sale proceeds to purchase stocks that we believe have become highly undervalued for a variety of reasons.

We believe companies going through significant restructuring activity tend to be undervalued, and we have invested significantly in insurer American International Group Incorporated, oil and natural gas producer Chesapeake Energy Corporation, video game developer Electronic Arts Incorporated, pharmaceutical firm Novartis AG, household goods provider Newell Rubbermaid Incorporated, and software company Symantec Corporation, among others.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Company Value Fund	7

Sector distribution[7] as of July 31, 2013

Other companies in the portfolio are either integrating acquisitions or spinning off businesses, including chemicals company Ashland Incorporated, specialized industrials products and equipment manufacturer Dover Corporation, power management company Eaton Corporation plc, construction and engineering company URS Corporation, and Southwest Airlines Company. In either case, we believe these companies are worth more than the market is currently aware and as such should outperform their peer groups.

We are also focusing on companies that we believe are inexpensive due to investors’ unfounded short-term concerns. Some of our investments in this area include home goods retailer Bed Bath & Beyond Incorporated, Herbalife Limited, semiconductor company Skyworks

Solutions Incorporated, and communications equipment firm JDS Uniphase Corporation. Unrealized growth is another category where we believe significant upside exists in a number of stocks, including regional banks First Republic Bank Corporation and SVB Financial Group, homebuilder Toll Brothers Incorporated, audio and video equipment manufacturer Harman International Industries Incorporated, and satellite television provider DirecTV LLC.

As the European economies remain sluggish and Asia slows, the U.S. economy is feeling the effects.

In addition to macroeconomic concerns, we see widespread uncertainty among U.S. businesses and consumers about the country’s tax policies in 2013 as well as what policies might be implemented to get the country growing at an acceptable rate. In response, we have focused on the fundamentals of companies in which we invest, seeking to enter investments at the most attractive levels rather than focusing on macroeconomic factors over which we have no control.

Please see footnotes on page 5.

8	Wells Fargo Advantage Large Company Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2013 to July 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2013	Ending account value 7-31-2013	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,149.77	$5.86	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Class C
Actual	$1,000.00	$1,145.35	$9.84	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.62	$9.25	1.85%
Administrator Class
Actual	$1,000.00	$1,151.74	$4.53	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Institutional Class
Actual	$1,000.00	$1,152.34	$3.47	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Investor Class
Actual	$1,000.00	$1,149.36	$6.18	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81	1.16%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Large Company Value Fund	9

Security name	Shares	Value

Common Stocks: 97.66%

Consumer Discretionary: 8.81%

Automobiles: 1.26%
General Motors Company †	105,834	$3,796,266

Household Durables: 3.54%
Harman International Industries Incorporated	47,188	2,856,290
Newell Rubbermaid Incorporated	202,313	5,466,497
Toll Brothers Incorporated †	70,518	2,317,927

		10,640,714

Media: 3.00%
DirecTV LLC †	41,685	2,637,410
Lamar Advertising Company Class A †	87,583	3,794,971
Walt Disney Company	40,122	2,593,887

		9,026,268

Specialty Retail: 1.01%
Bed Bath & Beyond Incorporated †	39,888	3,050,235

Consumer Staples: 5.37%

Food & Staples Retailing: 2.31%
CVS Caremark Corporation	112,876	6,940,745

Household Products: 1.44%
Procter & Gamble Company	54,024	4,338,127

Personal Products: 1.62%
Herbalife Limited «	74,630	4,888,265

Energy: 14.02%

Oil, Gas & Consumable Fuels: 14.02%
Chesapeake Energy Corporation	271,872	6,334,618
Chevron Corporation	95,684	12,045,659
ConocoPhillips Company	58,015	3,762,853
Continental Resources Incorporated †	67,995	6,275,939
Denbury Resources Incorporated †	153,789	2,691,308
Noble Energy Incorporated	48,549	3,033,827
Valero Energy Corporation	60,165	2,152,102
Whiting Petroleum Corporation †	115,080	5,923,168

		42,219,474

Financials: 29.45%

Capital Markets: 1.42%
Goldman Sachs Group Incorporated	26,015	4,267,240

Commercial Banks: 8.22%
First Republic Bank Corporation	116,183	5,017,944
KeyCorp	412,377	5,068,113

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Large Company Value Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

Commercial Banks (continued)
PNC Financial Services Group Incorporated	81,651	$6,209,559
SVB Financial Group †	38,773	3,381,781
Synovus Financial Corporation	1,522,853	5,071,100

		24,748,497

Consumer Finance: 1.25%
SLM Corporation	152,372	3,765,112

Diversified Financial Services: 5.67%
Bank of America Corporation	593,129	8,659,683
Citigroup Incorporated	161,354	8,412,998

		17,072,681

Insurance: 8.41%
ACE Limited	31,288	2,859,097
American International Group Incorporated †	140,724	6,404,349
MetLife Incorporated	118,351	5,730,555
The Hartford Financial Services Group Incorporated	208,510	6,434,619
The Travelers Companies Incorporated	46,658	3,898,276

		25,326,896

REITs: 4.48%
American Tower Corporation	71,278	5,045,770
Realty Income Corporation «	115,884	5,030,524
Weyerhaeuser Company	120,538	3,423,279

		13,499,573

Health Care: 10.58%

Health Care Equipment & Supplies : 2.05%
Medtronic Incorporated	58,712	3,243,251
Stryker Corporation	41,771	2,943,185

		6,186,436

Health Care Providers & Services: 1.67%
Cigna Corporation	64,469	5,017,622

Pharmaceuticals: 6.86%
Johnson & Johnson	77,114	7,210,159
Merck & Company Incorporated	69,039	3,325,609
Novartis AG ADR	65,447	4,686,660
Pfizer Incorporated	185,994	5,436,605

		20,659,033

Industrials: 11.67%

Aerospace & Defense: 0.97%
Triumph Group Incorporated	37,154	2,915,103

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Large Company Value Fund	11

Security name	Shares	Value

Airlines: 1.89%
Southwest Airlines Company	410,563	$5,678,086

Construction & Engineering: 0.98%
URS Corporation	63,679	2,961,074

Electrical Equipment: 1.95%
Eaton Corporation plc	85,024	5,862,405

Industrial Conglomerates: 1.72%
General Electric Company	211,989	5,166,172

Machinery: 3.19%
Dover Corporation	78,288	6,704,584
Stanley Black & Decker Incorporated	34,328	2,904,835

		9,609,419

Trading Companies & Distributors: 0.97%
WESCO International Incorporated †	38,753	2,936,702

Information Technology: 8.14%

Communications Equipment: 0.43%
JDS Uniphase Corporation †	88,505	1,298,368

Computers & Peripherals: 2.68%
Apple Incorporated	6,864	3,105,960
EMC Corporation	189,158	4,946,482

		8,052,442

Semiconductors & Semiconductor Equipment: 2.38%
Maxim Integrated Products Incorporated	89,863	2,570,082
Skyworks Solutions Incorporated †	191,888	4,609,150

		7,179,232

Software: 2.65%
Electronic Arts Incorporated †	114,830	2,999,360
Symantec Corporation	186,404	4,973,259

		7,972,619

Materials: 2.89%

Chemicals: 2.89%
Ashland Incorporated	50,543	4,389,154
Dow Chemical Company	52,869	1,852,530
Westlake Chemical Corporation	23,525	2,447,071

		8,688,755

Telecommunication Services: 2.52%

Diversified Telecommunication Services: 2.52%
AT&T Incorporated	77,904	2,747,674

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Large Company Value Fund	Portfolio of investments—July 31, 2013

Security name		Shares	Value

Diversified Telecommunication Services (continued)
Verizon Communications Incorporated		97,976	$4,847,852

			7,595,526

Utilities: 4.21%

Independent Power Producers & Energy Traders: 1.66%
AES Corporation		402,460	5,006,602

Multi-Utilities: 1.23%
Dominion Resources Incorporated		62,658	3,716,246

Water Utilities: 1.32%
Aqua America Incorporated		117,113	3,965,444

Total Common Stocks (Cost $220,734,428)			294,047,379

	Yield

Short-Term Investments: 3.58%

Investment Companies: 3.58%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	6,688,176	6,688,176
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.12	4,085,933	4,085,933

Total Short-Term Investments (Cost $10,774,109)			10,774,109

Total investments in securities
(Cost $231,508,537) *	101.24%	304,821,488
Other assets and liabilities, net	(1.24)	(3,721,668)

Total net assets	100.00%	$301,099,820

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $236,285,054 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$75,328,104
Gross unrealized depreciation	(6,791,670)

Net unrealized appreciation	$68,536,434

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2013	Wells Fargo Advantage Large Company Value Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$294,047,379
In affiliated securities, at value (see cost below)	10,774,109

Total investments, at value (see cost below)	304,821,488
Receivable for Fund shares sold	1,376,573
Receivable for dividends	331,312
Receivable for securities lending income	3,952
Prepaid expenses and other assets	46,452

Total assets	306,579,777

Liabilities
Payable for investments purchased	909,196
Payable for Fund shares redeemed	146,317
Payable upon receipt of securities loaned	4,085,933
Advisory fee payable	114,908
Distribution fees payable	2,912
Due to other related parties	78,958
Accrued expenses and other liabilities	141,733

Total liabilities	5,479,957

Total net assets	$301,099,820

NET ASSETS CONSIST OF
Paid-in capital	$233,261,826
Undistributed net investment income	136,805
Accumulated net realized losses on investments	(5,611,762)
Net unrealized gains on investments	73,312,951

Total net assets	$301,099,820

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$115,895,435
Shares outstanding – Class A	7,073,150
Net asset value per share – Class A	$16.39
Maximum offering price per share – Class A2	$17.39
Net assets – Class C	$4,542,881
Shares outstanding – Class C	272,066
Net asset value per share – Class C	$16.70
Net assets – Administrator Class	$38,798,020
Shares outstanding – Administrator Class	2,355,754
Net asset value per share – Administrator Class	$16.47
Net assets – Institutional Class	$3,298,696
Shares outstanding – Institutional Class	200,607
Net asset value per share – Institutional Class	$16.44
Net assets – Investor Class	$138,564,788
Shares outstanding – Investor Class	8,260,539
Net asset value per share – Investor Class	$16.77

Investments in unaffiliated securities (including securities on loan), at cost	$220,734,428

Investments in affiliated securities, at cost	$10,774,109

Total investments, at cost	$231,508,537

Securities on loan, at value	$4,300,725

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Large Company Value Fund	Statement of operations—year ended July 31, 2013

Investment income
Dividends*	$6,604,597
Securities lending income, net	32,726
Income from affiliated securities	9,287

Total investment income	6,646,610

Expenses
Advisory fee	2,045,583
Administration fees
Fund level	157,352
Class A	278,952
Class C	10,873
Administrator Class	72,701
Institutional Class	2,751
Investor Class	406,702
Shareholder servicing fees
Class A	268,223
Class C	10,455
Administrator Class	180,416
Investor Class	316,856
Distribution fees
Class C	31,364
Custody and accounting fees	17,788
Professional fees	30,817
Registration fees	69,492
Shareholder report expenses	60,973
Trustees’ fees and expenses	15,038
Other fees and expenses	9,844

Total expenses	3,986,180
Less: Fee waivers and/or expense reimbursements	(612,779)

Net expenses	3,373,401

Net investment income	3,273,209

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	54,703,809
Net change in unrealized gains (losses) on investments	17,262,829

Net realized and unrealized gains (losses) on investments	71,966,638

Net increase in net assets resulting from operations	$75,239,847

* Net of foreign dividend withholding taxes in the amount of	$9,001

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Large Company Value Fund	15

		Year ended July 31, 2013		Year ended July 31, 2012

Operations
Net investment income		$3,273,209		$5,688,528
Net realized gains on investments		54,703,809		12,693,847
Net change in unrealized gains (losses) on investments		17,262,829		33,266,822

Net increase in net assets resulting from operations		75,239,847		51,649,197

Distributions to shareholders from
Net investment income
Class A		(1,472,740)		(1,060,565)
Class C		(26,206)		(14,917)
Administrator Class		(1,433,133)		(2,212,931)
Institutional Class		(49,792)		(307,291)
Investor Class		(1,616,046)		(1,354,263)

Total distributions to shareholders		(4,597,917)		(4,949,967)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	159,878	2,339,175	152,985	1,851,394
Class C	33,034	495,282	12,873	159,190
Administrator Class	403,341	5,621,478	694,791	8,599,183
Institutional Class	108,212	1,742,756	58,158	690,316
Investor Class	470,273	6,954,261	659,614	8,374,472

		17,152,952		19,674,555

Reinvestment of distributions
Class A	103,270	1,434,082	81,989	1,022,599
Class C	1,631	22,707	974	12,858
Administrator Class	97,837	1,351,842	162,960	2,037,419
Institutional Class	2,882	40,021	24,912	299,996
Investor Class	107,208	1,522,722	101,993	1,275,600

		4,371,374		4,648,472

Payment for shares redeemed
Class A	(1,153,703)	(16,474,460)	(1,429,586)	(17,672,994)
Class C	(67,146)	(991,593)	(86,263)	(1,062,163)
Administrator Class	(11,711,657)	(158,129,190)	(3,967,895)	(49,042,196)
Institutional Class	(1,135,403)	(15,208,554)	(116,799)	(1,475,505)
Investor Class	(1,650,877)	(23,800,694)	(1,614,250)	(20,485,064)

		(214,604,491)		(89,737,922)

Net asset value of shares issued in acquisition
Class A	0	0	9,107,380	102,927,298
Class C	0	0	336,931	3,882,391
Administrator Class	0	0	16,623,780	188,701,817
Institutional Class	0	0	122,764	1,391,319
Investor Class	0	0	1,606,771	18,572,940

		0		315,475,765

Net increase (decrease) in net assets resulting from capital share transactions		(193,080,165)		250,060,870

Total increase (decrease) in net assets		(122,438,235)		296,760,100

Net assets
Beginning of period		423,538,055		126,777,955

End of period		$301,099,820		$423,538,055

Undistributed net investment income		$136,805		$1,413,642

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.96	$12.61	$11.04	$9.84	$14.43
Net investment income	0.14	0.17	0.12	0.09	0.17 [1]
Net realized and unrealized gains (losses) on investments	3.48	0.35	1.51	1.21	(3.39)

Total from investment operations	3.62	0.52	1.63	1.30	(3.22)
Distributions to shareholders from
Net investment income	(0.19)	(0.17)	(0.06)	(0.10)	(0.24)
Net realized gains	0.00	0.00	0.00	0.00	(1.13)

Total distributions to shareholders	(0.19)	(0.17)	(0.06)	(0.10)	(1.37)
Net asset value, end of period	$16.39	$12.96	$12.61	$11.04	$9.84
Total return[2]	28.16%	4.21%	14.77%	13.22%	(21.52)%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.27%	1.32%	1.42%	1.52%
Net expenses	1.10%	1.10%	1.25%	1.25%	1.23%
Net investment income	1.00%	1.29%	0.74%	0.74%	1.85%
Supplemental data
Portfolio turnover rate	78%	37%	35%	42%	61%
Net assets, end of period (000s omitted)	$115,895	$103,195	$642	$362	$165

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Company Value Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.21	$12.81	$11.26	$10.03	$14.66
Net investment income	0.04	0.09	0.01	0.03	0.06 [1]
Net realized and unrealized gains (losses) on investments	3.54	0.36	1.55	1.22	(3.40)

Total from investment operations	3.58	0.45	1.56	1.25	(3.34)
Distributions to shareholders from
Net investment income	(0.09)	(0.05)	(0.01)	(0.02)	(0.16)
Net realized gains	0.00	0.00	0.00	0.00	(1.13)

Total distributions to shareholders	(0.09)	(0.05)	(0.01)	(0.02)	(1.29)
Net asset value, end of period	$16.70	$13.21	$12.81	$11.26	$10.03
Total return[2]	27.17%	3.49%	13.85%	12.47%	(22.07)%
Ratios to average net assets (annualized)
Gross expenses	2.03%	2.02%	2.08%	2.17%	2.23%
Net expenses	1.85%	1.85%	2.00%	2.00%	1.97%
Net investment income	0.25%	0.54%	0.04%	0.02%	0.69%
Supplemental data
Portfolio turnover rate	78%	37%	35%	42%	61%
Net assets, end of period (000s omitted)	$4,543	$4,022	$513	$438	$274

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.02	$12.68	$11.08	$9.87	$14.43
Net investment income	0.21	0.19 [1]	0.11	0.12 [1]	0.31 [1]
Net realized and unrealized gains (losses) on investments	3.46	0.36	1.56	1.22	(3.49)

Total from investment operations	3.67	0.55	1.67	1.34	(3.18)
Distributions to shareholders from
Net investment income	(0.22)	(0.21)	(0.07)	(0.13)	(0.25)
Net realized gains	0.00	0.00	0.00	0.00	(1.13)

Total distributions to shareholders	(0.22)	(0.21)	(0.07)	(0.13)	(1.38)
Net asset value, end of period	$16.47	$13.02	$12.68	$11.08	$9.87
Total return	28.52%	4.47%	15.12%	13.53%	(21.20)%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.11%	1.17%	1.24%	1.30%
Net expenses	0.85%	0.85%	0.96%	0.96%	0.95%
Net investment income	1.28%	1.54%	1.93%	1.12%	2.56%
Supplemental data
Portfolio turnover rate	78%	37%	35%	42%	61%
Net assets, end of period (000s omitted)	$38,798	$176,623	$667	$289	$185

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Company Value Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.00	$12.68	$11.08	$9.86	$14.43
Net investment income	0.26 [1]	0.22	0.14	0.14	0.26 [1]
Net realized and unrealized gains (losses) on investments	3.45	0.35	1.54	1.23	(3.42)

Total from investment operations	3.71	0.57	1.68	1.37	(3.16)
Distributions to shareholders from
Net investment income	(0.27)	(0.25)	(0.08)	(0.15)	(0.28)
Net realized gains	0.00	0.00	0.00	0.00	(1.13)

Total distributions to shareholders	(0.27)	(0.25)	(0.08)	(0.15)	(1.41)
Net asset value, end of period	$16.44	$13.00	$12.68	$11.08	$9.86
Total return	28.93%	4.67%	15.36%	13.76%	(21.07)%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.85%	0.89%	0.96%	1.06%
Net expenses	0.65%	0.66%	0.75%	0.75%	0.75%
Net investment income	1.83%	1.80%	1.12%	1.28%	2.64%
Supplemental data
Portfolio turnover rate	78%	37%	35%	42%	61%
Net assets, end of period (000s omitted)	$3,299	$15,924	$14,401	$9	$8

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.26	$12.89	$11.28	$10.05	$14.67
Net investment income	0.14	0.16	0.09	0.08	0.21 [1]
Net realized and unrealized gains (losses) on investments	3.55	0.36	1.57	1.23	(3.48)

Total from investment operations	3.69	0.52	1.66	1.31	(3.27)
Distributions to shareholders from
Net investment income	(0.18)	(0.15)	(0.05)	(0.08)	(0.22)
Net realized gains	0.00	0.00	0.00	0.00	(1.13)

Total distributions to shareholders	(0.18)	(0.15)	(0.05)	(0.08)	(1.35)
Net asset value, end of period	$16.77	$13.26	$12.89	$11.28	$10.05
Total return	28.12%	4.09%	14.75%	13.06%	(21.53)%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.34%	1.40%	1.52%	1.63%
Net expenses	1.16%	1.18%	1.32%	1.35%	1.35%
Net investment income	0.94%	1.27%	0.74%	0.70%	2.05%
Supplemental data
Portfolio turnover rate	78%	37%	35%	42%	61%
Net assets, end of period (000s omitted)	$138,565	$123,774	$110,554	$108,703	$106,931

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Large Company Value Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Large Company Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

22	Wells Fargo Advantage Large Company Value Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards and foreign currency transactions. At July 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(4,666,973)	$47,871	$4,619,102

As of July 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains, in the amount of $29,120,637 with $22,057,566 expiring in 2016 and $7,063,071 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

Notes to financial statements	Wells Fargo Advantage Large Company Value Fund	23

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$294,047,379	$0	$0	$294,047,379
Short-term investments
Investment companies	6,688,176	4,085,933	0	10,774,109
	$300,735,555	$4,085,933	$0	$304,821,488

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2013, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Phocas Financial Corporation is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.29% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

24	Wells Fargo Advantage Large Company Value Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Administrator Class shares, 0.65% for Institutional Class shares, and 1.16% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended July 31, 2013, Wells Fargo Funds Distributor, LLC received $3,457 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2013 were $236,308,399 and $422,815,529, respectively.

6. ACQUISITION

After the close of business on August 26, 2011, the Fund acquired the net assets of Wells Fargo Advantage Disciplined Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Administrator Class, Institutional Class, and Investor Class shares of Wells Fargo Advantage Disciplined Value Fund received Class A, Class C, Administrator Class, Institutional Class, and Investor Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all the shares of Wells Fargo Advantage Disciplined Value Fund for 27,797,626 shares of the Fund valued at $315,475,765 at an exchange ratio of 1.00, 0.97, 0.99, 0.99 and 0.97 for Class A, Class C, Administrator Class, Institutional Class, and Investor Class, respectively. The investment portfolio of Wells Fargo Advantage Disciplined Value Fund with a fair value of $314,485,997, identified cost of $307,903,347, and unrealized appreciation of $ 6,582,650 at August 26,2011 were the principal assets acquired by the Fund. The aggregated net assets of Wells Fargo Advantage Disciplined Value Fund and the Fund immediately prior to the acquisition were $315,475,765 and $113,518,809, respectively. The aggregate net assets of the Fund immediately after the acquisition were $428,994,574. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Disciplined Value Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed August 1, 2011, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2012 would have been:

Net investment income	$6,438,052
Net realized and unrealized gains (losses) on investments	$22,725,944
Net increase in net assets resulting from operations	$29,163,996

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2013, the Fund paid $552 in commitment fees.

Notes to financial statements	Wells Fargo Advantage Large Company Value Fund	25

For the year ended July 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $4,597,917 and $4,949,967 of ordinary income for the years ended July 31, 2013 and July 31, 2012, respectively.

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$152,541	$28,285,393	$68,536,434	$(29,120,637)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Funds that invest a substantial portion of their assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013.

26	Wells Fargo Advantage Large Company Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Large Company Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Company Value Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2013

Other information (unaudited)	Wells Fargo Advantage Large Company Value Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $4,597,917 of income dividends paid during the fiscal year ended July 31, 2013 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Large Company Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Large Company Value Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Large Company Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Large Company Value Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Phocas Financial Corporation (the “Sub-Adviser”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted

Other information (unaudited)	Wells Fargo Advantage Large Company Value Fund	31

that the performance of the Fund (Administrator Class) was in range of the median performance of the Universe for the five- and ten-year periods under review, and lower than the median performance of the Universe for the one- and three-year periods under review. The Board also noted that the performance of the Fund was in range of its benchmark, the Russell 1000® Value Index, for the five-year period under review, and lower than its benchmark for the one-, three- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and the benchmark for the one-, three- and ten-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period and the Board was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees) custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of, equal to or lower than the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board considered that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the median rates for the Fund’s expense Groups except for the Administrator Class. However, the Board viewed favorably the fact that the net operating expense ratios of the Fund were in range of, equal to or lower than the median net operating expense ratios of the expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated extensive information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered an analysis of the profitability of Funds Management, as well as an analysis of the profitability of Wells Fargo as a whole, from providing services to the Fund. Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole.

32	Wells Fargo Advantage Large Company Value Fund	Other information (unaudited)

Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreement.

The Board also received separate profitability information with respect to the Sub-Adviser, which is not affiliated with Funds Management. The Board did not deem the profits reported by the Sub-Adviser to be at a level that would prevent it from approving the continuation of the sub-advisory agreement.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates or the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates and the Sub-Adviser were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Large Company Value Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

218821 09-13 A210/AR210 7-13

Wells Fargo Advantage Omega Growth Fund

Annual Report

July 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of July 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Omega Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Omega Growth Fund for the 12-month period that ended July 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, however, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program led to considerable global stock market volatility. However, increased confidence that the U.S. economy was staging a fragile recovery, combined with resilience in European economies, resulted in double-digit returns for major U.S. stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. The FOMC continued its policy of monetary easing into 2013. However, comments by Fed Chairman Ben Bernanke in June 2013 that the FOMC might reduce (or taper) its bond-buying program caused stocks to sell off around the globe. Additional comments by Chairman Bernanke and other members of the FOMC helped lend clarity to the central bank’s plans, and by early July 2013, global stock markets had regained their footing.

European markets continued to benefit from the ECB’s September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. Moreover, in May 2013, the ECB cut its key rate to a historic low of 0.50%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Global stock markets received further liquidity-driven support in April 2013, when the Bank of Japan’s new governor, Haruhiko Kuroda, announced one of the world’s most aggressive monetary easing programs with the goal of propelling Japan’s deflation-prone economy to a 2% annualized rate of inflation.

U.S. and developed foreign market stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a solid 2.8% annualized rate in the third quarter of 2012 but fell back to a 0.1% annualized rate in the fourth quarter. Many analysts attributed the fourth-quarter weakness to the temporary aftereffects of Hurricane Sandy, which devastated the Eastern Seaboard in October 2012, a view that was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013 and a 2.5% annualized rate in the second quarter. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.1% in August 2012 to 7.4% in July 2013. The federal budget sequestration that took effect on March 1, 2013, had the potential to reduce economic growth, but investors paid more attention to economic fundamentals such as a recovery in the housing market.

Letter to shareholders (unaudited)	Wells Fargo Advantage Omega Growth Fund	3

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models. In the S&P 500 Index1, for example, health care and consumer discretionary stocks strongly outperformed for the full 12-month period, but information technology stocks lagged. Dividend-paying stocks initially outperformed as investors continued to seek yield in a historically low-yielding environment. After Chairman Bernanke’s taper comments in June 2013, however, dividend-paying stocks sold off as investors anticipated a rise in interest rates. Traditionally high-yielding sectors, such as utilities and telecommunication services, ended the 12-month period with gains that were less than the return of the S&P 500 Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Omega Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Average annual total returns1 (%) as of July 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKOAX)	4-29-1968	19.77	10.60	8.65	27.07	11.91	9.29	1.35	1.30
Class B (EKOBX)*	8-2-1993	21.11	10.81	8.74	26.11	11.07	8.74	2.10	2.05
Class C (EKOCX)	8-2-1993	25.11	11.07	8.50	26.11	11.07	8.50	2.10	2.05
Class R (EKORX)	10-10-2003	–	–	–	26.73	11.63	9.05	1.60	1.55
Administrator Class (EOMYX)	1-13-1997	–	–	–	27.35	12.19	9.59	1.19	1.05
Institutional Class (EKONX)	7-30-2010	–	–	–	27.68	12.36	9.67	0.92	0.80
Russell 3000® Growth Index[4]	–	–	–	–	22.65	9.09	7.84	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Omega Growth Fund	5

Growth of $10,000 investment[5] as of July 31, 2013

1.	Historical performance shown for Class R shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Omega Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through November 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Omega Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 3000 Growth Index, for the 12-month period that ended July 31, 2013, primarily due to strong stock selection in most sectors, led by information technology (IT), industrials, and financials.

■	Despite macroeconomic and political uncertainty, the U.S. economy continued its slow but gradual recovery, with investors rewarding those companies that led the way.

■	As stock prices began to reflect their underlying fundamentals, rather than the fear of uncertainty in the marketplace, the overall markets rallied. As a result, our fundamental surround-the-company research process, which maintains an appropriate balance between risk and return, generated outperformance.

Despite mixed U.S. economic data that left investors concerned at times during the period, overall, the data pointed to a continued recovery in economic conditions in the U.S., aided by the Federal Reserve and its expansionary monetary policy of quantitative easing (QE). Despite other countries’ similar efforts, most economies could not keep pace with the U.S. In particular, China’s economy continued to be weaker than expected and European economic conditions had not yet bottomed, making U.S. equities an attractive investment. In addition, investor fear grew as interest rates shot up in a less-than-orderly fashion, forcing investors to reexamine the perceived safety of gold, bonds, and bond proxies, like high-dividend-paying stocks. Consequently, these interest-rate-sensitive assets were among the hardest hit in the resulting market volatility. These factors combined to help investors realize what we have believed for some time—that while there will be bumps along the way, domestic equities are among the best investments now and in the near future.

Ten largest equity holdings[6] (%) as of July 31, 2013
Google Incorporated Class A	3.83
Apple Incorporated	3.51
Amazon.com Incorporated	2.85
Gilead Sciences Incorporated	2.49
Home Depot Incorporated	2.34
Alliance Data Systems Corporation	2.26
Constellation Brands Incorporated Class A	2.15
Vantiv Incorporated Class A	2.07
CommVault Systems Incorporated	1.99
Visa Incorporated Class A	1.99

IT, industrials, and consumer discretionary stocks were significant contributors to performance during the 12-month period.

Particular strength was visible in the software and internet service companies held in the portfolio. The online professional networking company LinkedIn Corporation reported strong revenue growth, significantly above even the most aggressive estimates. The company also reported margins well above consensus estimates, a rare feat for a company growing this fast. These factors propelled the stock to a 99% return for the past 12 months. While we marginally trimmed our position given this strong appreciation, we continue to believe that the company has multiple secular growth drivers, including marketing solutions (traditional web advertising), hiring solutions (subscription business to corporate human resources departments), and selling solutions (an underappreciated service that provides sales leads via premium subscriptions to members).

Within industrials, Kansas City Southern remains a significant holding. The rail operator gained more than 48% in the past 12 months, as the company continues to benefit from multiple secular growth drivers. First, intermodal transportation continues to take market share from the trucking industry. Second, due primarily to their strategic rail lines in and out of Mexico, Kansas City Southern is uniquely positioned to benefit from manufacturing activity growth in North America, often referred to as near-sourcing. Finally, the company should continue to benefit from the rising production (and transportation needs) of oil and natural gas in Texas.

Our discipline was rewarded within the consumer discretionary sector. Several positions were weak late in 2012 and earlier in 2013 due to concerns about cold weather, tax increases, and lower government spending. While investors fretted over these macro issues, our bottom-up analysis led us to conclude that the challenges were transitory and would not adversely affect fundamentals. We have increased our allocation to various consumer-related themes by initiating positions in select retailers, business services, and media holdings.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Omega Growth Fund	7

Sector distribution[7] as of July 31, 2013

Recent market dynamics have reinforced confidence that our portfolios are pointed in the right direction.

While rate-sensitive and yield-oriented strategies were called into question late in the spring with talk of QE tapering, we have taken a different route. Our path is not predicated on accommodative monetary policy or high-dividend bond proxies but rather on the type of strong secular growth that should allow for a more complete and sustainable economic recovery. As performance reflected, there are few better places to find this type of growth and innovation than among domestically oriented companies. To that point, we remain bullish on the U.S. economy and, in particular, on the U.S. consumer, who is benefiting from a robust housing recovery, a strengthening U.S. dollar, and improving employment data. This powerful combination bodes well for consumer confidence and domestic consumption.

Please see footnotes on page 5.

8	Wells Fargo Advantage Omega Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2013 to July 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2013	Ending account value 7-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,137.54	$6.89	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Class B
Actual	$1,000.00	$1,133.24	$10.84	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24	2.05%
Class C
Actual	$1,000.00	$1,133.22	$10.84	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24	2.05%
Class R
Actual	$1,000.00	$1,136.14	$8.21	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Administrator Class
Actual	$1,000.00	$1,138.95	$5.57	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Institutional Class
Actual	$1,000.00	$1,140.27	$4.25	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Omega Growth Fund	9

Security name	Shares	Value

Common Stocks: 98.85%

Consumer Discretionary: 23.89%

Distributors: 0.66%
LKQ Corporation †	221,100	$5,764,077

Hotels, Restaurants & Leisure: 3.97%
Panera Bread Company Class A †	59,700	9,972,885
Starbucks Corporation	234,530	16,707,917
Starwood Hotels & Resorts Worldwide Incorporated	116,000	7,673,400

		34,354,202

Internet & Catalog Retail: 4.42%
Amazon.com Incorporated †	81,900	24,669,918
priceline.com Incorporated †	15,510	13,581,642

		38,251,560

Media: 7.83%
CBS Corporation Class B	169,190	8,940,000
Discovery Communications Incorporated †	187,060	13,591,780
Liberty Global plc Class A †	71,959	5,837,314
Liberty Global plc Class C †	139,633	10,774,082
Sirius XM Radio Incorporated	3,629,300	13,537,289
Viacom Incorporated Class B	207,800	15,121,606

		67,802,071

Specialty Retail: 5.83%
GNC Holdings Incorporated Class A	212,400	11,210,472
Home Depot Incorporated	256,600	20,279,098
Restoration Hardware Holdings Incorporated †	78,076	5,217,038
TJX Companies Incorporated	264,300	13,754,172

		50,460,780

Textiles, Apparel & Luxury Goods: 1.18%
Under Armour Incorporated Class A †	152,900	10,264,177

Consumer Staples: 4.87%

Beverages: 2.15%
Constellation Brands Incorporated Class A †	357,300	18,611,757

Food & Staples Retailing: 1.46%
CVS Caremark Corporation	205,300	12,623,897

Food Products: 1.26%
Boulder Brands Incorporated †	403,600	5,210,476
Green Mountain Coffee Roasters Incorporated «†	73,900	5,703,602

		10,914,078

Energy: 2.30%

Oil, Gas & Consumable Fuels: 2.30%
Gulfport Energy Corporation †	155,200	8,256,640

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Omega Growth Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Company	75,686	$11,713,165

		19,969,805

Financials: 4.79%

Capital Markets: 1.62%
Affiliated Managers Group Incorporated †	77,972	14,062,250

Diversified Financial Services: 1.64%
IntercontinentalExchange Incorporated †	77,800	14,194,610

Real Estate Management & Development: 1.53%
CBRE Group Incorporated Class A †	570,800	13,225,436

Health Care: 11.59%

Biotechnology: 6.84%
Alexion Pharmaceuticals Incorporated †	59,550	6,921,497
Amgen Incorporated	103,401	11,197,294
Biogen Idec Incorporated †	48,500	10,579,305
Cubist Pharmaceuticals Incorporated †	144,300	8,994,219
Gilead Sciences Incorporated †	351,180	21,580,011

		59,272,326

Health Care Providers & Services: 2.15%
Cardinal Health Incorporated	208,700	10,453,783
Team Health Holdings Incorporated †	202,300	8,136,506

		18,590,289

Pharmaceuticals: 2.60%
Actavis Incorporated †	80,700	10,835,589
Sanofi ADR	226,800	11,675,664

		22,511,253

Industrials: 16.16%

Aerospace & Defense: 1.71%
Precision Castparts Corporation	67,000	14,855,240

Airlines: 2.53%
Copa Holdings SA Class A	95,700	13,318,569
Delta Air Lines Incorporated †	405,400	8,606,642

		21,925,211

Building Products: 1.50%
Fortune Brands Home & Security Incorporated	315,300	13,025,043

Construction & Engineering: 1.39%
Quanta Services Incorporated †	449,000	12,037,690

Electrical Equipment: 1.14%
Eaton Corporation plc	142,600	9,832,270

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Omega Growth Fund	11

Security name	Shares	Value

Professional Services: 2.53%
The Advisory Board Company †	153,400	$9,003,046
Verisk Analytics Incorporated Class A †	200,000	12,872,000

		21,875,046

Road & Rail: 3.25%
Hertz Global Holdings Incorporated †	523,375	13,403,634
Kansas City Southern	136,795	14,739,661

		28,143,295

Trading Companies & Distributors: 2.11%
United Rentals Incorporated †	147,700	8,466,164
W.W. Grainger Incorporated	37,400	9,804,036

		18,270,200

Information Technology: 29.53%

Computers & Peripherals: 4.52%
Apple Incorporated	67,100	30,362,750
Stratasys Limited «†	98,673	8,747,361

		39,110,111

Electronic Equipment, Instruments & Components: 1.22%
IPG Photonics Corporation «	173,832	10,586,369

Internet Software & Services: 9.84%
eBay Incorporated †	318,585	16,467,659
Facebook Incorporated Class A †	416,300	15,332,329
Google Incorporated Class A †	37,400	33,196,240
LinkedIn Corporation Class A †	49,200	10,026,468
MercadoLibre Incorporated	86,635	10,173,548

		85,196,244

IT Services: 7.23%
Alliance Data Systems Corporation †	99,100	19,599,998
MasterCard Incorporated Class A	12,811	7,900,222
Vantiv Incorporated Class A †	687,074	17,925,761
Visa Incorporated Class A	97,285	17,220,418

		62,646,399

Semiconductors & Semiconductor Equipment: 1.53%
ARM Holdings plc	218,641	8,778,436
ASML Holding NV	49,800	4,477,020

		13,255,456

Software: 5.19%
CommVault Systems Incorporated †	204,200	17,240,606
Salesforce.com Incorporated †	313,900	13,733,125
ServiceNow Incorporated †	193,800	8,445,804
Splunk Incorporated †	111,111	5,556,661

		44,976,196

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Omega Growth Fund	Portfolio of investments—July 31, 2013

Security name		Shares	Value

Materials: 2.49%

Chemicals: 2.49%
Monsanto Company		129,400	$12,782,132
W.R. Grace & Company †		114,700	8,811,254

			21,593,386

Telecommunication Services: 3.23%

Wireless Telecommunication Services: 3.23%
Crown Castle International Corporation †		184,800	12,982,200
SBA Communications Corporation Class A †		202,702	15,018,191

			28,000,391

Total Common Stocks (Cost $656,319,666)			856,201,115

	Yield

Short-Term Investments: 3.99%

Investment Companies: 3.99%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	10,480,735	10,480,735
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.12	24,067,300	24,067,300

Total Short-Term Investments (Cost $34,548,035)			34,548,035

Total investments in securities
(Cost $690,867,701) *	102.84%	890,749,150
Other assets and liabilities, net	(2.84)	(24,558,988)

Total net assets	100.00%	$866,190,162

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $691,384,657 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$204,658,715
Gross unrealized depreciation	(5,294,222)

Net unrealized appreciation	$199,364,493

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2013	Wells Fargo Advantage Omega Growth Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$856,201,115
In affiliated securities, at value (see cost below)	34,548,035

Total investments, at value (see cost below)	890,749,150
Receivable for investments sold	16,144,224
Receivable for Fund shares sold	1,296,843
Receivable for dividends	48,694
Receivable for securities lending income	12,232
Prepaid expenses and other assets	41,881

Total assets	908,293,024

Liabilities
Payable for investments purchased	15,996,546
Payable for Fund shares redeemed	921,724
Payable upon receipt of securities loaned	24,067,300
Advisory fee payable	492,062
Distribution fees payable	67,694
Due to other related parties	214,779
Accrued expenses and other liabilities	342,757

Total liabilities	42,102,862

Total net assets	$866,190,162

NET ASSETS CONSIST OF
Paid-in capital	$592,832,804
Accumulated net investment loss	(33,049)
Accumulated net realized gains on investments	73,508,958
Net unrealized gains on investments	199,881,449

Total net assets	$866,190,162

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$668,992,179
Shares outstanding – Class A	13,945,847
Net asset value per share – Class A	$47.97
Maximum offering price per share – Class A2	$50.90
Net assets – Class B	$17,476,038
Shares outstanding – Class B	436,176
Net asset value per share – Class B	$40.07
Net assets – Class C	$83,205,901
Shares outstanding – Class C	2,072,202
Net asset value per share – Class C	$40.15
Net assets – Class R	$23,744,527
Shares outstanding – Class R	506,242
Net asset value per share – Class R	$46.90
Net assets – Administrator Class	$69,264,182
Shares outstanding – Administrator Class	1,385,169
Net asset value per share – Administrator Class	$50.00
Net assets – Institutional Class	$3,507,335
Shares outstanding – Institutional Class	69,589
Net asset value per share – Institutional Class	$50.40

Investments in unaffiliated securities (including securities on loan), at cost	$656,319,666

Investments in affiliated securities, at cost	$34,548,035

Total investments, at cost	$690,867,701

Securities on loan, at value	$23,603,235

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Omega Growth Fund	Statement of operations—year ended July 31, 2013

Investment income
Dividends *	$8,063,343
Securities lending income, net	1,263,267
Income from affiliated securities	18,892

Total investment income	9,345,502

Expenses
Advisory fee	5,641,627
Administration fees
Fund level	385,116
Class A	1,570,523
Class B	50,343
Class C	180,910
Class R	47,981
Administrator Class	57,402
Institutional Class	1,109
Shareholder servicing fees
Class A	1,510,118
Class B	48,203
Class C	173,952
Class R	46,135
Administrator Class	137,929
Distribution fees
Class B	145,219
Class C	521,855
Class R	46,135
Custody and accounting fees	46,276
Professional fees	38,497
Registration fees	105,796
Shareholder report expenses	165,564
Trustees’ fees and expenses	9,972
Other fees and expenses	14,193

Total expenses	10,944,855
Less: Fee waivers and/or expense reimbursements	(369,059)

Net expenses	10,575,796

Net investment loss	(1,230,294)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	99,889,570
Net change in unrealized gains (losses) on investments	84,234,481

Net realized and unrealized gains (losses) on investments	184,124,051

Net increase in net assets resulting from operations	$182,893,757

* Net of foreign dividend withholding taxes in the amount of	$59,762

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Omega Growth Fund	15

	Year ended July 31, 2013		Year ended July 31, 2012

Operations
Net investment loss		$(1,230,294)		$(5,704,157)
Net realized gains on investments		99,889,570		7,625,449
Net change in unrealized gains (losses) on investments		84,234,481		10,288,711

Net increase in net assets resulting from operations		182,893,757		12,210,003

Distributions to shareholders from
Net realized gains
Class A		(19,509,990)		0
Class B		(778,633)		0
Class C		(2,595,551)		0
Class R		(558,930)		0
Administrator Class		(1,813,617)		0
Institutional Class		(37,612)		0

Total distributions to shareholders		(25,294,333)		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	2,441,057	104,920,005	2,201,499	82,347,970
Class B	16,792	614,054	13,628	441,767
Class C	566,393	20,612,900	363,194	11,770,550
Class R	271,923	11,504,921	451,637	15,404,053
Administrator Class	672,754	30,573,612	577,854	22,921,932
Institutional Class	55,050	2,614,807	4,727	183,692

		170,840,299		133,069,964

Reinvestment of distributions
Class A	456,141	18,163,520	0	0
Class B	22,894	765,115	0	0
Class C	63,333	2,121,010	0	0
Class R	3,387	132,045	0	0
Administrator Class	33,510	1,388,644	0	0
Institutional Class	902	37,612	0	0

		22,607,946		0

Payment for shares redeemed
Class A	(3,039,206)	(129,087,456)	(3,388,347)	(125,880,445)
Class B	(276,032)	(9,857,351)	(565,700)	(17,861,900)
Class C	(350,073)	(12,599,633)	(351,841)	(10,927,801)
Class R	(170,843)	(7,177,147)	(222,877)	(8,312,137)
Administrator Class	(591,027)	(26,140,182)	(347,524)	(13,590,151)
Institutional Class	(5,455)	(253,725)	(2,140)	(85,297)

		(185,115,494)		(176,657,731)

Net increase (decrease) in net assets resulting from capital share transactions		8,332,751		(43,587,767)

Total increase (decrease) in net assets		165,932,175		(31,377,764)

Net assets
Beginning of period		700,257,987		731,635,751

End of period		$866,190,162		$700,257,987

Accumulated net investment loss		$(33,049)		$(3,338,596)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31				Year ended September 30
CLASS A	2013	2012	2011	2010[1,2]	2009[1]	2008[1]
Net asset value, beginning of period	$39.09	$38.29	$30.11	$28.44	$27.26	$31.44
Net investment income (loss)	(0.02)	(0.28)[3]	(0.29)	(0.10)[3]	0.18 [3]	0.05 [3]
Net realized and unrealized gains (losses) on investments	10.31	1.08	8.47	1.96	1.00	(4.23)

Total from investment operations	10.29	0.80	8.18	1.86	1.18	(4.18)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.19)	0.00	0.00
Net realized gains	(1.41)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.41)	0.00	0.00	(0.19)	0.00	0.00
Net asset value, end of period	$47.97	$39.09	$38.29	$30.11	$28.44	$27.26
Total return[4]	27.07%	2.09%	27.17%	6.53%	4.33%	(13.30)%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.35%	1.36%	1.35%	1.48%	1.44%
Net expenses	1.30%	1.30%	1.30%	1.34%	1.39%	1.37%
Net investment income (loss)	(0.08)%	(0.75)%	(0.80)%	(0.40)%	0.79%	0.16%
Supplemental data
Portfolio turnover rate	88%	101%	123%	116%	26%	44%
Net assets, end of period (000s omitted)	$668,992	$550,758	$584,871	$460,187	$460,082	$465,952

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Omega Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31				Year ended September 30
CLASS B	2013	2012	2011	2010[1,2]	2009[1]	2008[1]
Net asset value, beginning of period	$33.12	$32.68	$25.89	$24.46	$23.62	$27.45
Net investment income (loss)	(0.28)[3]	(0.47)[3]	(0.48)[3]	(0.25)[3]	0.02 [3]	(0.15)[3]
Net realized and unrealized gains (losses) on investments	8.64	0.91	7.27	1.68	0.82	(3.68)

Total from investment operations	8.36	0.44	6.79	1.43	0.84	(3.83)
Distributions to shareholders from
Net realized gains	(1.41)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$40.07	$33.12	$32.68	$25.89	$24.46	$23.62
Total return[4]	26.11%	1.32%	26.23%	5.85%	3.56%	(13.95)%
Ratios to average net assets (annualized)
Gross expenses	2.09%	2.10%	2.12%	2.10%	2.22%	2.16%
Net expenses	2.05%	2.05%	2.05%	2.09%	2.13%	2.11%
Net investment income (loss)	(0.78)%	(1.51)%	(1.55)%	(1.14)%	0.10%	(0.61)%
Supplemental data
Portfolio turnover rate	88%	101%	123%	116%	26%	44%
Net assets, end of period (000s omitted)	$17,476	$22,271	$40,023	$46,434	$51,984	$85,008

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31				Year ended September 30
CLASS C	2013	2012	2011	2010[1,2]	2009[1]	2008[1]
Net asset value, beginning of period	$33.18	$32.75	$25.94	$24.53	$23.69	$27.52
Net investment income (loss)	(0.31)[3]	(0.47)[3]	(0.49)[3]	(0.25)[3]	0.00 [3,4]	(0.15)[3]
Net realized and unrealized gains (losses) on investments	8.69	0.90	7.30	1.68	0.84	(3.68)

Total from investment operations	8.38	0.43	6.81	1.43	0.84	(3.83)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.02)	0.00	0.00
Net realized gains	(1.41)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.41)	0.00	0.00	(0.02)	0.00	0.00
Net asset value, end of period	$40.15	$33.18	$32.75	$25.94	$24.53	$23.69
Total return[5]	26.11%	1.31%	26.25%	5.83%	3.55%	(13.92)%
Ratios to average net assets (annualized)
Gross expenses	2.09%	2.10%	2.11%	2.10%	2.23%	2.16%
Net expenses	2.05%	2.05%	2.05%	2.09%	2.14%	2.11%
Net investment income (loss)	(0.85)%	(1.49)%	(1.55)%	(1.15)%	0.02%	(0.58)%
Supplemental data
Portfolio turnover rate	88%	101%	123%	116%	26%	44%
Net assets, end of period (000s omitted)	$83,206	$59,481	$58,329	$44,892	$43,806	$40,829

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Omega Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31				Year ended September 30
CLASS R	2013	2012	2011	2010[1,2]	2009[1]	2008[1]
Net asset value, beginning of period	$38.35	$37.66	$29.69	$28.09	$26.99	$31.20
Net investment income (loss)	(0.09)	(0.36)[3]	(0.13)	(0.16)[3]	0.08 [3]	(0.02)[3]
Net realized and unrealized gains (losses) on investments	10.05	1.05	8.10	1.94	1.02	(4.19)

Total from investment operations	9.96	0.69	7.97	1.78	1.10	(4.21)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.18)	0.00	0.00
Net realized gains	(1.41)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.41)	0.00	0.00	(0.18)	0.00	0.00
Net asset value, end of period	$46.90	$38.35	$37.66	$29.69	$28.09	$26.99
Total return[4]	26.73%	1.83%	26.89%	6.29%	4.08%	(13.49)%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.60%	1.59%	1.60%	1.76%	1.66%
Net expenses	1.55%	1.55%	1.55%	1.59%	1.67%	1.61%
Net investment income (loss)	(0.38)%	(0.99)%	(1.08)%	(0.65)%	0.35%	(0.08)%
Supplemental data
Portfolio turnover rate	88%	101%	123%	116%	26%	44%
Net assets, end of period (000s omitted)	$23,745	$15,408	$6,515	$1,523	$838	$84

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31				Year ended September 30
ADMINISTRATOR CLASS	2013	2012	2011	2010[1],[2]	2009[1]	2008[1]
Net asset value, beginning of period	$40.60	$39.67	$31.12	$29.39	$28.10	$32.32
Net investment income (loss)	0.07 [3]	(0.19)[3]	(0.21)[3]	(0.04)[3]	0.24 [3]	0.13 [3]
Net realized and unrealized gains (losses) on investments	10.74	1.12	8.76	2.02	1.05	(4.35)

Total from investment operations	10.81	0.93	8.55	1.98	1.29	(4.22)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.25)	0.00	0.00
Net realized gains	(1.41)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.41)	0.00	0.00	(0.25)	0.00	0.00
Net asset value, end of period	$50.00	$40.60	$39.67	$31.12	$29.39	$28.10
Total return[4]	27.35%	2.34%	27.47%	6.75%	4.59%	(13.06)%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.18%	1.11%	1.23%	1.17%
Net expenses	1.05%	1.05%	1.05%	1.09%	1.14%	1.12%
Net investment income (loss)	0.16%	(0.49)%	(0.56)%	(0.16)%	1.00%	0.42%
Supplemental data
Portfolio turnover rate	88%	101%	123%	116%	26%	44%
Net assets, end of period (000s omitted)	$69,264	$51,560	$41,242	$29,724	$32,437	$23,910

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Omega Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$40.81	$39.77	$31.12	$31.12
Net investment income (loss)	0.11 [2]	(0.10)	(0.03)	0.00
Net realized and unrealized gains (losses) on investments	10.89	1.14	8.68	0.00

Total from investment operations	11.00	1.04	8.65	0.00
Distributions to shareholders from
Net realized gains	(1.41)	0.00	0.00	0.00
Net asset value, end of period	$50.40	$40.81	$39.77	$31.12
Total return[3]	27.68%	2.62%	27.80%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.92%	0.88%	0.00%
Net expenses	0.80%	0.80%	0.80%	0.00%
Net investment income (loss)	0.24%	(0.24)%	(0.34)%	0.00%
Supplemental data
Portfolio turnover rate	88%	101%	123%	116%
Net assets, end of period (000s omitted)	$3,507	$779	$656	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Omega Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

Notes to financial statements	Wells Fargo Advantage Omega Growth Fund	23

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At July 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$4,535,841	$(4,535,841)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

24	Wells Fargo Advantage Omega Growth Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$856,201,115	$0	$0	$856,201,115
Short-term investments
Investment companies	10,480,735	24,067,300	0	34,548,035
	$866,681,850	$24,067,300	$0	$890,749,150

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended July 31, 2013, the advisory fee was equivalent to an annual rate of 0.73% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase. Prior to May 1, 2013, WellsCap received a fee at an annual rate which started at 0.45% and declined to 0.20% as the average daily net assets of the Fund increased.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08

Notes to financial statements	Wells Fargo Advantage Omega Growth Fund	25

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.05% for Administrator Class shares, and 0.80% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended July 31, 2013, Wells Fargo Funds Distributor, LLC received $66,342 from the sale of Class A shares and $251, $937, and $2,177 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2013 were $670,398,736 and $665,052,771, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2013, the Fund paid $1,272 in commitment fees.

For the year ended July 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended July 31, 2013 was $25,294,333 of long-term capital gains. For the year ended July 31, 2012, the Fund did not pay any distributions to shareholders.

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$15,635,121	$58,390,793	$199,364,493

8. CONCENTRATION RISK

Concentration risks results from exposure to a limited number of sectors. Funds that invest a substantial portion of their assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into

26	Wells Fargo Advantage Omega Growth Fund	Notes to financial statements

contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Omega Growth Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Omega Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, each of the periods within the period from October 1, 2009 through July 31, 2010, and each of the years in the two-year period ended September 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Omega Growth Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2013

28	Wells Fargo Advantage Omega Growth Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $25,294,333 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Omega Growth Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Omega Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Omega Growth Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Omega Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management, Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the

32	Wells Fargo Advantage Omega Growth Fund	Other information (unaudited)

methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell 3000® Growth Index, for the one-, five- and ten-year periods under review and lower than its benchmark for the three-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the three-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during this period. The Board noted the positive performance of the Fund relative to the Universe and the benchmark for all other periods under review and was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the median rates for the Fund’s expense Groups. However, the Board viewed favorably the agreed-upon revision to the advisory fee schedule for the Fund. The Board also viewed favorably the fact that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the Sub-Adviser agreed to revise the sub-advisory fee schedule for the Fund. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Omega Growth Fund	33

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

34	Wells Fargo Advantage Omega Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

218822 09-13 A211/AR211 7-13

Wells Fargo Advantage

Premier Large Company Growth Fund

Annual Report

July 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of July 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Premier Large Company Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Premier Large Company Growth Fund for the 12-month period that ended July 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, however, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program led to considerable global stock market volatility. However, increased confidence that the U.S. economy was staging a fragile recovery, combined with resilience in European economies, resulted in double-digit returns for major U.S. stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. The FOMC continued its policy of monetary easing into 2013. However, comments by Fed Chairman Ben Bernanke in June 2013 that the FOMC might reduce (or taper) its bond-buying program caused stocks to sell off around the globe. Additional comments by Chairman Bernanke and other members of the FOMC helped lend clarity to the central bank’s plans, and by early July 2013, global stock markets had regained their footing.

European markets continued to benefit from the ECB’s September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. Moreover, in May 2013, the ECB cut its key rate to a historic low of 0.50%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Global stock markets received further liquidity-driven support in April 2013, when the Bank of Japan’s new governor, Haruhiko Kuroda, announced one of the world’s most aggressive monetary easing programs with the goal of propelling Japan’s deflation-prone economy to a 2% annualized rate of inflation.

U.S. and developed foreign market stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a solid 2.8% annualized rate in the third quarter of 2012 but fell back to a 0.1% annualized rate in the fourth quarter. Many analysts attributed the fourth-quarter weakness to the temporary aftereffects of Hurricane Sandy, which devastated the Eastern Seaboard in October 2012, a view that was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013 and a 2.5% annualized rate in the second quarter. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.1% in August 2012 to 7.4% in July 2013. The federal budget sequestration that took effect on March 1, 2013, had the potential to reduce economic growth, but investors paid more attention to economic fundamentals such as a recovery in the housing market.

Letter to shareholders (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	3

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models. In the S&P 500 Index1, for example, health care and consumer discretionary stocks strongly outperformed for the full 12-month period, but information technology stocks lagged. Dividend-paying stocks initially outperformed as investors continued to seek yield in a historically low-yielding environment. After Chairman Bernanke’s taper comments in June 2013, however, dividend-paying stocks sold off as investors anticipated a rise in interest rates. Traditionally high-yielding sectors, such as utilities and telecommunication services, ended the 12-month period with gains that were less than the return of the S&P 500 Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Premier Large Company Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Average annual total returns1 (%) as of July 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKJAX)	1-20-1998	16.07	9.98	8.40	23.11	11.30	9.05	1.24	1.13
Class B (EKJBX)*	9-11-1935	17.20	10.19	8.50	22.20	10.46	8.50	1.99	1.88
Class C (EKJCX)	1-22-1998	21.14	10.45	8.23	22.14	10.45	8.23	1.99	1.88
Class R4 (EKJRX)	11-30-2012	–	–	–	23.52	11.63	9.37	0.91	0.81
Class R6 (EKJFX)	11-30-2012	–	–	–	23.64	11.67	9.39	0.76	0.66
Administrator Class (WFPDX)	7-16-2010	–	–	–	23.24	11.42	9.16	1.08	0.96
Institutional Class (EKJYX)	6-30-1999	–	–	–	23.64	11.67	9.39	0.81	0.71
Investor Class (WFPNX)	7-16-2010	–	–	–	22.96	11.21	8.97	1.30	1.19
Russell 1000® Growth Index[4]	–	–	–	–	21.64	9.01	7.69	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	5

Growth of $10,000 investment[5] as of July 31, 2013

1.	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Investor Class shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Investor Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Large Company Growth Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.12% for Class A, 1.87% for Class B, 1.87% for Class C, 0.80% for Class R4, 0.65% for Class R6, 0.95% for Administrator Class, 0.70% for Institutional Class, and 1.18% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Premier Large Company Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period that ended July 31, 2013. The outperformance was largely attributed to stock selection within the information technology (IT) and consumer staples sectors.

■	One of the chief contributors during the period was biotechnology holding Celgene Corporation. The company generated strong revenue growth from therapies that treat cancer and immune-inflammatory diseases. Additionally, the stock rallied as investors were encouraged by long-term growth prospects from developments within its drug pipeline.

■	One of the main detractors from the Fund’s performance during the one-year period was Energy XXI (Bermuda) Limited. The company reported slower growth largely due to lower-than-expected drilling production and realization figures.

■	Our bottom-up investment process focuses on companies whose growth is robust, sustainable, and underappreciated by the market. Consequently, we were able to gain valuable insight on themes and trends within various industries within the growth space and positioned our portfolio in stocks that we believed possess the best risk/reward trade-offs.

In the midst of a strong advance for the U.S. equity market, the Fund outperformed the Russell 1000 Growth Index during the 12-month period.

Despite some uncertainty in the economic landscape, equity markets rallied as improvements in the U.S. housing market, consumer and business spending, and the labor market materialized during the period. Many of these enhancements provided a backdrop for strong corporate earnings and modest growth in the overall economy. The Federal Reserve (Fed) policy of maintaining artificially low interest rates prompted investors to seek out higher-dividend-yielding equities in exchange for companies with higher longer-term growth rates. For much of the period, investor preference for higher dividend yields presented a headwind for our portfolio as our style tends to focus on companies that exhibit higher growth metrics. Nevertheless, the Fund achieved significant outperformance following the Fed’s announcement that stimulus may be reduced by the end of the year, which contributed to a shift in market leadership to higher growth companies emphasized in our investment process.

Ten largest equity holdings[6] (%) as of July 31, 2013
Google Incorporated Class A	3.97
eBay Incorporated	3.44
Whole Foods Market Incorporated	3.17
Alexion Pharmaceuticals Incorporated	2.92
Dollar Tree Incorporated	2.66
Concho Resources Incorporated	2.26
Apple Incorporated	2.24
Celgene Corporation	1.99
Starbucks Corporation	1.88
Kansas City Southern Railway Company	1.83

Gains from our holdings in the IT and consumer staples sectors lifted the Fund’s relative performance. However, stock selection within the consumer discretionary sector served as the main detractor for the Fund.

The Fund’s relative performance was aided by stock selection within the IT and consumer staples sectors. Internet software and services firm MercadoLibre Incorporated provided solid contributions due to advancements in its online marketplace and payment systems. The Argentinian provider of e-commerce generated solid earnings and revenue growth in spite of the weakening economies in Latin America. In addition, natural and organic food retailer Whole Foods Market Incorporated outperformed as a result of strong same-store sales growth and higher return on invested capital. These advancements were assisted by increases in capital expenditures and continued efficiencies and disciplines regarding new store openings.

Our relative performance was largely hindered by stocks within the consumer discretionary sector and our portfolio underweight in the media industry. Specialty retailer O’Reilly Automotive, which we no longer hold, was negatively affected by some deceleration in same-store-sales growth mainly due to adverse weather conditions. The company’s performance was also affected by increasing competition from online-based business models as global logistics systems improved delivery times.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	7

Sector distribution[7] as of July 31, 2013

Despite investor bias at times for higher dividend yielding equities, our shareholders were rewarded for our disciplined investment approach.

We remain focused on bottom-up analysis and have not wavered from our discipline of identifying companies where the market has underappreciated the growth potential. Recently, investors have begun to recognize the higher growth prospects of our holdings as there was a shift in focus back toward traditional growth metrics. Despite the broad equity market trading near all-time highs, valuations for growth stocks still look attractive as these stocks are generally trading at an approximate 20% discount to their long-term historical averages. Consequently, we believe that our portfolio is well positioned to take advantage of secular growth drivers as we enter the second half of 2013.

Please see footnotes on page 5.

8	Wells Fargo Advantage Premier Large Company Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2013 to July 31, 2013.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2013	Ending account value 7-31-2013	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,115.35	$5.87	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61	1.12%
Class B
Actual	$1,000.00	$1,110.78	$9.79	1.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.52	$9.35	1.87%
Class C
Actual	$1,000.00	$1,110.01	$9.78	1.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.52	$9.35	1.87%
Class R4
Actual	$1,000.00	$1,115.99	$4.20	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class R6
Actual	$1,000.00	$1,116.87	$3.41	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,115.83	$4.98	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$1,117.85	$3.68	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Investor Class
Actual	$1,000.00	$1,113.78	$6.18	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.94	$5.91	1.18%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Premier Large Company Growth Fund	9

Security name	Shares	Value

Common Stocks: 98.58%

Consumer Discretionary: 20.99%

Auto Components: 0.40%
BorgWarner Incorporated †	87,380	$8,338,673
Delphi Automotive plc	136,490	7,332,243

		15,670,916

Distributors: 0.38%
LKQ Corporation †	569,520	14,847,386

Hotels, Restaurants & Leisure: 3.90%
Chipotle Mexican Grill Incorporated †	123,910	51,084,376
McDonald’s Corporation	290,680	28,509,894
Starbucks Corporation	1,035,440	73,764,746

		153,359,016

Internet & Catalog Retail: 3.13%
Amazon.com Incorporated †	234,550	70,651,151
priceline.com Incorporated †	59,880	52,435,120

		123,086,271

Multiline Retail: 4.44%
Dollar General Corporation †	485,680	26,552,126
Dollar Tree Incorporated †	1,948,610	104,542,927
Nordstrom Incorporated	708,980	43,417,935

		174,512,988

Specialty Retail: 5.81%
Cabela’s Incorporated †	76,500	5,250,960
CarMax Incorporated †	1,418,190	69,548,038
Dick’s Sporting Goods Incorporated	634,220	32,605,250
GNC Holdings Incorporated Class A	475,700	25,107,446
Tractor Supply Company	450,940	54,622,362
Ulta Salon Cosmetics & Fragrance Incorporated †	405,840	40,949,256

		228,083,312

Textiles, Apparel & Luxury Goods: 2.93%
lululemon athletica incorporated «†	783,810	54,529,662
Michael Kors Holdings Limited †	268,894	18,107,322
Nike Incorporated Class B	153,390	9,651,299
Under Armour Incorporated Class A †	487,860	32,750,042

		115,038,325

Consumer Staples: 6.71%

Beverages: 1.00%
The Coca-Cola Company	985,910	39,515,273

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Premier Large Company Growth Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

Food & Staples Retailing: 4.28%
Costco Wholesale Corporation	372,290	$43,665,894
Whole Foods Market Incorporated	2,237,500	124,360,250

		168,026,144

Food Products: 0.40%
Mondelez International Incorporated Class A	506,500	15,838,255

Household Products: 0.35%
Colgate-Palmolive Company	228,500	13,680,295

Personal Products: 0.68%
Coty Incorporated †	378,939	6,513,961
Estee Lauder Companies Incorporated Class A	307,190	20,167,024

		26,680,985

Energy: 5.44%

Energy Equipment & Services: 0.86%
National Oilwell Varco Incorporated	182,030	12,773,045
Schlumberger Limited	259,470	21,102,695

		33,875,740

Oil, Gas & Consumable Fuels: 4.58%
Concho Resources Incorporated †	992,210	88,991,315
Continental Resources Incorporated «†	147,930	13,653,939
Energy XXI (Bermuda) Limited	339,090	9,104,567
Pioneer Natural Resources Company	441,070	68,259,993

		180,009,814

Financials: 5.79%

Capital Markets: 2.52%
Ameriprise Financial Incorporated	402,220	35,797,580
TD Ameritrade Holding Corporation	2,333,210	63,066,666

		98,864,246

Consumer Finance: 2.92%
American Express Company	870,200	64,194,654
Discover Financial Services	1,022,890	50,643,284

		114,837,938

REITs: 0.35%
American Tower Corporation	196,500	13,910,235

Health Care: 18.25%

Biotechnology: 10.29%
Alexion Pharmaceuticals Incorporated †	986,490	114,659,733
Biogen Idec Incorporated †	180,040	39,272,125
BioMarin Pharmaceutical Incorporated †	297,050	19,204,283
Celgene Corporation †	532,359	78,182,243

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Premier Large Company Growth Fund	11

Security name	Shares	Value

Biotechnology (continued)
Gilead Sciences Incorporated †	979,630	$60,198,264
Medivation Incorporated †	199,500	11,545,065
Onyx Pharmaceuticals Incorporated †	238,970	31,376,761
Quintiles Transnational Holdings Incorporated †	77,985	3,497,627
Regeneron Pharmaceuticals Incorporated †	91,130	24,610,568
Vertex Pharmaceuticals Incorporated †	271,040	21,628,992

		404,175,661

Health Care Equipment & Supplies: 0.99%
Covidien plc	633,990	39,072,804

Health Care Providers & Services: 3.29%
AmerisourceBergen Corporation	679,900	39,617,773
Catamaran Corporation †	769,380	40,623,264
Express Scripts Holding Corporation †	748,940	49,093,017

		129,334,054

Health Care Technology: 1.43%
Cerner Corporation †	1,142,640	55,989,360

Life Sciences Tools & Services: 0.91%
Mettler-Toledo International Incorporated †	162,220	35,785,732

Pharmaceuticals: 1.34%
Allergan Incorporated	135,840	12,377,741
Mallinckrodt plc †	79,124	3,630,989
Merck & Company Incorporated	226,500	10,910,505
Perrigo Company	207,380	25,795,998

		52,715,233

Industrials: 10.52%

Aerospace & Defense: 3.05%
Precision Castparts Corporation	167,150	37,060,498
The Boeing Company	191,160	20,090,916
United Technologies Corporation	592,100	62,507,997

		119,659,411

Air Freight & Logistics: 1.01%
United Parcel Service Incorporated Class B	456,640	39,636,352

Airlines: 0.19%
Southwest Airlines Company	546,160	7,553,393

Building Products: 0.60%
Fortune Brands Home & Security Incorporated †	571,640	23,614,448

Industrial Conglomerates: 0.84%
Danaher Corporation	490,730	33,045,758

Machinery: 0.61%
Flowserve Corporation	423,550	24,006,814

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Premier Large Company Growth Fund	Portfolio of investments—July 31, 2013

Security name	Shares	Value

Professional Services: 0.44%
Verisk Analytics Incorporated Class A †	268,160	$17,258,778

Road & Rail: 3.78%
J.B. Hunt Transport Services Incorporated	138,060	10,344,836
Kansas City Southern Railway Company	665,900	71,750,725
Norfolk Southern Corporation	438,340	32,068,954
Union Pacific Corporation	217,570	34,504,426

		148,668,941

Information Technology: 27.56%

Communications Equipment: 2.36%
Cisco Systems Incorporated	1,404,660	35,889,063
QUALCOMM Incorporated	883,480	57,028,634

		92,917,697

Computers & Peripherals: 2.55%
Apple Incorporated	194,880	88,183,200
EMC Corporation	461,500	12,068,225

		100,251,425

Internet Software & Services: 10.18%
Akamai Technologies Incorporated †	540,810	25,526,232
eBay Incorporated †	2,612,500	135,040,125
Facebook Incorporated Class A †	715,990	26,369,912
Google Incorporated Class A †	175,720	155,969,072
MercadoLibre Incorporated «	372,820	43,780,253
Rackspace Hosting Incorporated †	293,370	13,286,727

		399,972,321

IT Services: 5.89%
Accenture plc	238,000	17,566,780
Alliance Data Systems Corporation †	256,280	50,687,058
Cognizant Technology Solutions Corporation Class A †	789,820	57,175,070
MasterCard Incorporated Class A	105,680	64,529,265
Visa Incorporated Class A	233,240	41,285,812

		231,243,985

Semiconductors & Semiconductor Equipment: 3.25%
Avago Technologies Limited	603,000	22,118,040
Linear Technology Corporation	338,160	13,715,770
Maxim Integrated Products Incorporated	464,330	13,279,838
Microchip Technology Incorporated	1,466,670	58,285,466
Xilinx Incorporated	431,830	20,162,143

		127,561,257

Software: 3.33%
Citrix Systems Incorporated †	589,030	42,421,941
Fortinet Incorporated †	1,257,970	26,731,863

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2013	Wells Fargo Advantage Premier Large Company Growth Fund	13

Security name		Shares	Value

Software (continued)
Salesforce.com Incorporated †		1,154,450	$50,507,188
SolarWinds Incorporated †		311,050	11,039,165

			130,700,157

Materials: 3.32%

Chemicals: 3.32%
Airgas Incorporated		226,800	23,408,028
Monsanto Company		600,340	59,301,585
Praxair Incorporated		397,600	47,779,587

			130,489,200

Total Common Stocks (Cost $3,047,724,268)			3,873,489,920

	Yield
Short-Term Investments: 3.83%

Investment Companies : 3.83%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	103,672,843	103,672,843
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.12	46,775,400	46,775,400

Total Short-Term Investments (Cost $150,448,243)			150,448,243

Total investments in securities (Cost $3,198,172,511) *	102.41%	4,023,938,163
Other assets and liabilities, net	(2.41)	(94,750,286)

Total net assets	100.00%	$3,929,187,877

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $3,210,699,516 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$833,315,205
Gross unrealized depreciation	(20,076,558)

Net unrealized appreciation	$813,238,647

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Premier Large Company Growth Fund	Statement of assets and liabilities—July 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$3,873,489,920
In affiliated securities, at value (see cost below)	150,448,243

Total investments, at value (see cost below)	4,023,938,163
Receivable for investments sold	60,426,776
Receivable for Fund shares sold	22,640,250
Receivable for dividends	934,105
Receivable for securities lending income	21,629
Prepaid expenses and other assets	183,277

Total assets	4,108,144,200

Liabilities
Payable for investments purchased	124,705,061
Payable for Fund shares redeemed	4,214,331
Payable upon receipt of securities loaned	46,775,400
Advisory fee payable	1,712,772
Distribution fees payable	175,232
Due to other related parties	722,584
Accrued expenses and other liabilities	650,943

Total liabilities	178,956,323

Total net assets	$3,929,187,877

NET ASSETS CONSIST OF
Paid-in capital	$3,221,610,800
Accumulated net investment loss	(5,274,874)
Accumulated net realized losses on investments	(112,913,701)
Net unrealized gains on investments	825,765,652

Total net assets	$3,929,187,877

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$1,515,861,608
Shares outstanding – Class A	120,606,768
Net asset value per share – Class A	$12.57
Maximum offering price per share – Class A2	$13.34
Net assets – Class B	$5,637,488
Shares outstanding – Class B	501,889
Net asset value per share – Class B	$11.23
Net assets – Class C	$279,202,761
Shares outstanding – Class C	24,918,544
Net asset value per share – Class C	$11.20
Net assets – Class R4	$131,117
Share outstanding – Class R4	10,323
Net asset value per share – Class R4	$12.70
Net assets – Class R6	$4,629,198
Share outstanding – Class R6	364,205
Net asset value per share – Class R6	$12.71
Net assets – Administrator Class	$640,493,884
Shares outstanding – Administrator Class	50,736,342
Net asset value per share – Administrator Class	$12.62
Net assets – Institutional Class	$1,328,994,010
Shares outstanding – Institutional Class	104,585,980
Net asset value per share – Institutional Class	$12.71
Net assets – Investor Class	$154,237,811
Shares outstanding – Investor Class	12,305,722
Net asset value per share – Investor Class	$12.53

Investments in unaffiliated securities (including securities on loan), at cost	$3,047,724,268

Investments in affiliated securities, at cost	$150,448,243

Total investments, at cost	$3,198,172,511

Securities on loan, at value	$45,424,270

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2013	Wells Fargo Advantage Premier Large Company Growth Fund	15

Investment income
Dividends	$22,963,965
Securities lending income, net	377,931
Income from affiliated securities	107,299

Total investment income	23,449,195

Expenses
Advisory fee	15,185,036
Administration fees
Fund level	1,245,208
Class A	3,122,531
Class B	16,025
Class C	530,971
Class R4	28	[1]
Class R6	411	[1]
Administrator Class	432,830
Institutional Class	416,299
Investor Class	398,244
Shareholder servicing fees
Class A	3,002,434
Class B	15,409
Class C	510,549
Class R4	36	[1]
Administrator Class	1,082,076
Investor Class	304,477
Distribution fees
Class B	46,226
Class C	1,531,648
Custody and accounting fees	126,380
Professional fees	40,216
Registration fees	170,879
Shareholder report expenses	241,100
Trustees’ fees and expenses	11,914
Other fees and expenses	24,681

Total expenses	28,455,608
Less: Fee waivers and/or expense reimbursements	(1,788,719)

Net expenses	26,666,889

Net investment loss	(3,217,694)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(23,360,925)
Net change in unrealized gains (losses) on investments	576,741,851

Net realized and unrealized gains (losses) on investments	553,380,926

Net increase in net assets resulting from operations	$550,163,232

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Premier Large Company Growth Fund	Statement of changes in net assets

	Year ended July 31, 2013		Year ended July 31, 2012

Operations
Net investment loss		$(3,217,694)		$(3,471,557)
Net realized losses on investments		(23,360,925)		(12,384,049)
Net change in unrealized gains (losses) on investments		576,741,851		59,888,274

Net increase in net assets resulting from operations		550,163,232		44,032,668

Distributions to shareholders from
Net realized gains
Class A		0		(16,290,743)
Class B		0		(232,403)
Class C		0		(1,336,936)
Administrator Class		0		(1,567,504)
Institutional Class		0		(1,091,657)
Investor Class		0		(2,041,518)

Total distributions to shareholders		0		(22,560,761)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	49,335,147	553,272,236	42,270,679	428,631,194
Class B	62,609	628,941	147,942	1,313,239
Class C	13,893,047	138,936,604	11,676,942	107,232,818
Class R4	10,323 [1]	118,563 [1]	N/A	N/A
Class R6	389,039 [1]	4,458,029 [1]	N/A	N/A
Administrator Class	38,801,671	437,518,368	22,142,988	228,066,460
Institutional Class	93,560,023	1,099,346,660	20,663,426	216,235,544
Investor Class	4,558,094	51,317,595	3,709,555	36,729,360

		2,285,596,996		1,018,208,615

Reinvestment of distributions
Class A	0	0	1,545,287	14,602,964
Class B	0	0	23,672	202,400
Class C	0	0	93,610	797,556
Administrator Class	0	0	120,175	1,136,851
Institutional Class	0	0	101,699	965,124
Investor Class	0	0	210,675	1,986,664

		0		19,691,559

Payment for shares redeemed
Class A	(20,029,188)	(225,190,548)	(15,257,112)	(153,404,356)
Class B	(317,995)	(3,178,971)	(553,290)	(4,914,654)
Class C	(3,149,685)	(31,843,465)	(1,583,958)	(14,105,661)
Class R6	(24,834)[1]	(290,259)[1]	N/A	N/A
Administrator Class	(12,658,949)	(144,005,179)	(3,160,176)	(31,356,149)
Institutional Class	(10,729,480)	(123,281,356)	(2,085,091)	(21,201,424)
Investor Class	(2,036,199)	(22,879,772)	(2,183,993)	(20,873,074)

		(550,669,550)		(245,855,318)

Net increase in net assets resulting from capital share transactions		1,734,927,446		792,044,856

Total increase in net assets		2,285,090,678		813,516,763

Net assets
Beginning of period		1,644,097,199		830,580,436

End of period		$3,929,187,877		$1,644,097,199

Accumulated net investment loss		$(5,274,874)		$(2,603,259)

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Premier Large Company Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31				Year ended September 30
CLASS A	2013	2012	2011	2010[1,2]	2009[1]	2008[1]
Net asset value, beginning of period	$10.21	$9.89	$7.75	$7.23	$7.20	$8.50
Net investment income (loss)	(0.02)	(0.03)[3]	(0.01)	0.00 [3,4]	0.05 [3]	0.03 [3]
Net realized and unrealized gains (losses) on investments	2.38	0.60	2.15	0.57	0.02	(1.33)

Total from investment operations	2.36	0.57	2.14	0.57	0.07	(1.30)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.00)[4]	(0.05)	(0.04)	(0.00)[4]
Net realized gains	0.00	(0.25)	0.00	0.00	0.00	0.00

Total distributions to shareholders	0.00	(0.25)	(0.00)[4]	(0.05)	(0.04)	(0.00)[4]
Net asset value, end of period	$12.57	$10.21	$9.89	$7.75	$7.23	$7.20
Total return[5]	23.11%	6.08%	27.55%	7.93%	1.04%	(15.25)%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.23%	1.24%	1.09%	1.12%	1.09%
Net expenses	1.12%	1.12%	1.12%	1.08%	1.12%	1.07%
Net investment income (loss)	(0.15)%	(0.30)%	(0.13)%	0.06%	0.86%	0.44%
Supplemental data
Portfolio turnover rate	32%	51%	65%	89%	24%	39%
Net assets, end of period (000s omitted)	$1,515,862	$932,106	$620,262	$491,290	$268,422	$276,771

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31				Year ended September 30
CLASS B	2013	2012	2011	2010[1,2]	2009[1]	2008[1]
Net asset value, beginning of period	$9.19	$8.99	$7.10	$6.62	$6.60	$7.85
Net investment income (loss)	(0.09)[3]	(0.09)[3]	(0.07)[3]	(0.04)[3]	0.01 [3]	(0.02)[3]
Net realized and unrealized gains (losses) on investments	2.13	0.54	1.96	0.52	0.01	(1.23)

Total from investment operations	2.04	0.45	1.89	0.48	0.02	(1.25)
Distributions to shareholders from
Net realized gains	0.00	(0.25)	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.23	$9.19	$8.99	$7.10	$6.62	$6.60
Total return[4]	22.20%	5.22%	26.62%	7.25%	0.30%	(15.92)%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.97%	2.00%	1.84%	1.87%	1.81%
Net expenses	1.87%	1.87%	1.87%	1.83%	1.87%	1.81%
Net investment income (loss)	(0.87)%	(1.04)%	(0.85)%	(0.69)%	0.11%	(0.31)%
Supplemental data
Portfolio turnover rate	32%	51%	65%	89%	24%	39%
Net assets, end of period (000s omitted)	$5,637	$6,962	$10,244	$13,957	$7,951	$10,489

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Premier Large Company Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31				Year ended September 30
CLASS C	2013	2012	2011	2010[1,2]	2009[1]	2008[1]
Net asset value, beginning of period	$9.17	$8.97	$7.08	$6.62	$6.59	$7.84
Net investment income (loss)	(0.09)[3]	(0.10)[3]	(0.08)[3]	(0.04)[3]	0.00 [3,4]	(0.02)[3]
Net realized and unrealized gains (losses) on investments	2.12	0.55	1.97	0.52	0.03	(1.23)

Total from investment operations	2.03	0.45	1.89	0.48	0.03	(1.25)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.02)	0.00	0.00
Net realized gains	0.00	(0.25)	0.00	0.00	0.00	0.00

Total distributions to shareholders	0.00	(0.25)	0.00	(0.02)	0.00	0.00
Net asset value, end of period	$11.20	$9.17	$8.97	$7.08	$6.62	$6.59
Total return[5]	22.14%	5.24%	26.69%	7.18%	0.46%	(15.94)%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.98%	1.99%	1.84%	1.87%	1.82%
Net expenses	1.87%	1.87%	1.87%	1.83%	1.87%	1.82%
Net investment income (loss)	(0.91)%	(1.07)%	(0.90)%	(0.68)%	0.08%	(0.30)%
Supplemental data
Portfolio turnover rate	32%	51%	65%	89%	24%	39%
Net assets, end of period (000s omitted)	$279,203	$129,980	$35,783	$22,246	$13,717	$10,046

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R4	Year ended July 31, 2013[1]
Net asset value, beginning of period	$10.81
Net investment income	0.00 [2]
Net realized and unrealized gains (losses) on investments	1.89

Total from investment operations	1.89
Net asset value, end of period	$12.70
Total return[3]	17.48%
Ratios to average net assets (annualized)
Gross expenses	0.85%
Net expenses	0.80%
Net investment income	0.06%
Supplemental data
Portfolio turnover rate	32%
Net assets, end of period (000s omitted)	$131

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Premier Large Company Growth Fund	21

(For a share outstanding throughout the period)

CLASS R6	Year ended July 31, 2013[1]
Net asset value, beginning of period	$10.81
Net investment income	0.00 [2]
Net realized and unrealized gains (losses) on investments	1.90

Total from investment operations	1.90
Net asset value, end of period	$12.71
Total return[3]	17.58%
Ratios to average net assets (annualized)
Gross expenses	0.71%
Net expenses	0.65%
Net investment income	0.05%
Supplemental data
Portfolio turnover rate	32%
Net assets, end of period (000s omitted)	$4,629

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.24	$9.90	$7.75	$7.53
Net investment income (loss)	(0.00)[2]	(0.02)	0.00 [2]	(0.00)[2]
Net realized and unrealized gains (losses) on investments	2.38	0.61	2.16	0.22

Total from investment operations	2.38	0.59	2.16	0.22
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	0.00
Net realized gains	0.00	(0.25)	0.00	0.00

Total distributions to shareholders	0.00	(0.25)	(0.01)	0.00
Net asset value, end of period	$12.62	$10.24	$9.90	$7.75
Total return[3]	23.24%	6.28%	27.75%	2.92%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.07%	1.08%	1.13%
Net expenses	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	(0.01)%	(0.16)%	0.01%	(0.34)%
Supplemental data
Portfolio turnover rate	32%	51%	65%	89%
Net assets, end of period (000s omitted)	$640,494	$251,759	$54,335	$36,508

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Premier Large Company Growth Fund	23

(For a share outstanding throughout each period)

	Year ended July 31				Year ended September 30
INSTITUTIONAL CLASS	2013	2012	2011	2010[1,2]	2009[1]	2008[1]
Net asset value, beginning of period	$10.28	$9.91	$7.75	$7.24	$7.22	$8.53
Net investment income	0.00 [3]	0.00 [3,4]	0.02 [4]	0.02	0.06 [4]	0.05 [4]
Net realized and unrealized gains (losses) on investments	2.43	0.62	2.15	0.57	0.02	(1.33)

Total from investment operations	2.43	0.62	2.17	0.59	0.08	(1.28)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	(0.08)	(0.06)	(0.03)
Net realized gains	0.00	(0.25)	0.00	0.00	0.00	0.00

Total distributions to shareholders	0.00	(0.25)	(0.01)	(0.08)	(0.06)	(0.03)
Net asset value, end of period	$12.71	$10.28	$9.91	$7.75	$7.24	$7.22
Total return[5]	23.64%	6.48%	28.03%	8.20%	1.28%	(15.07)%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.79%	0.81%	0.83%	0.87%	0.81%
Net expenses	0.71%	0.75%	0.75%	0.82%	0.87%	0.81%
Net investment income	0.16%	0.04%	0.22%	0.34%	1.04%	0.68%
Supplemental data
Portfolio turnover rate	32%	51%	65%	89%	24%	39%
Net assets, end of period (000s omitted)	$1,328,994	$223,616	$30,493	$18,841	$11,335	$6,321

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Amount is less than $0.005.

4.	Calculated based upon average shares outstanding

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.19	$9.87	$7.75	$7.54
Net investment loss	(0.02)	(0.03)	(0.02)	(0.00)[2]
Net realized and unrealized gains (losses) on investments	2.36	0.60	2.15	0.21

Total from investment operations	2.34	0.57	2.13	0.21
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	0.00
Net realized gains	0.00	(0.25)	0.00	0.00

Total distributions to shareholders	0.00	(0.25)	(0.01)	0.00
Net asset value, end of period	$12.53	$10.19	$9.87	$7.75
Total return[3]	22.96%	5.99%	27.48%	2.79%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.29%	1.31%	1.36%
Net expenses	1.18%	1.19%	1.19%	1.19%
Net investment loss	(0.21)%	(0.37)%	(0.20)%	(0.59)%
Supplemental data
Portfolio turnover rate	32%	51%	65%	89%
Net assets, end of period (000s omitted)	$154,238	$99,675	$79,464	$64,781

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Premier Large Company Growth Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

26	Wells Fargo Advantage Premier Large Company Growth Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized losses on investments
$(592,860)	$546,079	$46,781

As of July 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $66,018,086 with $47,798,610 expiring in 2016 and $18,219,476 expiring in 2017.

As of July 31, 2013, the Fund had $34,368,610 of current year deferred post-October capital losses and a qualified late-year ordinary loss of $5,249,397 which will both be recognized on the first day of the following fiscal year. A late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31 and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized.

Notes to financial statements	Wells Fargo Advantage Premier Large Company Growth Fund	27

Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$3,873,489,920	$0	$0	$3,873,489,920

Short-term investments
Investment companies	103,672,843	46,775,400	0	150,448,243
	$3,977,162,763	$46,775,400	$0	$4,023,938,163

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2013, the advisory fee was equivalent to an annual rate of 0.61% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.275% as the average daily net assets of the Fund increase. Prior to May 1, 2013, WellsCap received an annual fee which started at 0.35% and declined to 0.15% as the average daily net assets of the Fund increased.

28	Wells Fargo Advantage Premier Large Company Growth Fund	Notes to financial statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.12% for Class A shares, 1.87% for Class B shares, 1.87% for Class C shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares, 0.70% for Institutional Class shares, and 1.18% for Investor Class shares. Prior to December 1, 2012, the Fund’s expenses were capped at 0.75% for Institutional Class shares and 1.19% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended July 31, 2013, Wells Fargo Funds Distributor, LLC received $288,801 from the sale of Class A shares and $1,095 and $13,770 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2013 were $2,524,646,116 and $774,818,848, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2013, the Fund paid $3,737 in commitment fees.

For the year ended July 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

For the year ended July 31, 2013, the Fund did not have any distributions paid to shareholders. The tax character of distributions paid for the year ended July 31, 2012 was $22,560,761 of long-term capital gains.

Notes to financial statements	Wells Fargo Advantage Premier Large Company Growth Fund	29

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Late-year ordinary losses deferred *	Post-October capital losses deferred *	Capital loss carryforward
$813,238,647	$(5,249,397)	$(34,368,610)	$(66,018,086)
*	This amount will be recognized on the first day of the following fiscal year.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Funds that invest a substantial portion of their assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

30	Wells Fargo Advantage Premier Large Company Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, each of the periods within the period from October 1, 2009 through July 31, 2010 and each of the years in the two-year period ended September 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Premier Large Company Growth Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2013

Other information (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	31

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Premier Large Company Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Premier Large Company Growth Fund	Other information (unaudited)

Board Consideration of Investment Advisory and Sub-Advisory Agreements:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management, Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	35

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Russell 1000® Growth Index, for all periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of or equal to the median rates for the Fund’s expense Groups for all classes except Class A and the Investor Class. However, the Board viewed favorably the fact that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups, including Class A and the Investor Class.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser. The Board considered that the Sub-Adviser agreed to revise the sub-advisory fee schedule for the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a

36	Wells Fargo Advantage Premier Large Company Growth Fund	Other information (unaudited)

fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Premier Large Company Growth Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

218823 09-13 A212/AR212 7-13

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended July 31, 2013	Fiscal year ended July 31, 2012
Audit fees	$289,360	$278,400
Audit-related fees	—	—
Tax fees (1)	23,200	22,650
All other fees	—	16,900

	$312,560	$317,950

(1)	Tax fees consist of fees for tax compliance, tax advice and tax planning.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: September 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: September 25, 2013

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: September 25, 2013